[LOGO] STATE STREET RESEARCH

International Equity Fund
--------------------------------------------------------------------------------
                             Annual Report to Shareholders
                             October 31, 2000

                                    [GRAPHIC]

In this Report

                                  Year of
                                    the Euro

                                      plus

                                        Mixed Economic Prospects
                                        Around the World

                                        Market Trends and Investment Themes

                                        Fund Portfolio and Financials

--------------------------------------------------------------------------------

    Contents

 2  12 Month Review
    A look at the fund and its market
    environment over the past 12 months

 6  Performance in Perspective
    The most recent performance in the
    context of the fund's track record

 8  The Fund in Detail
    Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

Introducing our New President

We are pleased to announce that Richard "Dick" S. Davis has joined State Street Research & Management Company as president and chief executive officer. Dick comes to his new position from our parent company, MetLife, where he has served as senior vice president of fixed income investments and was responsible for the firm's $110 billion fixed income portfolio.

[PHOTO]
Richard S. Davis

Dick began his professional investment career 30 years ago at First Boston Corporation. He spent eight years at J.P. Morgan Investment Management and J.P. Morgan Securities, where he held positions in global fixed income sales management, client sales and service, risk management and product development. Dick holds a BA from Georgetown University and an MBA from Columbia University.

We are delighted to welcome a new leader with such an exceptional track record and outstanding business acumen. You can look forward to hearing from Dick in the communications you receive from State Street Research in the months ahead.

[GRAPHIC]
--------------------------------------------------------------------------------
12 Month Review Management's Discussion of Fund Performance Part 1
--------------------------------------------------------------------------------

                            How State Street Research
                       International Equity Fund Performed

State Street Research International Equity Fund returned 13.80% for the 12-month period ended October 31, 2000.(1) That was considerably higher than the Morgan Stanley Capital International EAFE Index, a broad measure of stock market performance in developed countries outside the U.S., which returned -2.90% over the same period.(2)

Reasons for the Fund's Performance

Early in the fiscal year, technology and telecommunications stocks drove performance for international markets and for the fund. However, midway through the year, we trimmed our exposure to both groups and reinvested the proceeds into sectors that were positioned to benefit from stronger global economic growth. We added to investments in the energy sector, where rising commodity prices lifted stock prices. Later in the year, we cut back on energy producers, which had already generated strong gains, and we increased our exposure to oil service companies such as Saipem, Technip and IHC Caland, where we believe earnings are still below expectations. We also added to our investments in pharmaceutical companies such as Aventis and Schering. We raised our exposure to Japan, where we had been underweighted relative to the Morgan Stanley Capital International EAFE Index, because we have become more optimistic about the economic recovery in Japan.

Looking Ahead

Despite uncertainties about global economic growth going forward, we believe that Europe and Japan have opportunities to improve corporate productivity through technology, which could have a positive effect on stock prices. Our emphasis is on bottom-up stock picking, which we believe will continue to serve us well in a volatile market environment.

More Management's Discussion of Fund Performance on pages 6 and 7.

Because financial markets and mutual fund strategies are constantly evolving, it's possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

    13.80% [UP ARROW]

"We believe that
Europe and Japan
have opportunities to
improve productivity
through technology."

[PHOTO]
Tom Moore
Portfolio Manager,
State Street Research
International Equity
Fund

Morgan Stanley
Capital International
EAFE Index(2)

    -2.90% [DOWN ARROW]


2 State Street Research International Equity Fund

[GRAPHIC] The Fund at a Glance as of 10/31/00

State Street Research International Equity Fund invests in the stocks of foreign companies.

Saipem

This international energy contractor invested more than $1 billion to reshape its businesses. The stock continues to sell at an attractive multiple to its peer group. It has been a strong performer for the portfolio.

[GRAPHIC]

Hits & Misses

[GRAPHIC]

Net Com Services

Net Com Services is a Swedish telecommunications company with a presence in mobile, fixed-line, data and cable communications. After strong performance in 1999, the company's margins dropped as a result of weak demand in its fixed-line business. The stock price came down and we sold it.

Total Net Assets: $95 Million
--------------------------------------------------------------------------------
Top 10 Holdings

      Issuer/Security             % of fund assets

 (1)  Petrochina                              4.9%

 (2)  Fujisawa Pharmaceutical                 4.9%

 (3)  Saipem                                  4.5%

 (4)  Renault                                 3.6%

 (5)  L.M. Ericsson                           3.5%

 (6)  Enterprise Oil                          3.0%

 (7)  Total Fina                              3.0%

 (8)  Royal Dutch Petroleum                   3.0%

 (9)  Gulf Canada Resources                   3.0%

(10)  RTZ                                     2.9%

      Total                                  36.3%

See page 11 for more detail.

--------------------------------------------------------------------------------
Performance: Class A

Fund average annual total return as of 10/31/00(1,3,5)

                               Life of Fund
  1 Year     3 Years   5 Years   (1/22/92)
-----------------------------------------------------------
  13.80%     16.52%     9.80%      9.83%

MSCI EAFE Index as of 10/31/00(2)

                               Life of Fund
  1 Year     3 Years   5 Years   (1/22/92)
-----------------------------------------------------------
  -2.90%      9.42%     8.65%      8.36%

Fund average annual total return as of 9/30/00(3,4,5)

                               Life of Fund
  1 Year     3 Years   5 Years   (1/22/92)
-----------------------------------------------------------
  21.89%     14.03%     9.58%     10.14%

MSCI EAFE Index as of 9/30/00(2)

                               Life of Fund
  1 Year     3 Years   5 Years   (1/22/92)
-----------------------------------------------------------
   3.18%      7.39%     8.58%      8.74%

See pages 6 and 7 for data on other share classes.

--------------------------------------------------------------------------------
5 Largest Country Positions

by % of fund assets

October 31, 1999                           October 31, 2000

Japan                 35.8%                Japan                 14.6%
-------------------------------            --------------------------------
United Kingdom        12.0%                France                13.4%
-------------------------------            --------------------------------
France                 7.3%                Netherlands           12.9%
-------------------------------            --------------------------------
Netherlands            6.0%                Hong Kong              9.0%
-------------------------------            --------------------------------
Sweden                 5.2%                United Kingdom         9.0%
-------------------------------            --------------------------------

--------------------------------------------------------------------------------
Ticker Symbols

State Street Research International Equity Fund

Class A: SSIEX Class B(1): SSNPX* Class B: SSNBX Class C: SSNDX Class S: SSNCX

--------------------------------------------------------------------------------

(1)   Does not reflect sales charge.

(2) The Morgan Stanley Capital International EAFE (MSCI EAFE Index) Index is comprised of stocks from Europe, Australasia and the Far East. The index is unmanaged and does not take sales charges into consideration. It is not possible to invest directly in the index.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(4)   Performance reflects a maximum 5.75% Class A front-end sales charge.

(5) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

*     Proposed.

[GRAPHIC] The Way We Think

                                    Year of
                                       the Euro                       [GRAPHIC]

Since its debut last year, the euro--the common currency that links eleven European economies and their financial markets--has lost 30% of its value, although the European Central Bank raised interest rates last summer in an attempt to stem the currency's decline.

A weak euro may make it difficult for many Eurozone companies to raise earnings in 2001. It has also hurt the performance of international mutual funds, because the value of foreign stocks is less when translated into a stronger U.S. dollar.

Eurogains

It's easy to get pessimistic about the euro's slide, but that would ignore the many positive factors that have resulted from the European Union, which remains committed to the success of the new currency. The euro has helped open capital markets and improved the investment environment in euro-participating markets. How? A weak euro makes European products cheaper in world markets and that has helped raise earnings.

Eurozone companies also have the incentive to become more efficient and more productive. Gone are the tariffs and other barriers that used to keep companies on their own limited playing fields. Companies that once were forced to think in terms of local products and local markets now have the opportunity to make their bid to compete in a global marketplace. For the first time ever, there's a sense of competition to attract business and add new jobs. That sort of competition has gone on in the U.S. for

--------------------------------------------------------------------------------
Mixed Economic Prospects Around the World

As the year 2000 comes to a close, global economic growth has improved to over 4% compared to 2% two years ago, according to a recent report by the Organization for Economic Cooperation and Development (OECD). However, prospects for the year ahead have dimmed in most developed countries. The U.S. has reported slower economic growth and a slowdown is beginning in Europe and in parts of Asia. Among emerging nations, China has shown the strongest growth at 8% or more. Meanwhile, many of Asia's southern-tier countries are also slowing down.

Dollar Dominates

A strong U.S. dollar has outperformed both the yen and the euro. However, some economists believe that slower U.S. growth could help narrow the gap between the euro and the dollar. Others fear that European economies still have a long way to go before they are competitive with the U.S., and that's what it will take to shore up confidence in the new currency.

The euro isn't the only embattled currency in the world. Concerns about global credit quality and liquidity have also hurt currencies in Asia and Latin America.

Renewed Optimism for Japan?

Although Japan's economy has had several false starts, some positive signs have emerged this year. Gross domestic product is expected to rise by 2% in 2000, and corporate profits outside the beleaguered financial sector are growing 30% year-over-year. Technology exports continue to be the bedrock of economic growth. However, still missing from Japan's economic comeback: consumers, who have not opened their pocketbooks to provide a key stimulus to the economy.

Most Developed Economies Slow Down--Emerging Markets Pick Up

Country             2000     2001
-----------------------------------------
 Britain            +3.0     +2.7
-----------------------------------------
 Canada             +4.8     +3.4
-----------------------------------------
 France             +3.4     +3.1
-----------------------------------------
 Germany            +3.1     +2.9
-----------------------------------------
 Italy              +2.8     +2.6
-----------------------------------------
 Japan              +1.9     +2.1
-----------------------------------------
 Spain              +4.1     +3.5
-----------------------------------------
 Sweden             +4.1     +3.6
-----------------------------------------
 United States      +5.2     +3.3
-----------------------------------------
 Euro-11            +3.5     +3.0
-----------------------------------------
 Hong Kong          +9.2     +7.1
-----------------------------------------
 Indonesia          +3.9     +5.5
-----------------------------------------
 China              +8.0     +7.7
-----------------------------------------
 Thailand           +5.9     +6.0
-----------------------------------------
 Brazil             +3.8     +4.0
-----------------------------------------
 Argentina          +2.0     +2.5
-----------------------------------------

Sources: Gross Domestic Product (GDP), 2000 and projected 2001 (% change at annual rate), The Economist magazine and OECD. 11/30/00 GDP Forecasts.


4 State Street Research International Equity Fund decades where states vie with each other by offering tax-breaks or a strong labor pool to attract large companies bent on expanding.

Borrowing Ideas from the U.S.

European companies have found that they can borrow other good ideas from the U.S. For example, many have discovered that they can cut costs, maintain their profitability, and improve productivity through technology. Tom Moore, portfolio manager of State Street Research International Equity Fund, points out that merger and acquisition activity in telecommunications, utilities and consumer areas have already met with considerable success in achieving cost efficiencies.

Spending on information technology still lags the U.S., but that suggests that as companies increase their spending there should be ample room for productivity gains. "In the U.S., we've been working with this formula for at least 15 years," says Moore. "However, in Europe--and also in Japan--they are still in the early innings of the game."

        [The following information was represented by a line graph in the printed materials.]

Euro slides

1/99  -- 1.1362
2/99  -- 1.1028
3/99  -- 1.0762
4/99  -- 1.057
5/99  -- 1.042
6-99  -- 1.0351
7/99  -- 1.0711
8/99  -- 1.0566
9/99  -- 1.0684
10/99 -- 1.0549
11/99 -- 1.0093
12/99 -- 1.0062
1/00  -- 0.9707
2/00  -- 0.9642
3/00  -- 0.9553
4/00  -- 0.9119
5/00  -- 0.938
6/00  -- 0.9525
7/00  -- 0.9266
8/00  -- 0.8878
9/00  -- 0.8827
10/00 -- 0.8489

Value of the euro 1/99-10/00

Source: Bloomberg

Focus on Earnings Growth

Although the euro has figured into the investment environment for 2000 in both negative and positive ways, Moore's focus is on individual European companies that are showing improved earnings. He invested in oil service companies, such as Technip and Saipem, that stood to benefit from rising commodity prices. "We felt their earnings potential was significantly above Wall Street's expectations, and so far we have been right," says Moore.

Over the long term, Moore is also optimistic about opportunities for European telecommunications companies such as Ericsson and Nokia. Many European companies are at the cutting edge of wireless communications innovation. And although the sector has been quite volatile this year, the increasing use of mobile telephones for business and personal use suggests the potential for further long-term gains.

Outside Europe

Although Moore concentrates on individual stock selection more than country weightings, the portfolio has been overweighted in European stocks during the year. However, during the final quarter he has started to look for opportunities to build the fund's investments in Japan. "I may be in the minority right now, but I'm actually optimistic on Japan. We see a bottoming in the economic cycle in a nation where things move by consensus." Once that consensus turns positive, says Moore, he expects to see companies improve their earnings, show productivity gains and invest more in technology improvements. What's missing? The Japanese consumer. In contrast to Europe, where consumer confidence recently hit a ten-year high, the Japanese consumer is still holding out. Says Moore, "For Europe as well as for Japan, the consumer will figure heavily into the financial markets for the year ahead."

--------------------------------------------------------------------------------
A Closer Look [MAGNIFYING GLASS]

Market Trends and Investment Themes

[GRAPHIC]

Some trends have a tendency to affect the U.S. and foreign stock markets in the same way: for example, in big global market sectors, such as energy, pharmaceuticals, technology and telecommunications, many stocks tend to perform with their sector rather than with their country of origin. However, if you look at the overall markets, there is still a wide divergence of results between the U.S. and foreign markets. In smaller countries, a single industry or stock can be such a large component of the market index that it can determine that market's direction. And in Japan, equities tend to go in one direction or the other because consensus is a characteristic of Japanese culture.

With that experience in mind, we continue to manage State Street Research International Equity Fund with an emphasis on individual stock selection. We focus on companies that have the potential to deliver earnings growth above the market's expectations. The only way to identify such companies is through intense fundamental research including onsite visits to companies and their management.

In Europe, our attention is focused on companies that could benefit from rising commodity prices or grow in specific product niches. In Asia, we are looking for companies with the potential to build earnings growth through restructuring, technology-driven cost savings, and improved penetration of export markets.

-Tom Moore, portfolio manager
State Street Research International Equity Fund

--------------------------------------------------------------------------------

[GRAPHIC]
--------------------------------------------------------------------------------
Performance in Perspective Management's Discussion of Fund Performance Part 2
--------------------------------------------------------------------------------

                   Performance Figures as of October 31, 2000

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period -- say, five years -- in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower distribution/service (12b-1) fee of 0.30%

                                                              Life of Fund
                                1 Year    3 Years   5 Years    (1/22/92)
Cumulative Total Return       ---------------------------------------------
(does not reflect               13.80%    58.21%    59.56%      127.81%
sales charge)

                                                              Life of Fund
                                1 Year    3 Years   5 Years    (1/22/92)
Average Annual Total Return   ---------------------------------------------
(at maximum applicable           7.26%    14.24%     8.50%       9.09%
sales charge)

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over Life of Fund

                 Class A                        MSCI EAFE Index

"92"               8279                               8784
"93"              12267                              12074
"94"              15014                              13293
"95"              13456                              13243
"96"              13283                              14631
"97"              13572                              15308
"98"              14854                              16784
"99"              18868                              20650
"00"              21471                              20052

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load for accounts opened after 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                             Life of Fund
                                1 Year    3 Years   5 Years    (1/22/92)
Cumulative Total Return       ---------------------------------------------
(does not reflect               12.89%    54.87%    53.86%      116.92%
sales charge)

                                                             Life of Fund
                                1 Year    3 Years   5 Years    (1/22/92)
Average Annual Total Return   ---------------------------------------------
(at maximum applicable           7.89%    14.95%     8.72%       9.22%
sales charge)

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over Life of Fund

                Class B(1)                      MSCI EAFE Index
"92"               8784                               8784
"93"              13015                              12074
"94"              15858                              13293
"95"              14098                              13243
"96"              13823                              14631
"97"              14007                              15308
"98"              15215                              16784
"99"              19216                              20650
"00"              21692                              20052

--------------------------------------------------------------------------------


6 State Street Research International Equity Fund

--------------------------------------------------------------------------------
Class B Back Load for accounts opened before 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                              Life of Fund
                                1 Year    3 Years   5 Years    (1/22/92)
Cumulative Total Return       ---------------------------------------------
(does not reflect               12.97%    54.98%    53.97%      117.08%
sales charge)

                                                              Life of Fund
                                1 Year    3 Years   5 Years    (1/22/92)
Average Annual Total Return   ---------------------------------------------
(at maximum applicable           7.97%    14.97%     8.73%       9.23%
sales charge)

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over Life of Fund

                 Class B                         MSCI EAFE Index

"92"               8784                               8784
"93"              13015                              12074
"94"              15858                              13293
"95"              14098                              13243
"96"              13823                              14631
"97"              14007                              15308
"98"              15215                              16784
"99"              19216                              20650
"00"              21708                              20052

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                              Life of Fund
                                1 Year    3 Years   5 Years    (1/22/92)
Cumulative Total Return       ---------------------------------------------
(does not reflect               13.03%    54.92%    53.91%      116.99%
sales charge)

                                                              Life of Fund
                                1 Year    3 Years   5 Years    (1/22/92)
Average Annual Total Return   ---------------------------------------------
(at maximum applicable          12.03%    15.71%     9.01%       9.22%
sales charge)

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over Life of Fund

                 Class C                         MSCI EAFE Index

"92"               8784                               8784
"93"              13015                              12074
"94"              15858                              13293
"95"              14098                              13243
"96"              13808                              14631
"97"              14007                              15308
"98"              15215                              16784
"99"              19197                              20650
"00"              21699                              20052

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                              Life of Fund
                                1 Year    3 Years   5 Years    (1/22/92)
Cumulative Total Return       --------------------------------------------
(does not reflect               14.16%    59.76%    61.80%      132.20%
sales charge)

                                                              Life of Fund
                                1 Year    3 Years   5 Years    (1/22/92)
Average Annual Total Return   --------------------------------------------
(at maximum applicable          14.16%    16.90%    10.10%      10.07%
sales charge)

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over Life of Fund

                 Class S                         MSCI EAFE Index

"92"               8784                               8784
"93"              13015                              12074
"94"              15974                              13293
"95"              14351                              13243
"96"              14198                              14631
"97"              14534                              15308
"98"              15955                              16784
"99"              20340                              20650
"00"              23220                              20052

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The MSCI EAFE Index is an unmanaged index and is comprised of stocks from Europe, Australasia, and the Far East. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
--------------------------------------------------------------------------------
The Fund in Detail
--------------------------------------------------------------------------------

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year leading up to the report date and give a summary of operations on a per share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                         [PHOTO]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 20 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To get a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8 State Street Research International Equity Fund

About the Fund
--------------------------------------------------------------------------------

Business structure

State Street Research International Equity Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Financial Trust, a Massachusetts business trust and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value and handles related services.

The investment manager and the distributor are subsidiaries of MetLife. State Street Bank and Trust Company is not affiliated with MetLife (the similarity among its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and strategy

The fund seeks to provide long-term growth of capital by investing primarily in common stocks and equity-related securities of non-U.S. companies.

Share classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75%. From November 1, 1999 to April 30, 2000, Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000, Class A shares pay an annual service and distribution fee equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

o Securities maturing within sixty days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

o Other securities -- The fund prices these securities at fair value under procedures established and supervised by the trustees.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o     Interest -- The fund accrues interest daily as it earns it.

o     Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used accounting principles generally accepted in the United States. The fund distributes its earnings on the following schedule:

o Dividends from net investment income -- The fund ordinarily declares and pays these annually, if any.

o     Net realized capital gains -- The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

o Expenses attributed to the fund -- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series -- These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


10 State Street Research International Equity Fund

Portfolio Holdings  October 31, 2000
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by country of incorporation.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*     Denotes a security which has not paid a dividend during the last year.

# Denotes an American Depositary Receipt or a Global Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

                                                                 Market
Issuer                                             Shares         Value
-------------------------------------------------------------------------

Common Stocks  91.5% of net assets

Australia 0.6%
Rio Tinto Ltd.                                     12,950        $177,764
Woodside Petroleum Ltd. *#                         56,300         411,482
                                                              -----------
                                                                  589,246
                                                              -----------
Belgium 1.7%
UCB (GROUPE)                                       46,100       1,643,060
                                                              -----------
Canada 7.4%
Gulf Canada Resources Ltd.                        654,100       2,804,815(9)
Nortel Networks Corp.                              36,900       1,669,257
Sierra Wireless Inc.                               38,600       2,537,950
                                                              -----------
                                                                7,012,022
                                                              -----------
Denmark 0.3%
ISS International Service Systems SA Cl. B          4,000         246,308
                                                              -----------
Finland 4.5%
F Secure Oy                                       335,000       1,904,683
Nokia AB Oy                                        58,500       2,407,195
                                                              -----------
                                                                4,311,878
                                                              -----------
France 13.4%
Alcatel Alsthom                                    12,375         755,053
Aventis SA                                          4,388         312,042
France Telecom SA                                   3,792         396,444
Lafarge SA                                          3,984         294,132
Renault SA                                         69,300       3,446,149(4)
Sanofi Synthelabo SA                               13,340         701,860
Societe Generale de France SA                      24,000       1,362,513
Technip                                            20,500       2,623,363
Total Fina SA Cl. B                                19,693       2,817,557(7)
                                                              -----------
                                                               12,709,113
                                                              -----------
Germany 2.5%
Medigene AG *                                       8,900         830,780
Siemens AG                                         11,800       1,502,523
                                                              -----------
                                                                2,333,303
                                                              -----------
Hong Kong 9.0%
China Telecom Ltd.*                               198,000       1,269,393
Giordano International Ltd.                     1,260,000         739,133
Johnson Electric Holdings                         927,600       1,867,332
Petrochina Co. Ltd.                            22,253,400       4,679,520(1)
                                                              -----------
                                                                8,555,378
                                                              -----------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings October 31, 2000 CONTINUED

                                                                 Market
Issuer                                             Shares         Value
-------------------------------------------------------------------------

Italy 6.3%
Assicuraziono Generali SPA                         13,650        $448,857
ENI SPA #                                          64,000         346,500
Montedison SPA                                    429,380         907,286
Saipem SPA                                        822,000       4,282,954(3)
                                                              -----------
                                                                5,985,597
                                                              -----------
Japan 14.6%
Citizen Watch Co.                                 206,000       2,021,959
Fujisawa Pharmaceutical Co. Ltd.                  148,000       4,652,339(2)
Hoya Corp.                                         14,000       1,157,311
Kyocera Corp.                                      16,800       2,186,317
NEC Corp. *                                        22,000         419,374
Nikon Corp.                                        61,000         886,643
Ricoh Co. Ltd.                                     99,000       1,524,264
Shionogi & Co. Ltd.                                54,000       1,054,117
                                                              -----------
                                                               13,902,324
                                                              -----------
Korea 0.2%
Samsung Electronics Ltd. #                          1,339         167,743
                                                              -----------
Malaysia 1.2%
Malayan Banking BHD                               215,000         860,000
Telekom Malaysia BHD                              105,000         323,290
                                                              -----------
                                                                1,183,290
                                                              -----------
Netherlands 12.9%
Akzo Nobel NV                                      47,872       2,179,488
ASM Lithography Hl                                 80,000       2,186,674
Heineken NV                                        27,500       1,493,537
ING Groep NV                                       27,132       1,863,120
Philips Electronics NV                             44,263       1,739,479
Royal Dutch Petroleum Co.                          47,500       2,817,162(8)
                                                              -----------
                                                               12,279,460
                                                              -----------
Norway 1.2%
Norsk Hydro ASA                                    22,000         874,879
Petroleum Geo Services ASA                         18,100         249,682
                                                              -----------
                                                                1,124,561
                                                              -----------
Spain 0.6%
Repsol SA                                          22,000         349,488
Terra Networks SA                                  10,000         239,305
                                                              -----------
                                                                  588,793
                                                              -----------
Sweden 5.0%
L.M. Ericsson Telephone Co. Cl. B                 247,700       3,296,949(5)
Skandia Foersaekrings AB                           47,100         798,960
Skanska AB Cl. B                                   15,600         618,236
                                                              -----------
                                                                4,714,145
                                                              -----------
Switzerland 1.1%
CS Holding AG                                       1,424         266,961
Schweiz Ruckversicher AG                              124         244,537
UBS AG                                              3,662         507,253
                                                              -----------
                                                                1,018,751
                                                              -----------
United Kingdom 9.0%
Barclays PLC                                       15,800         452,081
British Telecom PLC                                59,650         699,317
Enterprise Oil PLC                                357,000       2,823,039(6)
HSBC Holdings PLC                                  61,650         878,409
Reckitt & Benckiser                                31,500         414,087
RTZ Corp.                                         171,700       2,777,777(10)
Zeneca Group PLC                                   10,080         472,113
                                                              -----------
                                                                8,516,823
                                                              -----------
Total Common Stocks                                            86,881,795(a)
                                                              -----------
Equity-Related Securities
0.5% of net assets
Samsung Electronics Ltd. Pfd.                       9,500         486,901
                                                              -----------
Total Equity-Related Securities                                   486,901(b)
                                                              -----------
--------------------------------------------------------------------------------
(a)   The fund paid a total of $68,375,549 for these securities.
--------------------------------------------------------------------------------
(b)   The fund paid a total of $125,965 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


12 State Street Research International Equity Fund

                                                        Coupon              Maturity         Amount of          Market
Issuer                                                   Rate                 Date           Principal           Value
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper  19.1% of net assets

American Express Credit Corp.                            6.57%             11/02/2000         $880,000          $880,000

Ford Motor Credit Co.                                    6.51%             11/03/2000        4,189,000         4,189,000

General Electric Capital Corp.                           6.47%             11/01/2000        4,355,000         4,355,000

Household Finance Corp.                                  6.52%             11/08/2000        4,400,000         4,400,000

Merrill Lynch & Company Inc.                             6.53%             11/06/2000        3,778,000         3,774,573

Verizon Network Funding Inc.                             6.48%             11/03/2000          492,000           491,823
                                                                                                            ------------
Total Commercial Paper                                                                                        18,090,396(1)
                                                                                                            ------------

                                                                               % of
                                                                             Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Total Investments                                                              111.1%                       $105,459,092(2)

Cash and Other Assets, Less Liabilities                                        (11.1%)                       (10,567,598)
                                                                               -----                        ------------
Net Assets                                                                     100.0%                        $94,891,494
                                                                               =====                        ============

--------------------------------------------------------------------------------
(1)   The fund paid a total of $18,090,396 for these securities.
--------------------------------------------------------------------------------
(2)   The fund paid a total of $86,591,910 for these securities.
--------------------------------------------------------------------------------

Federal Income Tax Information

At October 31, 2000, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $86,918,280 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                     $19,553,803

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                      (1,012,991)
                                                                    -----------
                                                                    $18,540,812
                                                                    ===========

The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  October 31, 2000
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for share class as of the report date.

Assets

Investments                                                     $105,459,092(1)
Cash                                                                   4,901
Receivable for fund shares sold                                    1,507,613
Dividends and interest receivable                                    108,508
Receivable from Distributor                                           78,549
Foreign tax receivable                                                62,062
Other assets                                                           6,293
                                                               -------------
                                                                 107,227,018
Liabilities
Payable for securities purchased                                  11,710,048
Accrued transfer agent and shareholder services                       77,734
Payable for fund shares redeemed                                      77,181
Accrued management fee                                                60,083
Accrued distribution and service fees                                 56,792
Accrued administration fee                                            28,100
Accrued trustees' fees                                                 8,424
Other accrued expenses                                               317,162
                                                               -------------
                                                                  12,335,524
                                                               -------------

Net Assets                                                       $94,891,494
                                                               =============
Net Assets consist of:
  Unrealized appreciation of investments                         $18,867,182
  Unrealized depreciation of foreign currency                         (7,723)
  Accumulated net realized gain on investments
  and foreign currency                                             4,874,564
  Paid-in capital                                                 71,157,471
                                                               -------------
                                                                 $94,891,494(2)
                                                               =============

--------------------------------------------------------------------------------
(1)   The fund paid a total of $86,591,910 for these securities.
--------------------------------------------------------------------------------
(2)   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

           Net Assets   /  Number of Shares    =      NAV
       A    $44,084,052       3,107,563             $ 14.19*
       B(1)  $7,887,172         580,557             $ 13.59**
       B    $22,365,948       1,645,842             $ 13.59**
       C     $3,517,530         258,283             $ 13.62**
       S    $17,036,792       1,180,850             $ 14.43

*     Maximum offering price per share $15.06 ($14.19 / .9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


14 State Street Research International Equity Fund

Statement of
Operations  For the year ended October 31, 2000
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends                                                           $975,457(1)
Interest                                                             402,026
                                                                 -----------
                                                                   1,377,483
Expenses

Management fee                                                       833,055(2)
Transfer agent and shareholder services                              354,874(3)
Custodian fee                                                        243,469
Reports to shareholders                                               58,335
Audit fee                                                             22,230
Registration fees                                                     60,225
Distribution and service fees-Class A                                 94,981(4)
Distribution and service fees-Class B(1)                              59,549(4)
Distribution and service fees-Class B                                257,100(4)
Distribution and service fees-Class C                                 29,358(4)
Legal fees                                                            39,178
Administration fee                                                    28,100(5)
Trustees' fees                                                         8,424(6)
Miscellaneous                                                         12,369
                                                                 -----------
                                                                   2,101,247
Expenses borne by the Distributor                                   (208,931)(7)
Fees paid indirectly                                                  (4,443)(8)
                                                                 -----------
                                                                   1,887,873
                                                                 -----------
Net investment loss                                                 (510,390)
                                                                 -----------
Realized and Unrealized Gain (Loss)
on Investments, Foreign Currency and
Forward Contracts

Net realized gain on investments                                   5,303,470(9)
Net realized loss on foreign currency
  and forward contracts                                           (1,315,552)
                                                                 -----------
Total net realized gain                                            3,987,918
                                                                 -----------
Change in unrealized appreciation of investments                   1,245,992
Change in unrealized appreciation of foreign
  currency and forward contracts                                   1,255,765
                                                                 -----------
  Total change in unrealized appreciation                          2,501,757
                                                                 -----------
Net gain on investments, foreign currency
  and forward contracts                                            6,489,675
                                                                 -----------
Net increase in net assets resulting
  from operations                                                 $5,979,285
                                                                 ===========

--------------------------------------------------------------------------------
(1)   The fund paid foreign taxes of $127,870.
--------------------------------------------------------------------------------
(2)   The management fee is 0.95% of fund net assets, annually.
--------------------------------------------------------------------------------
(3) Includes a total of $167,194 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(4) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(5) Payments made to the investment manager for certain administrative costs incurred in providing accounting services to the fund.
--------------------------------------------------------------------------------
(6) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(7) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------
(8)   Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(9) To earn this, the fund sold $63,452,758 of securities. During this same period, the fund also bought $85,874,127 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                     Years ended October 31
-----------------------------------------------------------------------------
                                                     1999            2000
-----------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                                $(418,931)      $(510,390)
Net realized gain on investments, foreign
  currency and forward contracts                   4,848,994       3,987,918
Change in unrealized appreciation of
  investments, foreign currency and
  forward contracts                                9,070,789       2,501,757
                                                 ---------------------------
Net increase resulting from operations            13,500,852       5,979,285
                                                 ---------------------------
Dividend from net investment income:
  Class A                                           (292,925)             --
  Class B(1)                                              --              --
  Class B                                           (244,476)             --
  Class C                                            (15,769)             --
  Class S                                           (276,150)             --
                                                 ---------------------------
                                                    (829,320)             --
                                                 ---------------------------
Distribution from capital gains:
  Class A                                                 --        (765,082)
  Class B(1)                                              --        (104,090)
  Class B                                                 --        (723,766)
  Class C                                                 --         (65,500)
  Class S                                                 --        (494,397)
                                                 ---------------------------
                                                          --      (2,152,835)(1)
                                                 ---------------------------
Net increase (decrease)
  from fund share transactions                    (3,314,527)     30,165,993(2)
                                                 ---------------------------
Total increase in net assets                       9,357,005      33,992,443
                                                 ---------------------------
Net Assets

Beginning of year                                 51,542,046      60,899,051
                                                 ---------------------------
End of year                                      $60,899,051     $94,891,494
                                                 ===========================

--------------------------------------------------------------------------------
(1)   The fund has designated as long term all of this amount.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


16 State Street Research International Equity Fund

--------------------------------------------------------------------------------
(2)   These transactions break down by share class as follows:

                                                                  Years ended October 31
                                            ---------------------------------------------------------------------
                                                         1999                              2000
                                            ---------------------------------------------------------------------

Class A                                         Shares          Amount             Shares          Amount
=================================================================================================================
 Shares sold                                  12,204,470     $136,019,145        5,046,226      $77,921,379*
 Issued upon reinvestment of:
  Dividend from net investment income             27,110          290,733               --               --
  Distribution from capital gains                     --               --           49,646          736,846
 Shares redeemed                             (11,933,749)    (133,507,842)      (3,751,701)     (58,370,939)
                                            ---------------------------------------------------------------------
 Net increase                                    297,831       $2,802,036        1,344,171      $20,287,286
                                            =====================================================================

Class B(1)                                     Shares (a)      Amount (a)          Shares          Amount
=================================================================================================================
 Shares sold                                     200,533        2,219,325          444,100       $6,814,862**
 Issued upon reinvestment of
  distribution from capital gains                     --               --            7,248          104,090
 Shares redeemed                                  (4,603)         (49,182)         (66,721)      (1,075,103)***
                                            ---------------------------------------------------------------------
 Net increase                                    195,930       $2,170,143          384,627       $5,843,849
                                            =====================================================================

Class B                                          Shares          Amount            Shares           Amount
=================================================================================================================
 Shares sold                                     196,958       $2,142,564          385,412       $5,907,787**
 Issued upon reinvestment of:
  Dividend from net investment income             22,009          229,109               --               --
  Distribution from capital gains                     --               --           47,643          682,088
 Shares redeemed                                (740,587)      (7,898,039)        (387,004)      (5,670,356)***
                                            ---------------------------------------------------------------------
 Net increase (decrease)                        (521,620)     ($5,526,366)          46,051         $919,519
                                            =====================================================================

Class C                                          Shares          Amount           Shares           Amount
=================================================================================================================
 Shares sold                                     918,627      $10,353,880        1,261,536      $18,828,899**
 Issued upon reinvestment of:
  Dividend from net investment income                908            9,484               --               --
  Distribution from capital gains                     --               --            3,986           57,113
 Shares redeemed                                (903,008)     (10,171,596)      (1,195,228)     (17,903,029)****
                                            ---------------------------------------------------------------------
 Net increase                                     16,527         $191,768           70,294         $982,983
                                            =====================================================================

Class S                                          Shares          Amount            Shares          Amount
=================================================================================================================
 Shares sold                                     227,729       $2,532,707          787,426      $12,414,829
 Issued upon reinvestment of:
  Dividend from net investment income             24,820          269,057               --               --
  Distribution from capital gains                     --               --           32,335          486,654
 Shares redeemed                                (513,083)      (5,753,872)        (682,220)     (10,769,127)
                                            ---------------------------------------------------------------------
 Net increase (decrease)                        (260,534)     ($2,952,108)         137,541       $2,132,356
                                            =====================================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share.

* Sales charges of $23,261 and $86,722 were collected by the distributor and MetLife on sales of these shares.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $99,175, $1,077 and $364 for Class B(1), Class B, and Class C were paid by the distributor, not the fund.

*** Includes $12,753 and $24,748 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $571 in deferred sales charges collected by the distributor.

(a)   January 1, 1999 (commencement of share class) to October 31, 1999.

--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance.

                                                                                             Class A
                                                              ======================================================================
                                                                                      Years ended October 31
                                                              ----------------------------------------------------------------------
Per Share Data                                                 1996 (a)       1997 (a)       1998 (a)       1999 (a)       2000 (a)
====================================================================================================================================
 Net asset value, beginning of year ($)                           9.34           9.22           9.42          10.31          12.85
                                                                  ----           ----          -----          -----          -----
  Net investment loss ($)*                                       (0.04)         (0.02)         (0.01)         (0.06)         (0.06)

  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                     (0.08)          0.22           0.90           2.81           1.85
                                                                  ----           ----          -----          -----          -----
 Total from investment operations ($)                            (0.12)          0.20           0.89           2.75           1.79
                                                                  ----           ----          -----          -----          -----
 Dividend from net investment income ($)                            --             --             --          (0.21)            --

 Distribution from capital gains ($)                                --             --             --             --          (0.45)
                                                                  ----           ----          -----          -----          -----
 Total distributions ($)                                            --             --             --          (0.21)         (0.45)
                                                                  ----           ----          -----          -----          -----
 Net asset value, end of year ($)                                 9.22           9.42          10.31          12.85          14.19
                                                                  ====           ====          =====          =====          =====
 Total return (%) (b)                                            (1.28)          2.17           9.45          27.02          13.80

 Ratios/Supplemental Data
 ===================================================================================================================================
 Net assets at end of year ($ thousands)                        21,116         16,346         15,104         22,667         44,084

 Expense ratio (%)*                                               1.90           1.90           1.90           1.92           1.93

 Expense ratio after expense reductions (%)*                      1.90           1.90           1.90           1.90           1.93

 Ratio of net investment loss to average net assets (%)*         (0.37)         (0.18)         (0.20)         (0.54)         (0.35)

 Portfolio turnover rate (%)                                    132.36         174.69         116.28          78.04          77.61

 *Reflects voluntary reduction of expenses
 per share of these amounts ($)                                   0.05           0.04           0.04           0.05           0.04

                                                                                    Class B(1)
                                                         ==============================================================
                                                                 January 1, 1999
                                                           (commencement of operations)             Year ended
Per Share Data                                                to October 31, 1999 (a)           October 31, 2000 (a)
=======================================================================================================================
 Net asset value, beginning of year ($)                                10.63                           12.42
                                                                       -----                           -----
  Net investment loss ($)*                                             (0.11)                          (0.16)

  Net realized and unrealized gain on investments,
  foreign currency and forward contracts ($)                            1.90                            1.78
                                                                       -----                           -----
 Total from investment operations ($)                                   1.79                            1.62
                                                                       -----                           -----
 Distribution from capital gains ($)                                      --                           (0.45)
                                                                       -----                           -----
 Total distributions ($)                                                  --                           (0.45)
                                                                       -----                           -----
 Net asset value, end of year ($)                                      12.42                           13.59
                                                                       =====                           =====
 Total return (%) (b)                                                  16.84 (c)                       12.89

 Ratios/Supplemental Data
 ======================================================================================================================
 Net assets at end of year ($ thousands)                               2,433                           7,887

 Expense ratio (%)*                                                     2.67 (d)                        2.65

 Expense ratio after expense reductions (%)*                            2.65 (d)                        2.65

 Ratio of net investment loss to
 average net assets (%)*                                               (1.29) (d)                      (1.02)

 Portfolio turnover rate (%)                                           78.04                           77.61

 *Reflects voluntary reduction of
 expenses per share of these amounts ($)                                0.01                            0.04

The text and notes are an integral part of the financial statements.


18 State Street Research International Equity Fund

                                                                                         Class B
                                                               ==========================================================
                                                                                  Years ended October 31
                                                               ----------------------------------------------------------
Per Share Data                                                   1996 (a)    1997 (a)    1998 (a)    1999 (a)    2000 (a)
=========================================================================================================================
 Net asset value, beginning of year ($)                             9.22        9.04        9.16        9.95       12.42
                                                                    ----        ----        ----       -----       -----
  Net investment loss ($)*                                         (0.11)      (0.09)      (0.05)      (0.14)      (0.17)

  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                       (0.07)       0.21        0.84        2.73        1.79
                                                                    ----        ----        ----       -----       -----
 Total from investment operations ($)                              (0.18)       0.12        0.79        2.59        1.62
                                                                    ----        ----        ----       -----       -----
  Dividend from net investment income ($)                             --          --          --       (0.12)         --

  Distribution from capital gains ($)                                 --          --          --          --       (0.45)
                                                                    ----        ----        ----       -----       -----
 Total distributions ($)                                              --          --          --       (0.12)      (0.45)
                                                                    ----        ----        ----       -----       -----
 Net asset value, end of year ($)                                   9.04        9.16        9.95       12.42       13.59
                                                                    ====        ====        ====       =====       =====
 Total return (%) (c)                                              (1.95)       1.33        8.62       26.30       12.97

 Ratios/Supplemental Data
 ========================================================================================================================
 Net assets at end of year ($ thousands)                          28,971      21,914      21,117      19,865      22,366

 Expense ratio (%)*                                                 2.65        2.65        2.65        2.67        2.65

 Expense ratio after expense reductions (%)*                        2.65        2.65        2.65        2.65        2.65

 Ratio of net investment loss to average net assets (%)*           (1.13)      (0.94)      (0.88)      (1.28)      (1.09)

 Portfolio turnover rate (%)                                      132.36      174.69      116.28       78.04       77.61

 *Reflects voluntary reduction of expenses
 per share of these amounts ($)                                     0.05        0.04        0.04        0.05        0.04

                                                                                         Class C
                                                               ==========================================================
                                                                                  Years ended October 31
                                                               ----------------------------------------------------------
Per Share Data                                                   1996 (a)    1997 (a)    1998 (a)    1999 (a)    2000 (a)
=========================================================================================================================
 Net asset value, beginning of year ($)                             9.22        9.03        9.16        9.95       12.44
                                                                    ----        ----        ----       -----       -----
  Net investment loss ($)*                                         (0.11)      (0.09)      (0.05)      (0.14)      (0.16)

  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                       (0.08)       0.22        0.84        2.73        1.79
                                                                    ----        ----        ----       -----       -----
 Total from investment operations ($)                              (0.19)       0.13        0.79        2.59        1.63
                                                                    ----        ----        ----       -----       -----
  Dividend from net investment income ($)                             --          --          --       (0.10)         --

  Distribution from capital gains ($)                                 --          --          --          --       (0.45)
                                                                    ----        ----        ----       -----       -----
 Total distributions ($)                                              --          --          --       (0.10)      (0.45)
                                                                    ----        ----        ----       -----       -----
 Net asset value, end of year ($)                                   9.03        9.16        9.95       12.44       13.62
                                                                    ====        ====        ====       =====       =====
 Total return (%) (b)                                              (2.06)       1.44        8.62       26.17       13.03

 Ratios/Supplemental Data
 ========================================================================================================================
 Net assets at end of year ($ thousands)                           5,324       2,469       1,706       2,339       3,518

 Expense ratio (%)*                                                 2.65        2.65        2.65        2.67        2.65

 Expense ratio after expense reductions (%)*                        2.65        2.65        2.65        2.65        2.65

 Ratio of net investment loss to average net assets ($)*           (1.10)      (0.97)      (0.90)      (1.29)      (1.04)

 Portfolio turnover rate (%)                                      132.36      174.69      116.28       78.04       77.61

 *Reflects voluntary reduction of expenses
 per share of these amounts ($)                                     0.05        0.04        0.04        0.04        0.04

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

(c)   Not annualized.

(d)   Annualized.

The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                                             Class S
                                                                  =========================================================
                                                                                     Years ended October 31
                                                                  ---------------------------------------------------------
Per Share Data                                                       1996 (a)    1997 (a)   1998 (a)   1999 (a)    2000 (a)
===========================================================================================================================
 Net asset value, beginning of year ($)                                 9.39        9.29       9.51      10.44       13.03
                                                                        ----        ----      -----      -----       -----
  Net investment income (loss) ($)*                                    (0.02)       0.01       0.00      (0.03)      (0.01)

  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                           (0.08)       0.21       0.93       2.85        1.86
                                                                        ----        ----      -----      -----       -----
 Total from investment operations ($)                                  (0.10)       0.22       0.93       2.82        1.85
                                                                        ----        ----      -----      -----       -----
  Dividend from net investment income ($)                                 --          --         --      (0.23)         --

  Distribution from capital gains ($)                                     --          --         --         --       (0.45)
                                                                        ----        ----      -----      -----       -----
 Total distributions ($)                                                  --          --         --      (0.23)      (0.45)
                                                                        ----        ----      -----      -----       -----
 Net asset value, end of year ($)                                       9.29        9.51      10.44      13.03       14.43
                                                                        ====        ====      =====      =====       =====
 Total return (%) (b)                                                  (1.06)       2.37       9.78      27.48       14.16

 Ratios/Supplemental Data
 ==========================================================================================================================
 Net assets at end of year ($ thousands)                              26,649      21,230     13,615     13,595      17,037

 Expense ratio (%)*                                                     1.65        1.65       1.65       1.67        1.65

 Expense ratio after expense reductions (%)*                            1.65        1.65       1.65       1.65        1.65

 Ratio of net investment income (loss) to average net assets (%)*      (0.16)       0.06       0.06      (0.28)      (0.08)

 Portfolio turnover rate (%)                                          132.36      174.69     116.28      78.04       77.61

 *Reflects voluntary reduction of
 expenses per share of these amounts ($)                                0.05        0.04       0.04       0.05        0.04

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research International Equity Fund (the "Fund", a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Fund for the periods through October 31, 1998 were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2000

--------------------------------------------------------------------------------

Board of Trustees

Richard S. Davis
Chairman of the Board,
President, Chief Executive Officer and Director,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity
Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

Glossary

      12b-1 fees -- Fees paid from mutual fund assets for personal services and for the maintenance of shareholder accounts and distribution and marketing expenses. The fees are named after the SEC rule that permits them.

      Average shares method -- The practice of basing a fund's calculations for a given period on the average number of shares that were outstanding during that period.

      Nasdaq -- The stock price quotation system operated by the National Association of Securities Dealers. The Nasdaq system operates as a clearing house for transaction data about stocks that are traded "over the counter" around the U.S.

      New York Stock Exchange -- The largest stock exchange in the United States, and the place where many of the largest company stocks are listed. Unlike the Nasdaq system, the NYSE is a physical exchange, with all trading occurring on the exchange's trading floor on Wall Street.

      Principal Amount -- With bonds and certain other debt securities, the amount of the underlying principal of the security. When the security matures, the issuer is obligated to repay this amount to the holder of the security. Also called "face value" or "par value."


22 State Street Research International Equity Fund

[LOGO] STATE STREET RESEARCH
One Financial Center o Boston, MA 02111

                                                              ------------------
                                                                   PRSRT STD
                                                                      AUTO
                                                               U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                              ------------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET] internet
           www.statestreetresearch.com

[COMPUTER] e-mail
           info@ssrfunds.com

[PHONE]    phone
           1-87-SSR-FUNDS (1-877-773-8637) 7 days a week, 24 hours a day Hearing-impaired: 1-800-676-7876
           Chinese and Spanish-speaking: 1-888-638-3193

[FAX]      fax
           1-617-737-9722 (request confirmation number first from the Service Center by calling 1-87-SSR-FUNDS or 1-877-773-8637)

[MAILBOX]  mail
           State Street Research Service Center
           P.O. Box 8408, Boston, MA 02266-8408

For 24-hour
Automated Access
to Your Account

[PHONE]   1-87-SSR-FUNDS
          ----------------
          (1-877-773-8637)

www.statestreetresearch.com

OverView
--------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
Web site at www.statestreetresearch.com

State Street Research
        FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm Eastern Time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            1999
---------------------------
 for Excellence in Service

1 An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research International Equity Fund prospectus. When used after December 31, 2000 this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

       Income                      Growth & Income                       Growth
--------------------------------------------------------------------------------------------------
CONSERVATIVE                                                                            AGGRESSIVE
--------------------------------------------------------------------------------------------------

High Income Fund              Argo Fund                          Global Resources Fund
Strategic Income Fund         Investment Trust                   Emerging Growth Fund
New York Tax-Free Fund        Alpha Fund                         Health Sciences Fund
Tax-Exempt Fund               Strategic Growth & Income Fund     Mid-Cap Growth Fund(1)
Government Income Fund        Strategic Income Plus Fund         Aurora Fund
Money Market Fund(1)                                             Concentrated International Fund
                                                                 International Equity Fund
                                                                 Concentrated Growth Fund
                                                                 Growth Fund
                                                                 Galileo Fund
                                                                 Legacy Fund

(C) 2000 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111

Control Number:(exp1201)SSR-LD                                      IE-2850-1200

[LOGO] STATE STREET RESEARCH

Government Income Fund
--------------------------------------------------------------------------------
                                   Annual Report to Shareholders
                                   October 31, 2000

In this Report                       Why the
                                   Bond Market
                           Surprised Investors in 2000

                                    [GRAPHIC]

                              plus
                                 U.S. Economy Glides to a Slower Pace
                                 About Bond Market Sectors
                                 Fund Portfolio and Financials

--------------------------------------------------------------------------------

   Contents

2  12 Month Review
   A look at the fund and its market
   environment over the past 12 months

6  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

8  The Fund in Detail
   Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

Introducing our New President

We are pleased to announce that Richard "Dick" S. Davis has joined State Street Research & Management Company as president and chief executive officer. Dick comes to his new position from our parent company, MetLife, where he has served as senior vice president of fixed income investments and was responsible for the firm's $110 billion fixed income portfolio.

[PHOTO]
Richard S. Davis

Dick began his professional investment career 30 years ago at First Boston Corporation. He spent eight years at J.P. Morgan Investment Management and J.P. Morgan Securities, where he held positions in global fixed income sales management, client sales and service, risk management and product development. Dick holds a BA from Georgetown University and an MBA from Columbia University.

We are delighted to welcome a new leader with such an exceptional track record and outstanding business acumen. You can look forward to hearing from Dick in the communications you receive from State Street Research in the months ahead.

[GRAPHIC]
--------------------------------------------------------------------------------
12 Month Review Management's Discussion of Fund Performance Part 1
--------------------------------------------------------------------------------

                           How State Street Research
                        Government Income Fund Performed

State Street Research Government Income Fund returned 6.41% for the 12-month period ended October 31, 2000.(1) That was slightly less than both the Lehman Government/Credit Index, which returned 7.13% over the same period(2), and the Lipper U.S. Government Funds Average which returned 6.77%.(3)

Reasons for the Fund's Performance

A generally favorable environment for bonds helped the fund deliver returns that were higher than many stock portfolios for the year. Income from mortgage securities helped performance as did the fund's investment in agency bonds. As spreads on mortgage and agency bonds widened during the year, we added to our investment in both sectors. The fund's overweighted position in mortgages, its underweighting in U.S. Treasury bonds and its slightly shorter duration detracted somewhat from performance.

Our decision to keep the fund's duration--a measure of its sensitivity to changing interest rates--shorter than Lehman Government/Credit Index was based on the belief that the Federal Reserve would continue to raise short-term interest rates, which it did through the first half of the year. However, long-term interest rates did not follow short-term rates upward. Other factors, such as the federal government's decision to use a portion of the fiscal surplus to buy back long-term U.S. Treasury bonds, brought long-term interest rates down.

Looking Ahead

Although the economy has shown signs of slowing, we remain cautious about prospects for interest rates in the months ahead. In the near-term, we would not be surprised to see higher rates, which would not be favorable for bonds. That's why we have kept the fund's investment in mortgage bonds, which provide a cushion of income for shareholders.

Class A Shares(1)

      6.41% [UP ARROW]

"We remain cautious
about interest rates
in the months ahead."

[PHOTO]
Jack Kallis
Portfolio Manager,
State Street Research
Government Income Fund

     Lehman
Government Growth
    Index(2)

      7.13% [UP ARROW]

More Management's Discussion of Fund Performance on pages 6 and 7. [BOX]

Because financial markets and mutual fund strategies are constantly evolving, it's possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2  State Street Research Government Income Fund

[GRAPHIC] The Fund at a Glance as of 10/31/00

State Street Research Government Income Fund is a bond fund focusing on U.S. government securities.

10-year and 30-year Fannie Mae Bonds

We invested in these agency bonds at the right time. They were relatively inexpensive when we bought them, and they have increased in value since we bought them.

[GRAPHIC]

Hits & Misses

[GRAPHIC]

Duration

We did not expect long-term interest rates to fall while the Federal Reserve was raising short-term interest rates. As a result, we shortened the fund's duration and it hurt performance.

--------------------------------------------------------------------------------
Total Net Assets: $626 million
--------------------------------------------------------------------------------
Asset Allocation

[GRAPHIC]

o U.S. Agency Mortgages         56%
o U.S. Treasury                 32%
o Other Mortgage                 7%
o Foreign Government             2%
o Cash                           3%
-----------------------------------
Total Net Assets               100%

See page 11 for more detail.

--------------------------------------------------------------------------------

Performance: Class A

Fund average annual total return as of 10/31/00(1, 4)

    1 Year         5 Years      10 Years
------------------------------------------
     6.41%          5.78%         7.67%

Lehman Government/Credit Index as of 10/31/00(2)

    1 Year         5 Years      10 Years
------------------------------------------
     7.13%          6.12%         8.00%

Fund average annual total return as of 9/30/00(4, 5)

    1 Year         5 Years      10 Years
------------------------------------------
     1.11%          4.96%        7.27%

Lehman Government/Credit Index as of 9/30/00(2)

    1 Year         5 Years      10 Years
------------------------------------------
     6.74%          6.30%         8.08%

See pages 6 and 7 for data on other share classes.

--------------------------------------------------------------------------------

Bond Yields
October 31, 1999 to October 31, 2000

<PLOT POINTS NEEDED>

Source: Bloomberg, 2000

--------------------------------------------------------------------------------
Ticker Symbols

State Street Research Government Income Fund

Class A: SSGIX Class B(1): SGIPX Class B: SSGBX Class C: SGIDX  Class S: SGICX*

--------------------------------------------------------------------------------

1  Does not reflect sales charge.

2 The Lehman Government/Credit Index includes fixed-rate debt issues rated investment grade or higher. The index is unmanaged and does not take sales charges into consideration. It is not possible to invest directly in the index.

3 Lipper Government Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

4 Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

5 Performance reflects maximum 4.5% Class A front end sales charge, or 5% Class B or B(1), or 1% Class C share contingent deferred sales charge where applicable.

*Proposed.

[GRAPHIC] The Way We Think

                Why the Bond Market Surprised Investors in 2000

If you were ready to throw out the conventional wisdom about diversification and put all your money in the stock market, this year's market volatility should make you glad you didn't. "If ever there was a year to be diversified into the bond markets, the year 2000 was it," says Jack Kallis, portfolio manager of State Street Research Government Income Fund. Some sectors of the bond market outperformed stocks for the year. Long-term U.S. Treasury and government bonds generated the best performance. Shorter term Treasuries and mortgage bonds delivered more modest single-digit performance. Only high-yield bonds, which tend to perform more like equities, drifted into negative territory.

What was behind the strong bond market last year? According to Kallis, three major factors drove bond prices higher, at least one of which came as a surprise to seasoned investment professionals: the significant divergence of long-and short-term interest rates during a period of economic prosperity.

What the Fed Did

Over the past year, the Federal Reserve Board voted to change short-term interest rates four times. The federal funds rate--the rate of interest the Fed charges member banks to borrow money--rose from 5.25% last November to 6.50% in May, where it stood five months later at the end of the period. The Fed has indicated that it still has a bias toward higher rates because it is concerned about a tight labor market and high energy prices and the implications that both could have for inflation. On the other hand, the U.S. economy has started to slow down, thanks, in part, to higher interest rates.

U.S. Economy Glides to a Slower Pace

With no further interest rate changes since May, it appears that the Federal Reserve has managed to orchestrate a modest slowdown of the U.S. economy without harsh effects on consumers, workers or the markets. Third-quarter gross domestic product, the nation's total output of goods and services, was down significantly from previous quarters--+2.7% versus +5.6% in the second quarter. As a result, the Fed has let interest rates stand in its past two meetings. However, it continues to warn that it is not entirely satisfied with the tight labor market, relatively high consumer spending and rising energy prices, any of which could threaten higher inflation.

More Share in Good Times

Prosperity has broadened its reach across the income spectrum. Poverty dropped to a 20-year low last year. Real median household income rose to a record high of $40,800 as personal income, in general, continued to climb. Consumer confidence also remained high.

Financial Markets Reflect Uncertainty

The rocky performance by the U.S. stock market in the second half of the year had less to do with the economy than a string of disappointing announcements about sales and earnings from both old and new economy market leaders. The S&P 500 returned 6.08% over the 12 months ended in October. However, mid-cap growth companies, as measured by the Russell Midcap Growth Index, soared 38.67% over the same period. Long-term U.S. Treasury bonds were helped by optimism about the economic slowdown plus a federal buyback of bonds. Foreign markets were generally disappointing. Canada was the bright spot on the globe, as energy and telecommunication companies have brought its stock market to life.

--------------------------------------------------------------------------------
                              Key Indicators Point
                                to Slower Growth
--------------------------------------------------------------------------------
[DOWN ARROW] Corporate profit growth slowed
             from 4.8% to 3.0%
[DOWN ARROW] GDP growth declined from
             5.6% to 2.7%

--------------------------------------------------------------------------------
                             But Pockets of Strength
                                Keep Fed on Vigil
--------------------------------------------------------------------------------
[UP ARROW]   Consumer spending  4.5%
[UP ARROW]   Personal income    5.5%
[UP ARROW]   New home sales     9.2%
[DOWN ARROW] Jobless rate       3.9%

Source: U.S. Department of Commerce.
All figures are for third quarter of October 2000.


4  State Street Research Government Income Fund

What the Treasury Did

When short-term interest rates rise, history shows that long-term rates often follow upward too. However, while the Fed was raising short-term interest rates there were things going on elsewhere in the market that had the effect of reducing long-term interest rates. Here's what happened: With a budget surplus in hand, the federal government decided to do what most of us would do if we found ourselves with a little more money in our pockets than we had expected. It paid off some of its debt and cut back on its borrowing. Since March, the U.S. Treasury bought back approximately $23.5 billion out of more than $17 trillion in outstanding long-term debt--enough to have an impact on the supply-demand factors in the marketplace and to bring long-term interest rates down from more than 6.6% at the beginning of 2000 to around 5 3/4% at the end of October. Although the actual buyback was not a large percentage of outstanding long-term debt, it was significant enough to effect another change: As of May, the bond market has a new standard by which it measures its movements. The long-term bond, now seen as a dying breed, was replaced by the 10-year U.S. Treasury.

What Congress Did

While the Fed's moves and the Treasury buyback received a lot of attention, a third and less publicized move by a Congressional subcommittee had a negative impact on bonds in the housing sector, says Kallis. Because they began to question the government's relationship to government sponsored enterprises such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), they interjected a high degree of uncertainty into the mortgage bond market last spring. Over the years, these institutions have enjoyed a captive market and a great deal of success. They buy loans (mostly mortgage loans) from local lenders, and repackage them as securities for investors. These institutions have a line of credit with the U.S. Treasury. When Congress began to examine the extent to which the federal government was exposed to an implied liability on its guarantees, it sent the value of mortgage bonds plummeting. Now, Kallis says the market has started to work its way back up as Congress has worked with these agencies to redefine their relationships. "The spreads that exist between the yields on U.S. Treasury bonds and mortgage bonds have returned to near normal," says Kallis.

All Eyes on the Economy

Can bonds keep up their strong performance in the year ahead? A lot depends on the economy, inflation and whether the Federal Reserve Board backs away from its bias toward raising interest rates. Kallis is cautiously optimistic. "The Fed's bias should shift if slower growth is achieved and oil prices recede."

But regardless of the market's next move, Kallis says it's important to remember why you own bonds in your portfolio: for diversification. That means holding on to them when the market weakens and enjoying the cushion of income they can provide when stocks are on the skids. "It's more important to invest in both the stock and bond markets than to try to figure out which one to be in--and when," says Kallis. Diversification worked in 2000, and it's worked for successful investors for decades. Says Kallis, "That's why they call it conventional wisdom." [BOX]

--------------------------------------------------------------------------------
A Closer Look [GRAPHIC]

[GRAPHIC] About bond market sectors

When stock investors talk about sectors, they are referring to big, broad industry groups such as health care, technology or telecommunications. However, each bond market sector represents a different type of bond.

Government and agency bonds U.S. Treasury bonds are the highest quality and the most liquid of all bonds because they are backed by the full faith and credit of the U.S. government.

Mortgage bonds Big institutions such as Fannie Mae and Freddie Mac have turned mortgage loans into securities that can be purchased by investors all over the country.

Corporate bonds The corporate bond sector exists so that companies can raise money in the capital markets. Corporate bonds are considered riskier than government and compensate investors with higher yields.

High-yield bonds The highest-yielding corporate bonds are also known as junk bonds. They are issued by companies that can't borrow in the investment grade market. They are riskier because issuers have a higher default rate.

Municipal bonds When state or local governments want to borrow money, they issue bonds in the municipal market. Municipal bonds have lower yields because they pay income that is generally tax free.

Foreign bonds The bonds of foreign nations can range from very high quality, such as the bonds from other developed nations in Europe or Asia, or very low quality such as emerging market bonds.

--------------------------------------------------------------------------------
Performance in Perspective Management's Discussion of Fund Performance Part 2
--------------------------------------------------------------------------------

                   Performance Figures as of October 31, 2000

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years.In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 4.50% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                                             Life of Fund
Cumulative Total Return         1 Year    5 Years  10 Years    (3/23/87)
(does not reflect             --------------------------------------------
sales charge)                    6.41%    32.43%    109.46%     162.06%

                                                            Life of Fund
Average Annual Total Return     1 Year    5 Years  10 Years    (3/23/87)
(at maximum applicable        --------------------------------------------
sales charge)                    1.62%     4.81%     7.18%        6.97%

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over Ten Years

         Class A     Merrill Lynch             Merrill Lynch
                     Mortgage Master Index     Government Master Index

"90"       9550             10000                     10000
"91"      11102             11676                     11464
"92"      12196             12695                     12649
"93"      13615             13720                     14294
"94"      13127             13540                     13676
"95"      15105             15563                     15783
"96"      15903             16628                     16580
"97"      17258             18139                     18018
"98"      18958             19481                     20060
"99"      18798             20050                     19820
"00"      20003             21566                     21405
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load for accounts opened after 1/1/99

o    No initial sales charge

o    Deferred sales charge of 5% or less on shares you sell within six years

o    Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                             Life of Fund
Cumulative Total Return         1 Year    5 Years  10 Years    (3/23/87)
(does not reflect             --------------------------------------------
sales charge)                    5.60%    27.25%    97.28%      146.83%

                                                             Life of Fund
Average Annual Total Return     1 Year    5 Years  10 Years    (3/23/87)
(at maximum applicable        --------------------------------------------
sales charge)                    0.62%     4.62%     7.03%        6.86%

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over Ten Years

        Class B(1)   Merrill Lynch             Merrill Lynch
                     Mortgage Master Index     Government Master Index

"90"      10000             10000                     10000
"91"      11625             11676                     11464
"92"      12771             12695                     12649
"93"      14203             13720                     14294
"94"      13581             13540                     13676
"95"      15503             15563                     15783
"96"      16203             16628                     16580
"97"      17444             18139                     18018
"98"      19026             19481                     20060
"99"      18681             20050                     19820
"00"      19728             21566                     21405
--------------------------------------------------------------------------------


6  State Street Research Government Income Fund

--------------------------------------------------------------------------------
Class B Back Load for accounts opened before 1/1/99

o    No initial sales charge

o    Deferred sales charge of 5% or less on shares you sell within five years

o    Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                             Life of Fund
Cumulative Total Return         1 Year    5 Years  10 Years    (3/23/87)
(does not reflect             --------------------------------------------
sales charge)                    5.67%    27.62%    97.86%      147.55%

                                                             Life of Fund
Average Annual Total Return     1 Year    5 Years  10 Years    (3/23/87)
(at maximum applicable        --------------------------------------------
sales charge)                    0.68%     4.68%     7.06%        6.88%

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over Ten Years

         Class B     Merrill Lynch             Merrill Lynch
                     Mortgage Master Index     Government Master Index

"90"      10000             10000                   10000
"91"      11625             11676                   11464
"92"      12771             12695                   12649
"93"      14203             13720                   14294
"94"      13581             13540                   13676
"95"      15503             15563                   15783
"96"      16203             16628                   16580
"97"      17444             18139                   18018
"98"      19026             19481                   20060
"99"      18725             20050                   19820
"00"      19786             21566                   21405
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load

o    No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o    Lower deferred sales charge than Class B(1) shares

o    Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                             Life of Fund
Cumulative Total Return         1 Year    5 Years  10 Years    (3/23/87)
(does not reflect             --------------------------------------------
sales charge)                    5.66%    27.60%    97.97%      147.69%

                                                             Life of Fund
Average Annual Total Return     1 Year    5 Years  10 Years    (3/23/87)
(at maximum applicable        --------------------------------------------
sales charge)                    4.67%     5.00%     7.07%        6.89%

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over Ten Years

         Class C     Merrill Lynch             Merrill Lynch
                     Mortgage Master Index     Government Master Index

"90"      10000             10000                    10000
"91"      11625             11676                    11464
"92"      12771             12695                    12649
"93"      14202             13720                    14294
"94"      13580             13540                    13676
"95"      15515             15563                    15783
"96"      16214             16628                    16580
"97"      17455             18139                    18018
"98"      19037             19481                    20060
"99"      18736             20050                    19820
"00"      19797             21566                    21405
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o    No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                             Life of Fund
Cumulative Total Return         1 Year    5 Years  10 Years    (3/23/87)
(does not reflect             ---------------------------------------------
sales charge)                    6.71%    34.16%    113.32%     166.89%

                                                             Life of Fund
Average Annual Total Return     1 Year    5 Years  10 Years    (3/23/87)
(at maximum applicable        ---------------------------------------------
sales charge)                    6.71%     6.05%     7.87%       7.47%

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over Ten Years

         Class S     Merrill Lynch             Merrill Lynch
                     Mortgage Master Index     Government Master Index

"90"      10000             10000                    10000
"91"      11625             11676                    11464
"92"      12771             12695                    12649
"93"      14271             13720                    14294
"94"      13783             13540                    13676
"95"      15901             15563                    15783
"96"      16782             16628                    16580
"97"      18260             18139                    18018
"98"      20110             19481                    20060
"99"      19991             20050                    19820
"00"      21332             21566                    21405

--------------------------------------------------------------------------------
A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts.

The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

Merrill Lynch Government and Mortgage Master Indices--Commonly used measures of bond market performance. The indices are unmanaged and do not take sales charges into consideration. It is not possible to invest directly in the indices.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
--------------------------------------------------------------------------------
The Fund in Detail
--------------------------------------------------------------------------------

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year leading up to the report date and give a summary of operations on a per share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                         [PHOTO]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 22 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To get a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8  State Street Research Government Income Fund

About the Fund
--------------------------------------------------------------------------------

Business structure

State Street Research Government Income Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Financial Trust, a Massachusetts business trust and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value and handles related services.

The investment manager and the distributor are subsidiaries of MetLife Inc. State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and strategy

The fund seeks to provide high current income. Under normal market conditions, the fund invests at least 65% of total assets in U.S. government securities.

Share classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 4.50%. From November 1, 1999 to April 30, 2000, Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000, Class A shares pay an annual service and distribution fee equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

o Fixed income securities - The fund uses a pricing service that the fund's trustees have approved.

o Securities maturing within sixty days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o    Interest - The fund accrues interest daily as it earns it.

The fund may use forward foreign currency exchange contracts and futures contracts for hedging purposes, attempting to offset a potential loss in one position by establishing an interest in an opposite position. The fund accounts for forward contracts by recording their total principal in its accounts and then marking them to market. The fund accounts for futures contracts by recording the variation margin, which is the daily change in the value of the contract.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

o Dividends from net investment income - The fund declares dividends daily and pays them monthly.

o    Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


10  State Street Research Government Income Fund

Portfolio Holdings  October 31, 2000
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

* Denotes a To Be Announced purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.
--------------------------------------------------------------------------------

                                                        Coupon              Maturity           Amount          Market
Issuer                                                   Rate                 Date          of Principal        Value
------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities 88.0% of net assets

U.S. Treasury 32.1%

U.S. Treasury Bond                                         13.75%           8/15/2004      $11,225,000       $14,164,491

U.S. Treasury Bond                                         11.625%         11/15/2004       39,400,000        47,341,464

U.S. Treasury Bond                                         10.75%           8/15/2005        9,500,000        11,397,055

U.S. Treasury Bond                                         10.375%         11/15/2012        9,525,000        11,869,007

U.S. Treasury Bond                                         12.00%           8/15/2013        8,600,000        11,753,792

U.S. Treasury Bond                                         11.25%           2/15/2015        5,500,000         8,246,535

U.S. Treasury Bond                                         10.625%          8/15/2015       10,925,000        15,830,980

U.S. Treasury Bond                                          9.875%         11/15/2015        8,500,000        11,728,640

U.S. Treasury Bond                                          9.25%           2/15/2016        8,500,000        11,234,620

U.S. Treasury Bond                                          8.875%          2/15/2019        4,750,000         6,242,545

U.S. Treasury Bond                                          6.75%           8/15/2026       28,100,000        30,936,414

U.S. Treasury Bond                                          6.25%           5/15/2030        2,575,000         2,742,375

U.S. Treasury Note                                          6.125%          8/31/2002        8,650,000         8,666,176

U.S. Treasury STRIPS                                        0.00%          11/15/2001        9,375,000         8,779,687
------------------------------------------------------------------------------------------------------------------------
                                                                                                             200,933,781
                                                                                                             -----------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings October 31, 2000 CONTINUED

                                                        Coupon         Maturity           Amount          Market
Issuer                                                   Rate            Date          of Principal        Value
--------------------------------------------------------------------------------------------------------------------
U.S. Agency Mortgage 55.9%

Federal Home Loan Mortgage Corp.                           9.00%      12/01/2009        $2,533,906        $2,589,703

Federal Home Loan Mortgage Corp.                           6.75%       9/15/2029         8,325,000         8,293,781

Federal Housing Administration Charles River Project       9.625%     12/01/2033         9,343,680         9,650,270

Federal Housing Administration Court Yard Project          10.75%      8/01/2032         6,418,826         6,647,496

Federal Housing Administration East Bay Manor Project      10.00%      3/01/2033         6,681,734         6,904,110

Federal National Mortgage Association                       7.00%      7/15/2005        14,975,000        15,258,177

Federal National Mortgage Association                       6.625%    10/15/2007         8,650,000         8,652,681

Federal National Mortgage Association                       8.00%      4/01/2008         2,035,422         2,084,415

Federal National Mortgage Association                       6.00%      5/15/2008         5,475,000         5,258,573

Federal National Mortgage Association                       8.00%      6/01/2008         2,905,996         2,947,639

Federal National Mortgage Association                       5.25%      1/15/2009        12,200,000        11,100,048

Federal National Mortgage Association                       8.50%      2/01/2009         3,717,926         3,816,823

Federal National Mortgage Association                       9.00%      5/01/2009         3,420,271         3,520,485

Federal National Mortgage Association                       6.375%     6/15/2009         5,975,000         5,843,371

Federal National Mortgage Association                       6.625%     9/15/2009         5,125,000         5,094,558

Federal National Mortgage Association                       9.00%      4/01/2016           835,043           859,510

Federal National Mortgage Association                       6.50%      9/01/2028        12,134,065        11,667,632

Federal National Mortgage Association                       6.50%     11/01/2028        30,579,460        29,403,985

Federal National Mortgage Association                       6.50%     12/01/2028         5,712,767         5,493,168

Federal National Mortgage Association                       6.00%     12/01/2028         9,569,705         8,974,565

Federal National Mortgage Association                       6.00%      2/01/2029        12,721,285        11,930,148

Federal National Mortgage Association                       6.50%      5/01/2029         6,622,009         6,363,287

Federal National Mortgage Association                       7.50%      7/01/2029        10,529,598        10,526,334

Federal National Mortgage Association                       7.00%     12/01/2029        51,133,310        50,094,281

Federal National Mortgage Association                       7.25%      5/15/2030         5,725,000         6,082,812

Federal National Mortgage Association *                     7.50%     12/01/2030        15,725,000        15,700,469

Federal National Mortgage Association *                     7.00%     12/01/2030        18,650,000        18,533,437

Federal National Mortgage Association *                     7.00%     12/01/2030        12,650,000        12,393,079

Government National Mortgage Association                    9.50%      9/15/2009         1,266,610         1,312,048

Government National Mortgage Association                    9.50%     10/15/2009         2,165,276         2,244,409

Government National Mortgage Association                    9.50%     11/15/2009         1,020,523         1,057,719

Government National Mortgage Association                    9.50%     11/15/2017           263,070           277,331

Government National Mortgage Association                    9.50%      9/15/2019            52,294            55,268

Government National Mortgage Association                    7.00%      6/15/2028         4,995,939         4,924,147

Government National Mortgage Association                    7.00%     11/15/2028        21,207,455        20,902,704

Government National Mortgage Association                    6.50%     11/15/2028        10,410,389        10,049,253

The text and notes are an integral part of the financial statements.

12  State Street Research Government Income Fund

                                                               Coupon       Maturity         Amount            Market
Issuer                                                          Rate          Date        of Principal         Value
------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association *                       8.00%     12/15/2030      $ 9,925,000      $ 10,089,358
Government National Mortgage Association *                       7.00%     12/15/2030        5,725,000         5,642,732
U.S. Department of Veterans Affairs REMIC 1998-3C                6.50%      6/15/2021        7,500,000         7,192,950
                                                                                                             -----------
                                                                                                             349,432,756
                                                                                                             -----------
Total U.S. Government Securities                                                                             550,366,537(1)
                                                                                                             -----------

Other Investments 10.1% of net assets

Trust Certificates 1.3%
------------------------------------------------------------------------------------------------------------------------
Government Backed Trust Class T-3                                9.625%     5/15/2002        1,875,033         1,893,109
Government Trust Certificates Class 2-E                          9.40%      5/15/2002        5,943,480         5,990,730
                                                                                                             -----------
                                                                                                               7,883,839
                                                                                                             -----------

Foreign Government 1.6%
------------------------------------------------------------------------------------------------------------------------
Government of New Zealand                                        8.00%      4/15/2004          925,000 NZD       382,340
Government of New Zealand                                        8.00%     11/15/2006        4,050,000 NZD     1,714,167
Republic of Greece                                               8.80%      6/19/2007    2,853,100,000 GRD     8,232,066
                                                                                                             -----------
                                                                                                              10,328,573
                                                                                                             -----------

Finance/Mortgage 7.2%
------------------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities Inc. 2000-2 Cl. A1   7.11%      9/15/2009        3,100,000         3,083,047
Chase Commercial Mortgage Securities Corp. 1996-2 Cl. A2         6.90%      9/19/2006        4,675,000         4,647,242
Chase Commercial Mortgage Securities Corp. 1997-1 Cl. A1         7.27%      7/19/2004        2,342,837         2,354,551
DLJ Commercial Mortgage Corp. Series 2000 Cl. 1                  7.50%      9/10/2010        3,000,000         3,014,520
First Union Lehman Brothers Bank Series 1998-C2 Cl. A1           6.28%      6/18/2007       13,029,417        12,764,757
GMAC Commercial Mortgage Security Inc. 99-C1 Cl. A2              6.18%      5/15/2033        4,550,000         4,297,262
LB Commercial Conduit Mortgage Trust 97-LL1-A1                   6.79%      6/12/2004        6,142,283         6,128,847
Merrill Lynch Mortgage Investments Inc. Series 1997-C2 Cl. A1    6.46%     12/10/2029        2,709,648         2,683,398
Merrill Lynch Mortgage Investments Inc. Series 1998-C2 Cl. A1    6.22%      2/15/2030        3,910,279         3,843,071
Morgan Stanley Capital Inc. 98-A1                                6.19%      1/15/2007        1,939,081         1,940,292
                                                                                                             -----------
                                                                                                              44,756,987
                                                                                                             -----------
Total Other Investments                                                                                       62,969,399(2)
                                                                                                             -----------

--------------------------------------------------------------------------------
(1)   The fund paid a total of $558,644,086 for these securities.
--------------------------------------------------------------------------------
(2)   The fund paid a total of $65,888,250 for these securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

                                                          Coupon            Maturity         Amount            Market
Issuer                                                     Rate               Date        of Principal         Value
------------------------------------------------------------------------------------------------------------------------
Commercial Paper 10.9% of net assets

Federal Home Loan Bank                                     6.40%           11/01/2000      $ 3,790,000      $  3,790,000
Federal Home Loan Bank                                     6.43%           11/03/2000       11,343,000        11,338,948
Federal Home Loan Bank                                     6.41%           11/03/2000        9,800,000         9,796,521
Federal Home Loan Bank                                     6.40%           11/03/2000        5,491,000         5,489,054
Federal National Mortgage Association                      6.38%           11/01/2000        8,080,000         8,080,000
Federal National Mortgage Association                      6.42%           11/02/2000        5,865,000         5,863,954
Federal National Mortgage Association                      6.39%           11/02/2000       19,222,000        19,218,594
Federal National Mortgage Association                      6.38%           11/02/2000        4,865,000         4,864,139
                                                                                                            ------------
Total Commercial Paper                                                                                        68,441,210(1)
                                                                                                            ------------

                                                                                            Shares
------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 21.2% of net assets

State Street Navigator Securities Lending Prime Portfolio                                  132,800,424      $132,800,424
                                                                                                            ------------
Total Short-Term Investments                                                                                 132,800,424(2)
                                                                                                            ------------

                                                                               % of
                                                                            Net Assets
------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Total Investments                                                              130.2%                       $814,577,570
Cash and Other Assets, Less Liabilities                                        (30.2%)                      (188,733,868)
                                                                               -----                        ------------
Net Assets                                                                     100.0%                       $625,843,702(3)
                                                                               =====                        ============

--------------------------------------------------------------------------------
(1)   The fund paid a total of $68,441,210 for these securities.
--------------------------------------------------------------------------------
(2)   The fund paid a total of $132,800,424 for these securities.
--------------------------------------------------------------------------------
(3)   The fund paid a total of $825,773,970 for these securities.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.


14  State Street Research Government Income Fund

Futures contracts open at October 31, 2000 are as follows:

                                                                            Notional         Expiration       Unrealized
Type                                                                         Amount             Month        Depreciation
--------------------------------------------------------------------------------------------------------------------------
10 year U.S. Treasury Notes                                                $18,200,000     December, 2000     $(142,430)
                                                                                                              ---------
                                                                                                              $(142,430)
                                                                                                              =========

Forward currency exchange contracts that were outstanding at October 31, 2000:

                                                                                             Unrealized
                                                                           Contract         Appreciation       Delivery
Transaction                                           Total Value           Price          (Depreciation)        Date
--------------------------------------------------------------------------------------------------------------------------
Sell Euro, Buy U.S. dollars                            913,100 EUR       0.91423 EUR           $59,196         11/20/00
Sell Euro, Buy U.S. dollars                            822,400 EUR       0.84055 EUR            (7,278)        11/20/00
Sell Greek drachma, Buy U.S. dollars               427,269,000 GRD       0.00269 GRD            80,024         11/09/00
Sell Greek drachma, Buy U.S. dollars               200,720,000 GRD       0.00269 GRD            38,090         11/20/00
Sell Greek drachma, Buy U.S. dollars               128,910,000 GRD       0.00257 GRD             9,445         12/11/00
Sell Greek drachma, Buy U.S. dollars               218,320,000 GRD       0.00257 GRD            16,111         12/11/00
Sell Greek drachma, Buy U.S. dollars               400,000,000 GRD       0.00248 GRD            (9,935)        01/24/01
Sell New Zealand dollars, Buy U.S. dollars             495,000 NZD       0.45005 NZD            26,446         11/20/00
Sell New Zealand dollars, Buy U.S. dollars           2,029,000 NZD       0.44903 NZD           106,333         11/20/00
Sell New Zealand dollars, Buy U.S. dollars           2,015,000 NZD       0.40201 NZD            10,854         11/20/00
Sell New Zealand dollars, Buy U.S. dollars             677,000 NZD       0.40202 NZD             3,650         11/20/00
                                                                                              --------
                                                                                              $332,936
                                                                                              ========

Federal Income Tax Information

At October 31, 2000, the net unrealized depreciation of investments based on cost for Federal income tax purposes of $825,773,970 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                    $  7,141,021

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                     (18,337,421)
                                                                   ------------
                                                                   $(11,196,400)
                                                                   ============

At October 31, 2000, the fund had a capital loss carryforward of $33,669,306, of which $17,196,293, $4,139,815, $5,115,196 and $7,218,002 expire on October 31,
2002, 2004, 2007 and 2008, respectively. Also, the fund acquired in a merger a capital loss carryforward of $5,100,777, of which $3,074,207 and $2,026,570 expire on October 31, 2001 and 2002.

            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  October 31, 2000
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date.

It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the price for share class as of the report date.

Assets

Investments, at value                                            $814,577,570(1)
Cash                                                                    6,728
Receivable for securities sold                                     20,909,975
Interest receivable                                                 8,575,400
Receivable for fund shares sold                                     2,274,636
Receivable for open forward contracts                                 350,149
Receivable for variation margin                                        41,771
Other assets                                                            8,200
                                                                 ------------
                                                                  846,744,429

Liabilities

Payable for collateral received on
  securities loaned                                               132,800,424
Payable for securities purchased                                   84,472,044
Dividends payable                                                   1,659,647
Payable for fund shares redeemed                                      956,228
Accrued management fee                                                312,521
Accrued transfer agent and shareholder services                       262,257
Accrued distribution and service fees                                 236,901
Accrued administration fee                                             28,100
Payable for open forward contracts                                     17,213
Accrued trustees' fees                                                 17,070
Other accrued expenses                                                138,322
                                                                 ------------
                                                                  220,900,727
                                                                 ------------

Net Assets                                                       $625,843,702
                                                                 ============

Net Assets consist of:
  Undistributed net investment income                              $1,521,256
  Unrealized depreciation of investments                          (11,196,400)
  Unrealized appreciation of forward contracts
  and foreign currency                                                311,588
  Unrealized depreciation of futures contracts                       (142,430)
  Accumulated net realized loss                                   (33,526,876)
  Paid-in capital                                                 668,876,564
                                                                 ------------
                                                                 $625,843,702(2)
                                                                 ============

--------------------------------------------------------------------------------
(1)   The fund paid a total of $825,773,970 for these securities.
--------------------------------------------------------------------------------
(2)   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

           Net Assets  /  Number of Shares   =    NAV
       A   $474,054,373      38,876,622         $12.19*
       B(1) $34,533,130       2,851,772         $12.11**
       B    $84,326,502       6,941,136         $12.15**
       C    $19,511,957       1,604,685         $12.16**
       S    $13,417,740       1,101,592         $12.18

*    Maximum offering price per share $12.76 ($12.19/.955)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


16   State Street Research Government Income Fund

Statement of
Operations  For the year ended October 31, 2000
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Interest, net of foreign taxes                                $ 45,315,508(1)(2)

Expenses

Management fee                                                   3,649,845(3)
Distribution and service fees-Class A                            1,269,305(4)
Distribution and service fees-Class B(1)                           286,493(4)
Distribution and service fees-Class B                              920,130(4)
Distribution and service fees-Class C                              213,806(4)
Transfer agent and shareholder services                          1,045,780(5)
Custodian fee                                                      229,944
Registration fees                                                   92,905
Audit fee                                                           68,016
Reports to shareholders                                             67,707
Trustees' fees                                                      42,971
Administration fee                                                  28,100(6)
Legal fees                                                          15,370
Miscellaneous                                                       26,454
                                                              ------------
                                                                 7,956,826
Fees paid indirectly                                               (27,575)(7)
                                                              ------------
                                                                 7,929,251
                                                              ------------
Net investment income                                           37,386,257
                                                              ------------

Realized and Unrealized Gain (Loss)
on Investments, Forward Contracts, Foreign
Currency and Futures Contracts

Net realized loss on investments                                (6,102,393)(8)
Net realized gain on forward contracts
  and foreign currency                                           2,618,056
Net realized loss on futures contracts                          (2,854,246)
                                                              ------------
Total net realized loss                                         (6,338,583)
                                                              ------------
Change in unrealized appreciation of investments                 6,326,480
Change in unrealized depreciation
  of forward contracts and foreign currency                        (53,315)
Change in unrealized depreciation
  of futures contracts                                            (179,370)
                                                              ------------
Total change in unrealized appreciation                          6,093,795
                                                              ------------
Net loss on investments, forward contracts,
  foreign currency and futures contracts                          (244,788)
                                                              ------------
Net increase in net assets resulting
  from operations                                             $ 37,141,469
                                                              ------------

--------------------------------------------------------------------------------
(1)   The fund paid foreign taxes of $24,664.
--------------------------------------------------------------------------------
(2) Includes $158,893 in income from the lending of portfolio securities. As of the report date, the fund had a total of $130,040,107 of securities out on loan and was holding a total of $132,800,424 in collateral related to those loans.
--------------------------------------------------------------------------------
(3) The management fee is 0.60% of the first $500 million of fund assets, annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion.
--------------------------------------------------------------------------------
(4) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(5) Includes a total of $658,561 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain adminis-trative costs incurred in providing accounting services to the fund.
--------------------------------------------------------------------------------
(7)   Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(8) To earn this, the fund sold $919,680,065 of securities. During this same period, the fund also bought $897,733,362 worth of securities. These figures don't include short-term obligations.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investments performing as well as those that resulted from shareholders buying and selling fund shares.

                                                    Years ended October 31
----------------------------------------------------------------------------
                                                       1999         2000
----------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment income                              $39,129,270   $37,386,257
Net realized loss on investments,
  forward contracts, foreign currency
  and futures contracts                             (5,885,622)   (6,338,583)
Change in unrealized appreciation
  (depreciation) of investments,
  forward contracts, foreign currency
  and futures contracts                            (40,964,747)    6,093,795
                                                 ---------------------------
Net increase (decrease)
  resulting from operations                         (7,721,099)   37,141,469
                                                 ---------------------------

Dividends from net investment income:
  Class A                                          (30,163,284)  (29,494,303)
  Class B(1)                                          (584,095)   (1,626,196)
  Class B                                           (6,293,781)   (5,243,540)
  Class C                                           (1,534,694)   (1,218,853)
  Class S                                           (1,279,031)     (983,556)
                                                 ---------------------------
                                                   (39,854,885)  (38,566,448)
                                                 ---------------------------
Net decrease from
  fund share transactions                           (4,192,129)  (28,717,872)(1)
                                                 ---------------------------
Total decrease in net assets                       (51,768,113)  (30,142,851)
                                                 ---------------------------

Net Assets

Beginning of year                                  707,754,666   655,986,553
                                                 ---------------------------
End of year                                       $655,986,553  $625,843,702(2)
                                                 ===========================

--------------------------------------------------------------------------------
(2) Includes undistributed net investment income of $2,234,804 and $1,521,256, respectively.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


18  State Street Research Government Income Fund

--------------------------------------------------------------------------------
(1)   These transactions break down by share class as follows:

                                                                                        Years ended October 31
                                                                -------------------------------------------------------------------
                                                                             1999                              2000
                                                                -------------------------------------------------------------------
Class A                                                             Shares          Amount            Shares           Amount
===================================================================================================================================
Shares sold                                                       18,496,573     $233,070,669       11,400,981     $137,514,812*
Issued upon reinvestment of dividends from net investment income   1,452,763       18,264,542        1,622,020       19,735,001
Shares redeemed                                                  (20,253,359)    (254,382,165)     (13,511,910)    (162,980,841)
                                                                -------------------------------------------------------------------
Net decrease                                                        (304,023)     ($3,046,954)        (488,909)     ($5,731,028)
                                                                ===================================================================

Class B(1)                                                          Shares (a)     Amount (a)         Shares           Amount
===================================================================================================================================
Shares sold                                                        2,235,815       27,939,669        1,297,373      $15,547,635**
Issued upon reinvestment of dividends from net investment income      40,538          497,196          117,440        1,407,555
Shares redeemed                                                     (278,249)      (3,442,549)        (561,145)      (6,702,853)***
                                                                -------------------------------------------------------------------
Net increase                                                       1,998,104      $24,994,316          853,668      $10,252,337
                                                                ===================================================================

Class B                                                             Shares          Amount            Shares           Amount
===================================================================================================================================
Shares sold                                                        1,837,925      $23,525,800          372,156       $4,445,531**
Issued upon reinvestment of dividends from net investment income     356,123        4,468,410          340,157        4,128,454
Shares redeemed                                                   (3,382,645)     (42,650,050)      (2,555,822)     (30,697,842)***
                                                                -------------------------------------------------------------------
Net decrease                                                      (1,188,597)    ($14,655,840)      (1,843,509)    ($22,123,857)
                                                                ===================================================================

Class C                                                             Shares          Amount            Shares           Amount
===================================================================================================================================
Shares sold                                                        1,426,771      $17,998,565          679,695       $8,145,053**
Issued upon reinvestment of dividends from net investment income      81,440        1,019,668           92,810        1,134,466
Shares redeemed                                                   (1,508,907)     (18,757,082)      (1,288,291)     (15,471,513)****
                                                                -------------------------------------------------------------------
Net increase (decrease)                                                 (696)        $261,151         (515,786)     ($6,191,994)
                                                                ===================================================================

Class S                                                             Shares          Amount            Shares           Amount
===================================================================================================================================
Shares sold                                                          691,706       $8,684,219          343,324       $4,121,627
Issued upon reinvestment of dividends from net investment income      68,557          859,445           64,164          772,304
Shares redeemed                                                   (1,662,738)     (21,288,466)        (812,478)      (9,817,261)
                                                                -------------------------------------------------------------------
Net decrease                                                        (902,475)    ($11,744,802)        (404,990)     ($4,923,330)
                                                                ===================================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share. At October 31, 2000 MetLife owned 104,725 Class S shares.

* Sales charges of $41,159 and $205,827 were collected by the distributor and MetLife on sales of these shares.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $308,963, $645 and $437 for Class B(1), Class B and Class C were paid by the distributor, not the fund.

*** Includes $100,457 and $166,464 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $13,541 in deferred sales charges collected by the distributor.

(a)   January 1, 1999 (commencement of share class) to October 31, 1999.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance.

                                                                                               Class A
                                                                    ===============================================================
                                                                                        Years ended October 31
                                                                    ---------------------------------------------------------------
Per Share Data                                                       1996 (a)     1997 (a)      1998 (a)      1999 (a)     2000 (a)
===================================================================================================================================
 Net asset value, beginning of year ($)                               12.58         12.43         12.65         13.07       12.21
                                                                    -------       -------       -------       -------     -------
  Net investment income ($)                                            0.81          0.80          0.78          0.74        0.75

  Net realized and unrealized gain (loss) on investments, options,
  forward contracts, foreign currency and futures contracts ($)       (0.17)         0.22          0.43         (0.85)       0.00
                                                                    -------       -------       -------       -------     -------
 Total from investment operations ($)                                  0.64          1.02          1.21         (0.11)       0.75
                                                                    -------       -------       -------       -------     -------
  Dividends from net investment income ($)                            (0.79)        (0.80)        (0.79)        (0.75)      (0.77)
                                                                    -------       -------       -------       -------     -------
 Total distributions ($)                                              (0.79)        (0.80)        (0.79)        (0.75)      (0.77)
                                                                    -------       -------       -------       -------     -------
 Net asset value, end of year ($)                                     12.43         12.65         13.07         12.21       12.19
                                                                    =======       =======       =======       =======     =======
 Total return (%) (b)                                                  5.28          8.52          9.85         (0.84)       6.41

 Ratios/Supplemental Data
===================================================================================================================================
 Net assets at end of year ($ thousands)                            584,313       524,565       518,651       480,643     474,054

 Expense ratio (%)                                                     1.09          1.08          1.09          1.05        1.13

 Expense ratio after expense reductions (%)                            1.09          1.08          1.09          1.04        1.13

 Ratio of net investment income to
 average net assets (%)                                                6.50          6.44          6.11          5.86        6.21

 Portfolio turnover rate (%)                                          88.79        124.95        160.89        213.70      148.88

                                                                                                Class B(1)
                                                                           ==================================================
                                                                                 January 1, 1999
                                                                           (commencement of operations)      Year ended
Per Share Data                                                                to October 31, 1999 (a)    October 31, 2000 (a)
=============================================================================================================================
Net asset value, beginning of year ($)                                                  12.97                   12.14
                                                                                       ------                  ------
  Net investment income ($)                                                              0.52                    0.65

  Net realized and unrealized gain (loss) on investments, options,
  forward contracts, foreign currency and futures contracts ($)                         (0.82)                   0.01
                                                                                       ------                  ------
Total from investment operations ($)                                                    (0.30)                   0.66
                                                                                       ------                  ------
  Dividends from net investment income ($)                                              (0.53)                  (0.69)
                                                                                       ------                  ------
Total distributions ($)                                                                 (0.53)                  (0.69)
                                                                                       ------                  ------
Net asset value, end of year ($)                                                        12.14                   12.11
                                                                                       ======                  ======
Total return (%) (b)                                                                    (2.31) (c)               5.60

Ratios/Supplemental Data
=============================================================================================================================
Net assets at end of year ($ thousands)                                                24,250                  34,533

Expense ratio (%)                                                                        1.80 (d)                1.85

Expense ratio after expense reductions (%)                                               1.79 (d)                1.85

Ratio of net investment income to
average net assets (%)                                                                   5.01 (d)                5.44

Portfolio turnover rate (%)                                                            213.70                  148.88

The text and notes are an integral part of the financial statements.


20  State Street Research Government Income Fund

                                                                                     Class B
                                                   =============================================================================
                                                                             Years ended October 31
                                                   -----------------------------------------------------------------------------
Per Share Data                                     1996 (a)       1997 (a)        1998 (a)          1999 (a)         2000 (a)
================================================================================================================================
 Net asset value, beginning of year ($)             12.55          12.40            12.61             13.03            12.17
                                                   ------         ------          -------           -------           ------
  Net investment income ($)                          0.71           0.70             0.68              0.64             0.65

  Net realized and unrealized gain (loss)
  on investments, options, forward contracts,
  foreign currency and futures contracts ($)        (0.16)          0.22             0.43             (0.84)            0.02
                                                   ------         ------          -------           -------           ------
 Total from investment operations ($)                0.55           0.92             1.11             (0.20)            0.67
                                                   ------         ------          -------           -------           ------
  Dividends from net investment income ($)          (0.70)         (0.71)           (0.69)            (0.66)           (0.69)
                                                   ------         ------          -------           -------           ------
 Total distributions ($)                            (0.70)         (0.71)           (0.69)            (0.66)           (0.69)
                                                   ------         ------          -------           -------           ------
 Net asset value, end of year ($)                   12.40          12.61            13.03             12.17            12.15
                                                   ======         ======          =======           =======           ======
 Total return (%) (b)                                4.51           7.66             9.07             (1.58)            5.67

Ratios/Supplemental Data
================================================================================================================================
 Net assets at end of year ($ thousands)           95,218         97,253          129,976           106,902           84,327

 Expense ratio (%)                                   1.84           1.83             1.84              1.80             1.85

 Expense ratio after expense reductions (%)          1.84           1.83             1.84              1.79             1.85

 Ratio of net investment income to
 average net assets (%)                              5.75           5.68             5.33              5.12             5.49

 Portfolio turnover rate (%)                        88.79         124.95           160.89            213.70           148.88

                                                                                     Class C
                                                   =============================================================================
                                                                             Years ended October 31
                                                   -----------------------------------------------------------------------------
Per Share Data                                     1996 (a)       1997 (a)        1998 (a)          1999 (a)         2000 (a)
================================================================================================================================
 Net asset value, beginning of year ($)             12.56          12.41           12.62            13.04             12.18
                                                   ------         ------          ------           ------            ------
  Net investment income ($)                          0.71           0.70            0.67             0.64              0.66

  Net realized and unrealized gain (loss)
  on investments, options, forward contracts,
  foreign currency and futures contracts ($)        (0.16)          0.22            0.44            (0.84)             0.01
                                                   ------         ------          ------           ------            ------
 Total from investment operations ($)                0.55           0.92            1.11            (0.20)             0.67
                                                   ------         ------          ------           ------            ------
  Dividends from net investment income ($)          (0.70)         (0.71)          (0.69)           (0.66)            (0.69)
                                                   ------         ------          ------           ------            ------
 Total distributions ($)                            (0.70)         (0.71)          (0.69)           (0.66)            (0.69)
                                                   ------         ------          ------           ------            ------
 Net asset value, end of year ($)                   12.41          12.62           13.04            12.18             12.16
                                                   ======         ======          ======           ======            ======
 Total return (%) (b)                                4.51           7.65            9.06            (1.58)             5.66

 Ratios/Supplemental Data
================================================================================================================================
 Net assets at end of year ($ thousands)           14,473         16,301          27,659           25,818            19,512

 Expense ratio (%)                                   1.84           1.83            1.84             1.80              1.85

 Expense ratio after expense reductions (%)          1.84           1.83            1.84             1.79              1.85

 Ratio of net investment income to average
 net assets (%)                                      5.76           5.68            5.28             5.11              5.50

 Portfolio turnover rate (%)                        88.79         124.95          160.89           213.70            148.88

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

(c)   Not annualized.

(d)   Annualized.

            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                                     Class S
                                                   =============================================================================
                                                                             Years ended October 31
                                                   -----------------------------------------------------------------------------
Per Share Data                                     1996 (a)       1997 (a)        1998 (a)          1999 (a)         2000 (a)
================================================================================================================================
 Net asset value, beginning of year ($)              12.57         12.42           12.64              13.06             12.20
                                                     -----        ------          ------             ------            ------
  Net investment income ($)                           0.84          0.80            0.81               0.75              0.78

  Net realized and unrealized gain (loss)
  on investments, options, forward contracts,
  foreign currency and futures contracts ($)         (0.17)         0.25            0.43              (0.83)             0.01
                                                     -----        ------          ------             ------            ------
 Total from investment operations ($)                 0.67          1.05            1.24              (0.08)             0.79
                                                     -----        ------          ------             ------            ------
  Dividends from net investment income ($)           (0.82)        (0.83)          (0.82)             (0.78)            (0.81)
                                                     -----        ------          ------             ------            ------
 Total distributions ($)                             (0.82)        (0.83)          (0.82)             (0.78)            (0.81)
                                                     -----        ------          ------             ------            ------
 Net asset value, end of year ($)                    12.42         12.64           13.06              12.20             12.18
                                                     =====        ======          ======             ======            ======
 Total return (%) (b)                                 5.55          8.80           10.13              (0.60)             6.71

 Ratios/Supplemental Data
================================================================================================================================
 Net assets at end of year ($ thousands)             7,767        32,115          31,468             18,373            13,418

 Expense ratio (%)                                    0.84          0.82            0.84               0.80              0.85

 Expense ratio after expense reductions (%)           0.84          0.82            0.84               0.79              0.85

 Ratio of net investment income to
 average net assets (%)                               6.78          6.66            6.38               5.94              6.39

 Portfolio turnover rate (%)                         88.79        124.95          160.89             213.70            148.88

(a)  Per-share figures have been calculated using the average shares method.

(b)  Does not reflect any front-end or contingent deferred sales charges.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Government Income Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2000


22  State Street Research Government Income Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President, Chief Executive Officer and Director,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve
System and Chairman and Commissioner of the Commodity Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

[LOGO] STATE STREET RESEARCH
One Financial Center o Boston, MA 02111

                                                               -----------------
                                                                   PRSRT STD
                                                                     AUTO
                                                               U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  internet
            www.statestreetresearch.com

[COMPUTER]  e-mail
            info@ssrfunds.com

[PHONE]     phone
            1-87-SSR-FUNDS (1-877-773-8637), 7 days a week, 24 hours a day
            Hearing impaired: 1-800-676-7876
            Chinese and Spanish-speaking: 1-888-638-3193

[FAX]       fax
            1-617-737-9722 (request confirmation number first from the Service Center by calling 1-87-SSR-FUNDS or 1-877-773-8637)

[MAILBOX]   mail
            State Street Research Service Center
            P.O. Box 8408, Boston, MA 02266-8408

For 24-hour
Automated Access
to Your Account

[PHONE]  1-87-SSR-FUNDS
         ----------------
         (1-877-773-8637)

www.statestreetresearch.com

OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
Web site at www.statestreetresearch.com

State Street Research
         FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am - 6pm Eastern Time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            1999
---------------------------
 for Excellence in Service


1 An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Government Income Fund prospectus. When used after December 31, 2000 this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

       Income                      Growth & Income                       Growth
--------------------------------------------------------------------------------------------------
CONSERVATIVE                                                                            AGGRESSIVE
--------------------------------------------------------------------------------------------------

High Income Fund              Argo Fund                          Global Resources Fund
Strategic Income Fund         Investment Trust                   Emerging Growth Fund
New York Tax-Free Fund        Alpha Fund                         Health Sciences Fund
Tax-Exempt Fund               Strategic Growth & Income Fund     Mid-Cap Growth Fund(1)
Government Income Fund        Strategic Income Plus Fund         Aurora Fund
Money Market Fund(2)                                             Concentrated International Fund
                                                                 International Equity Fund
                                                                 Concentrated Growth Fund
                                                                 Growth Fund
                                                                 Galileo Fund
                                                                 Legacy Fund

(C)2000 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111

Control Number:(exp1201)SSR-LD                                      GI-2849-1200

-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                        STRATEGIC PORTFOLIOS: AGGRESSIVE
                        --------------------------------

                                  ANNUAL REPORT

                                October 31, 2000

                               --------------------
                                  WHAT'S INSIDE
                               --------------------

                               FROM THE CHAIRMAN
                               U.S. economy glides
                               to a slower pace

                               PORTFOLIO MANAGER'S REVIEW
                               Emphasis on bonds, Good stock selection
                               raises performance above peers

                               FUND INFORMATION
                               Facts and figures

                               PLUS, COMPLETE PORTFOLIO HOLDINGS
                               AND FINANCIAL STATEMENTS



                                                         -------------------

                                                            [DALBAR LOGO]

                                                         -------------------

                                                           For Excellence
                                                                 in
                                                               Service

[Logo] STATE STREET RESEARCH

FROM THE CHAIRMAN

[PHOTO OF RICHARD DAVIS]


DEAR SHAREHOLDER:
With no further interest rate changes since May, it appears that the Federal Reserve has managed to orchestrate a modest slowdown of the U.S. economy without harsh effects on consumers, workers or markets. Economic growth has found a slower pace in the past two quarters. As a result, the Fed has let short-term interest rates stand in its past three meetings. However, it continues to warn that it is concerned about the tight labor market, relatively high consumer spending and rising energy prices, any of which could boost inflation higher.

STOCKS
The S&P Index returned 6.1% over the 12 months ended October 2000.(1) The technology-driven Nasdaq returned 13.8%. However, it lost significant ground in the second half of the fund's fiscal year. The best performing group was mid-cap growth stocks, which soared 38.7% over the same period as measured by the Russell Midcap Growth Index.(2)

BONDS
Long-term U.S. Treasury bonds were helped by optimism about the economic slowdown plus a federal buyback of bonds. Government, mortgage and municipal bonds were strong performers. Corporate bonds eked out modest returns while high-yield bonds were weak, a reflection of slower economic growth and rising defaults among telecommunications companies.

INTERNATIONAL
Global economic growth improved to over 4.0% compared to 2.0% two years ago, according to the Organization for Economic Cooperation and Development
(OECD). Nearly all foreign stock markets delivered disappointing returns. The few bright spots for the year included Canada and Israel.

OUTLOOK AND OPPORTUNITIES
It's a pleasure to have this opportunity to speak directly to shareholders in my new capacity as President and Chief Executive Officer of State Street Research & Management Company. Although it has been a challenging year for stock market investors, there have been areas of opportunity among bonds and certain sectors of the stock market, such as natural resources and mid-cap stocks. The lesson? Diversification is still the best way to reduce the impact of volatility. Now is a good time to consult your financial professional for a review of the components of your portfolio. As always, we thank you for your confidence in State Street Research.

Sincerely,

/s/ Richard S. Davis

Richard S. "Dick" Davis
President and Chief Executive Officer
State Street Research & Management Company


(1) The S&P 500 (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)The Russell Midcap Growth Index contains only those stocks within the complete Russell Midcap Index (a mid-sized company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index. Lipper Flexible Portfolio Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows how well the fund has done compared with competing funds.

(3)Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(4)Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.


---------------------------------------------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 2000, except where noted)
---------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(3)(4)
FOR PERIODS ENDED 9/30/00
-------------------------------------------------------------
                  LIFE OF FUND
                 (since 5/16/94)    5 YEARS        1 YEAR
-------------------------------------------------------------
Class S              14.70%          14.69%        21.75%
-------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN(3)(4)
-------------------------------------------------------------
                  LIFE OF FUND
                 (since 5/16/94)    5 YEARS        1 YEAR
-------------------------------------------------------------
Class S              14.08%          14.77%        16.27%
-------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW
Strategic Portfolios: Aggressive: Emphasis on Bonds, Good Stock Selection Raises Performance Above Peers

[PHOTO OF JACK KALLIS]

   Jack Kallis
 Portfolio Manager

We spoke with Jack Kallis, portfolio manager of State Street Research Strategic
Portfolios: Aggressive, about the year ended October 31, 2000 and his views on the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a strong year for the fund. Class S shares returned 16.27% for the 12 months ended October 31, 2000. That was significantly higher than the Lipper Flexible Portfolio Funds Average which generated a positive return of 9.34%.

Q: WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?
A: In a good year for bonds and a rocky year for stocks, the fund benefited from investments in both. The fund maintained a heavy weighting in bonds, which gained ground in most sectors as intermediate and long-term interest rates came down after the Federal Reserve finished raising interest rates. Stocks were underweighted versus the fund's normal asset allocation. However, stock selection among large- and small-cap growth stocks helped the fund's equity performance.

Q: DID YOU MAKE ANY CHANGES TO THE PORTFOLIO DURING THE YEAR?
A: Near the end of the period, we increased the fund's investment in stocks from 73% to 75% -- still five points under its normal position. We also shifted a small percentage out of international and cash to add to value stocks. If economic growth continues to slow, we believe the fund's value tilt could be a plus.

Q: WHERE WERE THE FUND'S DISAPPOINTMENTS?
A: The fund's investments in high-yield and nondollar bonds hurt performance. In general, it was a challenging year for the high-yield market. When the economy slows, the rate of default among high-yield bonds rises and that was the case this year. International bonds suffered from a weak euro.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD? A: If the economy continues to maintain slow, steady growth, it could be a better environment for stocks and another good year for bonds. The fund is well positioned for that environment, with an emphasis on bond sectors that have lagged this year and a tilt toward value stocks. If the euro strengthens, that would also boost the fund's modest investment in international bonds.

October 31, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equities     73%              Ace          2.0%             Drugs &
Cash          5%              Anadarko     1.3%             Biotechnology   6.2%
Bonds        22%              EMC          1.2%             Communications
                              Citigroup    1.2%             Technology      4.4%
                              AMBAC        1.1%             Miscellaneous
                              Total: 6.8%                   Financial       4.3%
                                                            Insurance       4.2%
                                                            Multi-Sector    3.5%
                                                            Total: 22.6%

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 2000

--------------------------------------------------------------------------------
                                                                        VALUE
                                                            SHARES     (NOTE 1)
--------------------------------------------------------------------------------
EQUITY SECURITIES 72.5%
AUTOMOBILES & TRANSPORTATION 1.4%
AUTOMOTIVE PARTS 0.6%
Delphi Automotive Systems Corp. ......................       22,600   $  354,537
                                                                     -----------
RAILROADS 0.3%
Canadian Pacific Ltd. ................................        5,300      153,535
                                                                     -----------
TRUCKERS 0.5%
CNF Transportation Inc. ..............................       12,100      322,919
                                                                     -----------
Total Automobiles & Transportation ...................                   830,991
                                                                     -----------
CONSUMER DISCRETIONARY 10.2%
ADVERTISING AGENCIES 0.9%
Valassis Communications Inc.* ........................       19,200      532,800
                                                                     -----------
CASINOS/GAMBLING, HOTEL/MOTEL 2.3%
Extended Stay America Inc.* ..........................        7,700       94,806
Harrah's Entertainment Inc.* .........................       13,565      388,298
Hilton Hotels Corp. ..................................       32,900      312,550
International Game Technology Inc.* ..................       15,592      571,057
Motels of America Inc.*+ .............................          175           44
                                                                     -----------
                                                                       1,366,755
                                                                     -----------
COMMERCIAL SERVICES 2.4%
A.C. Nielsen Corp.* ..................................       17,800      426,088
Cendant Corp.* .......................................       38,900      466,800
Corporate Executive Board Co.* .......................        1,400       64,575
Hotel Reservations Network Inc. Cl. A* ...............        5,400      189,000
Republic Services Inc.* ..............................       21,200      284,875
                                                                     -----------
                                                                       1,431,338
                                                                     -----------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 1.1%
TiVo Inc.* ...........................................       12,600      164,588
Walt Disney Co. ......................................        8,500      304,406
World Wrestling Federation Entertainment Inc. Cl. A* .       12,000      181,500
                                                                     -----------
                                                                         650,494
                                                                     -----------
CONSUMER PRODUCTS 0.3%
Oakley Inc.* .........................................        9,500      199,500
                                                                     -----------
PRINTING & PUBLISHING 1.0%
Hollinger International, Inc. Cl. A ..................       39,600      611,325
                                                                     -----------
RESTAURANTS 0.4%
Darden Restaurants Inc. ..............................       11,300      254,250
                                                                     -----------
RETAIL 1.8%
Federated Department Stores Inc.* ....................       11,300      367,956
Home Depot Inc. ......................................        2,600      111,800
Staples Inc.* ........................................       20,900      297,825
TJX Companies, Inc. ..................................       11,900      324,275
                                                                     -----------
                                                                       1,101,856
                                                                     -----------
Total Consumer Discretionary .........................                 6,148,318
                                                                     -----------
CONSUMER STAPLES 2.1%
BEVERAGES 0.8%
Anheuser-Busch Companies, Inc. .......................       10,200      466,650
                                                                     -----------
DRUG & GROCERY STORE CHAINS 0.5%
Safeway Inc.* ........................................        5,500      300,781
                                                                     -----------
FOODS 0.3%
Unilever .............................................       28,500      192,804
                                                                     -----------
TOBACCO 0.5%
UST Inc. .............................................       12,600      318,150
                                                                     -----------
Total Consumer Staples ...............................                 1,278,385
                                                                     -----------
FINANCIAL SERVICES 10.5%
BANKS & SAVINGS & LOAN 2.0%
BankNorth Group Inc.* ........................           12,162          220,436
Golden West Financial Corp.* .................            5,600          313,950
Hudson City Bancorp Inc. .....................            6,400          116,400
Investors Financial Services Co. .............            2,000          143,376
Mercantile Bankshares Corp. ..................            4,900          184,362
North Fork BanCorp., Inc. ....................            5,600          113,050
SouthTrust Corp. .............................            3,100          100,363
                                                                     -----------
                                                                       1,191,937
                                                                     -----------
INSURANCE 4.2%
Ace Ltd. .....................................           30,800        1,208,900
Everest Reinsurance Group, Ltd. ..............            2,700          158,287
Partnerre Ltd.* ..............................            2,500          136,250
Saint Paul Companies, Inc. ...................            9,500          486,875
XL Capital Ltd. Cl. A ........................            7,650          588,094
                                                                     -----------
                                                                       2,578,406
                                                                     -----------
MISCELLANEOUS FINANCIAL 4.3%
AMBAC Financial Group, Inc. ..................            8,200          654,462
Citigroup, Inc. ..............................           13,400          705,175
Marsh & McLennan Companies, Inc. .............            3,300          431,475
MBNA Corp. ...................................           10,640          399,665
Metris Companies Inc. ........................            2,300           74,463
Morgan Stanley Dean Witter & Co. .............            4,200          337,313
                                                                     -----------
                                                                       2,602,553
                                                                     -----------
Total Financial Services .....................                         6,372,896
                                                                     -----------
HEALTH CARE 8.2%
DRUGS & BIOTECHNOLOGY 6.2%
Abbott Laboratories Inc. .....................            7,340          387,644
Alpharma Inc. ................................            3,800          147,487
Amgen Inc.* ..................................            4,250          246,234
Barr Laboratories, Inc.* .....................            3,500          220,937
Biogen Inc.* .................................            4,000          240,750
Biovail Corp.* ...............................            1,200           50,475
Cephalon Inc.* ...............................              900           48,263
DYAX Corp.* ..................................            4,300          159,637
Esperion Therapeutics Inc.* ..................            4,100           56,631
Genentech, Inc.* .............................            1,600          132,000
Genzyme Corp.* ...............................            2,600          184,600
Intermune Pharmaceuticals Inc.* ..............            4,400          222,001
Invitrogen Corp.* ............................            2,500          190,156
Pain Therapeutics Inc.* ......................            2,800           60,025
Pfizer Inc. ..................................           12,375          534,445
Pharmacia Corp. ..............................           10,570          581,350
Priority Healthcare Corp. Cl. B* .............            2,600          139,750
Versicor Inc.* ...............................            6,100           80,063
XOMA Ltd.* ...................................            3,800           46,313
                                                                     -----------
                                                                       3,728,761
                                                                     -----------
HEALTH CARE FACILITIES 0.1%
Tenet Healthcare Corp.* ......................            2,000           78,625
                                                                     -----------
HEALTH CARE SERVICES 0.6%
Community Health Systems Inc.* ...............            6,500          183,219
Lincare Holdings Inc.* .......................            4,500          189,281
                                                                     -----------
                                                                         372,500
                                                                     -----------
HOSPITAL SUPPLY 1.3%
American Medical Systems Inc.* ...............           13,900          244,987
Aradigm Corp.* ...............................            3,700           81,863
Sybron International Corp.* ..................            6,800          168,300
Zoll Medical Corp.* ..........................            5,500          272,594
                                                                     -----------
                                                                         767,744
                                                                     -----------
Total Health Care ............................                         4,947,630
                                                                     -----------
INTEGRATED OILS 2.0%
INTEGRATED DOMESTIC 1.2%
Petroleo Brasileiro SAADR* ...................            4,600          133,688
Unocal Corp. .................................           10,700          365,137
USX-Marathon Group ...........................            7,500          203,906
                                                                     -----------
                                                                         702,731
                                                                     -----------
INTEGRATED INTERNATIONAL 0.8%
Exxon Mobil Corp. ............................            4,020          358,534
Petro-Canada Ltd. ADR* .......................            7,400          155,400
                                                                     -----------
                                                                         513,934
                                                                     -----------
Total Integrated Oils ........................                         1,216,665
                                                                     -----------
MATERIALS & PROCESSING 3.4%
BUILDING & CONSTRUCTION 0.2%
York International Corp. .....................            5,100          138,656
                                                                     -----------
CHEMICALS 0.9%
Cambrex Corp. ................................            2,000           79,875
Rohm & Haas Co. ..............................           11,800          354,737
Solutia Inc. .................................            6,900           87,975

                                                                     -----------
                                                                         522,587
                                                                     -----------
DIVERSIFIED MANUFACTURING 0.6%
Ball Corp. ...................................           10,400          365,300
                                                                     -----------
FERTILIZERS 0.3%
Agrium Inc. ..................................           14,900          155,519
                                                                     -----------
PAPER & FOREST PRODUCTS 0.9%
Fort James Corp. .............................           10,340          340,574
Westvaco Corp. ...............................            6,400          182,400
                                                                     -----------
                                                                         522,974
                                                                     -----------
STEEL 0.5%
Harsco Corp. .................................            8,000          161,500
Nucor Corp. ..................................            5,100          174,704
                                                                     -----------
                                                                         336,204
                                                                     -----------
Total Materials & Processing .................                         2,041,240
                                                                     -----------
OTHER 3.5%
MULTI-SECTOR 3.5%
General Electric Co.* ........................           11,600          635,825
Monsanto Co. .................................           12,700          323,850
Ogden Corp.* .................................           28,700          394,625
SPX Corp.* ...................................            1,800          222,525
Tyco International Ltd.* .....................            9,300          527,194
                                                                     -----------
Total Other ..................................                         2,104,019
                                                                     -----------
OTHER ENERGY 3.6%
OIL & GAS PRODUCERS 2.4%
Anadarko Petroleum Corp. .....................           11,998          768,472
Burlington Resources Inc. ....................            3,400          122,400
Cabot Oil & Gas Corp. Cl. A ..................            1,800           35,325
Cross Timbers Oil Co. ........................            2,550           47,972
HS Resources, Inc.* ..........................            1,100           34,238
Hydrogenics Corp .............................            1,700           20,506
Ocean Energy Inc.* ...........................           26,600          369,075
St. Mary Land & Exploration Co. ..............            3,600           84,375
                                                                     -----------
                                                                       1,482,363
                                                                     -----------
OIL WELL EQUIPMENT & SERVICES 1.2%
Baker Hughes Inc. ................................          4,700        161,562
Halliburton Co.* .................................          9,860        365,436
National Oilwell Inc.* ...........................          2,854         83,480
Veritas DGC Inc.* ................................          3,800        114,000
                                                                     -----------
                                                                         724,478
                                                                     -----------
Total Other Energy ...............................                     2,206,841
                                                                     -----------
PRODUCER DURABLES 1.5%
ELECTRONICS: INDUSTRIAL 0.3%
ASM Lithography Holdings Inc.* ...................          7,000        191,334
                                                                     -----------
INDUSTRIAL PRODUCTS 0.1%
Parker Hannifin Corp. ............................          1,100         45,512
                                                                     -----------
OFFICE FURNITURE & BUSINESS EQUIPMENT 0.4%
Pitney Bowes Inc. ................................          8,400        249,375
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT 0.7%
American Tower Corp. Cl. A* ......................          4,300        176,031
Endwave Corp.* ...................................          1,800         25,875
MCK Communications Inc.* .........................         13,500        210,938
                                                                     -----------
                                                                         412,844
                                                                     -----------
Total Producer Durables ..........................                       899,065
                                                                     -----------
TECHNOLOGY 14.0%
COMMUNICATIONS TECHNOLOGY 4.4%
Cisco Systems Inc.* ..............................          7,190        387,361
Comverse Technology Inc.* ........................          2,450        273,787
Corning Inc. .....................................          5,100        391,335
DMC Stratex Networks Inc.* .......................          9,620        222,463
General Motors Corp. Cl. H* ......................          5,700        184,680
Inrange Technologies Corp. Cl. B* ................            300         10,988
Natural Microsystems Corp.* ......................          2,300        103,931
NCR Corp.* .......................................          4,400        189,750
Nortel Networks Corp. ............................         11,300        513,362
Packeteer Inc.* ..................................          5,800        144,275
Spectrasite Holdings, Inc.* ......................         12,300        242,925
                                                                     -----------
                                                                       2,664,857
                                                                     -----------
COMPUTER SOFTWARE 2.9%
Acxiom Corp.* ....................................         10,000        402,500
Click Commerce, Inc.* ............................          2,800         80,150
E Piphany Inc.* ..................................          3,000        270,375
i2 Technologies Inc.* ............................          1,850        314,500
Manugistics Group Inc.* ..........................          2,400        273,450
Microsoft Corp.* .................................          5,350        368,481
Vastera, Inc.* ...................................          2,000         35,500
                                                                     -----------
                                                                       1,744,956
                                                                     -----------
COMPUTER TECHNOLOGY 1.9%
EMC Corp.* .......................................          8,340        742,782
Radiant Systems Inc.* ............................          7,500        138,281
Sun Microsystems Inc.* ...........................          2,560        283,840
                                                                     -----------
                                                                       1,164,903
                                                                     -----------
ELECTRONICS 2.7%
Aeroflex Inc.* ...................................          9,375        557,812
Nokia Corp. ADR ..................................          9,200        393,300
PE Biosystems Group Corp. ........................          5,050        590,850
Rockwell International Corp. .....................          2,800        110,075
                                                                     -----------
                                                                       1,652,037
                                                                     -----------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 2.1%
Analog Devices Inc.* .............................          2,200        143,000
Cree Inc.* .......................................          2,000        198,500
Cypress Semiconductor Corp.* .....................          2,650         99,209
Galileo Technology Ltd.* .........................          1,600         43,400
International Rectifier Corp.* ...................          4,800        214,200
Texas Instruments Inc. ...........................          5,400        264,938
TriQuint Semiconductors Inc.* ....................          7,600        291,175
                                                                     -----------
                                                                       1,254,422
                                                                     -----------
Total Technology .................................                     8,481,175
                                                                     -----------
UTILITIES 3.0%
ELECTRICAL 1.9%
Energy East Corp. ................................          8,400        169,575
Niagara Mohawk Holdings Inc.* ....................          8,300        132,800
OGE Energy Corp. .................................          8,900        183,006
Pinnacle West Capital Corp. ......................          9,800        425,688
Scana Corp. ......................................          9,800        259,700
                                                                     -----------
                                                                       1,170,769
                                                                     -----------
GAS DISTRIBUTION 0.5%
National Fuel Gas Co. ............................          2,500        134,062
Nicor Inc. .......................................          1,800         63,563
Questar Corp. ....................................          4,000        108,250
                                                                     -----------
                                                                         305,875
                                                                     -----------
TELECOMMUNICATIONS 0.6%
AirGate PCS, Inc.* ...............................          1,271         49,410
Rural Celluar Corp. Cl. A* .......................            800         43,000
Viatel Inc.* .....................................            300          2,888
XO Communications Inc.* ..........................          7,840        264,477
                                                                     -----------
                                                                         359,775
                                                                     -----------
Total Utilities ..................................                     1,836,419
                                                                     -----------
NON-U.S. EQUITIES 9.1%
Actelion Ltd*+ ...................................            800        353,805
Allied Irish Banks PLC ...........................         19,100        194,499
Aventis SA .......................................          2,000        144,262
Canon Sales Co., Inc. ............................         11,000        158,173
Citizen Watch Co. ................................         13,000        127,599
Danone Groupe ....................................          1,355        189,496
Deutsche Bank AG .................................          2,000        163,746
Heineken NV ......................................          3,600        195,517
Hutchison Whampoa ................................         10,000        124,375
IHC Caland .......................................          5,900        260,351
Johnson Matthey ..................................            100          1,560
Kone Corp. Series B ..............................          4,400        257,635
Nutreco Holdings .................................          4,500        193,990
Petrochina Co. Ltd. ..............................      1,411,900        296,899
Reed International PLC ...........................         17,300        159,896
Renault SA .......................................          5,100        253,613
Saipem SPA .......................................         48,200        251,142
Sampo Insurance Co. Cl. A ........................          4,600        187,371
Schering AG ......................................          2,600        145,620
Shohkoh Fund & Co. ...............................            900         73,904
Skandia Foersaekrings ............................          7,200        122,134
Societe Generale de France Cl. A .................          2,500        141,928
Sony Corp. .......................................          1,000         79,916
Technip ..........................................          2,900        371,110
Tesco ............................................         47,400        180,706
The Swatch Group AG ..............................            300        397,196
Volkswagen AG ....................................          4,200        209,820
Wolters Kluwer ...................................          5,000        112,524
Woolworths Ltd. ..................................         39,600        157,768
                                                                     -----------
Total Non-U.S. Equities ..........................                     5,506,555
                                                                     -----------
Total Equity Securities (Cost $36,139,170) .......                    43,870,199
                                                                     -----------

--------------------------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL      MATURITY           VALUE
                                                                           AMOUNT         DATE            (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 21.9%
U.S. TREASURY 2.4%
U.S. Treasury Bond, 11.25% ...........................................   $     50,000    2/15/2015          74,969
U.S. Treasury Bond, 10.625% ..........................................        225,000    8/15/2015         326,038
U.S. Treasury Bond, 8.875% ...........................................         50,000    2/15/2019          65,711
U.S. Treasury Bond, 3.875% ...........................................        105,087    4/15/2029         105,481
U.S. Treasury Bond, 6.125% ...........................................        125,000    8/15/2029         129,452
U.S. Treasury Bond, 6.25% ............................................         35,000    5/15/2030          37,275
U.S. Treasury Note, 6.125% ...........................................        150,000    8/31/2002         150,281
U.S. Treasury Note, 5.875% ...........................................        100,000    9/30/2002          99,812
U.S. Treasury Note, 5.875% ...........................................        275,000   11/15/2004         275,258
U.S. Treasury Note, 5.75% ............................................        100,000    8/15/2010          99,906
U.S. Treasury Note STRIPS, 0.00% .....................................        125,000    2/15/2003         109,319
                                                                                                     ------------
                                                                                                         1,473,502
                                                                                                     ------------
U.S. AGENCY MORTGAGE 7.3%
Federal Home Loan Mortgage Corp., 6.75% ..............................        125,000    9/15/2029         124,531
Federal National Mortgage Association, 6.625% ........................        150,000   10/15/2007         150,047
Federal National Mortgage Association, 6.50% .........................         84,854    9/01/2028          81,592
Federal National Mortgage Association, 6.50% .........................        221,824   11/01/2028         213,298
Federal National Mortgage Association, 6.50% .........................        114,250   12/01/2028         109,858
Federal National Mortgage Association, 6.50% .........................         89,349    3/01/2029          85,915
Federal National Mortgage Association, 6.50% .........................        132,440    5/01/2029         127,265
Federal National Mortgage Association, 7.50% .........................        137,257    7/01/2029         137,215
Federal National Mortgage Association, 7.00% .........................        142,966   12/01/2029         140,061
Federal National Mortgage Association, 7.00% .........................        407,827   12/01/2029         399,540
Federal National Mortgage Association, 7.00% .........................        263,535   12/01/2029         258,180


------------------------------------------------------------------------------------------------------------------------
                                                                            PRINCIPAL    MATURITY           VALUE
                                                                             AMOUNT        DATE            (NOTE 1)
------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 7.125%.........................         25,000    1/15/2030          26,129
Federal National Mortgage Association, 7.00% .........................        166,556    2/01/2030         163,225
Federal National Mortgage Association, 7.00% .........................         98,080    5/01/2030          96,087
Federal National Mortgage Association, 7.25% .........................        275,000    5/15/2030         292,188
Federal National Mortgage Association TBA, 7.00% .....................        200,000   12/01/2030         198,750
Federal National Mortgage Association TBA, 7.00% .....................        200,000   12/01/2030         195,938
Federal National Mortgage Association TBA, 7.50% .....................        500,000   12/01/2030         499,220
Government National Mortgage Association, 6.50% ......................         21,032    2/15/2009          20,849
Government National Mortgage Association, 6.50% ......................         51,609    7/15/2009          51,166
Government National Mortgage Association, 6.50% ......................         74,076   11/15/2010          73,427
Government National Mortgage Association, 7.50% ......................         47,759   12/15/2010          48,535
Government National Mortgage Association, 7.00% ......................         14,598    1/15/2025          14,434
Government National Mortgage Association, 7.00% ......................        124,908    3/15/2028         123,103
Government National Mortgage Association, 7.00% ......................        233,680    5/15/2028         230,322
Government National Mortgage Association, 7.00% ......................         40,783    6/15/2028          40,197
Government National Mortgage Association, 6.50% ......................        129,054   11/15/2028         124,578
Government National Mortgage Association, 7.00% ......................        102,203   11/15/2028         100,734
Government National Mortgage Association TBA, 7.00% ..................         75,000   12/15/2030          73,922
Government National Mortgage Association TBA, 8.00% ..................        225,000   12/15/2030         228,726
                                                                                                      ------------
                                                                                                         4,429,032
                                                                                                      ------------
YANKEE 0.4%
British Sky Broadcasting Group Note, 6.875% ..........................        130,000   2/23/2009          110,902
Province of Quebec, 7.50% ............................................         50,000   9/15/2029           50,688
United Mexican States, 9.875% ........................................         25,000   2/01/2010          25,938
Woodside Finance Ltd. Note, 6.60%+ ...................................         50,000   4/15/2008           47,231
                                                                                                      ------------
                                                                                                           234,759
                                                                                                      ------------
FOREIGN GOVERNMENT 1.1%
                                                                        Greek Drachma
Republic of Greece, 8.60% ............................................    148,000,000   3/26/2008          427,782
                                                                   New Zealand Dollar
Government of New Zealand, 7.00% .....................................        600,000   7/15/2009          243,520
                                                                                                     ------------
                                                                                                           671,302
                                                                                                     ------------
FINANCE/MORTGAGE 2.8%
AT&T Capital Corp. Note, 6.75% .......................................        100,000    2/04/2002          98,742
Bear Stearns Commercial Mortgage Secs Inc., 7.08% ....................        100,000    7/15/2031          99,641
Capital One Bank Note, 6.62% .........................................         50,000    8/04/2003          48,476
Citibank Credit Card Issuance Trust, 7.45% ...........................        325,000    9/15/2007         321,802
Citibank Credit Card Master Trust Series 1999-A,
  5.875% .............................................................         25,000    3/10/2011          23,258
Countrywide Funding Corp. Note, 6.58% ................................         75,000    9/21/2001          74,521
DLJ Commercial Mortgage Corp., 7.50% .................................         25,000    9/10/2010          25,121
DLJ Commercial Mortgage Corp. 99-C1, 6.46% ...........................        100,000    1/10/2009          96,218
General Motors Acceptance Corp., 6.40% ...............................         50,000    9/21/2001          49,661
General Motors Acceptance Corp. Note, 7.103% .........................        100,000   10/07/2002         100,782
GMAC Commercial Mortgage Security Inc. 99-C1 Cl. A2,
  6.175% .............................................................         75,000    5/15/2033          70,834
Household Finance Corp. Sr. Note, 6.125% .............................         50,000    7/15/2012          49,269
J.P. Morgan Commercial Mortgage Finance Corp.,
  6.507% .............................................................        150,000   10/15/2035         145,295
MBNA Corp. Sr. Note, 6.12% ...........................................        100,000    8/13/2001          99,092
MBNA Master Credit Card Trust, 6.60% .................................         75,000    4/16/2007          74,297
MBNA Master Credit Card Trust, 6.90% .................................        100,000    1/15/2008         100,687
MBNA Master Credit Card Trust, 5.90% .................................         50,000    8/15/2011          46,930
MBNA Master Credit Card Trust, 7.00% .................................         50,000    2/15/2012          49,815
Morgan Project Commercial Mortgage Finance
  Corp.,7.238% .......................................................         50,000    9/15/2029          49,480
Prime Credit Card Master Trust Series 1996-1A, 6.70%..................         50,000    7/15/2004          49,922
                                                                                                      ------------
                                                                                                         1,673,843
                                                                                                      ------------
CORPORATE 7.9%
Abbey Healthcare Group Inc. Note, 9.50% ..............................         25,000   11/01/2002          24,813
Advanced Radio Telecom Corp. Sr. Note, 14.00% ........................         30,000    2/15/2007          18,000
AES Corp. Sr. Note, 9.375% ...........................................         20,000    9/15/2010          19,510
AES Drax Energy Ltd. Sr. Note, 11.50%+ ...............................         25,000    8/30/2010          26,471
AirGate PCS Inc. Sr. Sub. Note, 0.00% to 9/30/2004,
  13.50% from 10/1/2004 to maturity ..................................         15,000   10/01/2009           8,625
Alaska Steel Corp. Sr. Note, 9.125% ..................................         10,000   12/15/2006           9,850
Alcoa Inc. Note, 7.375% ..............................................         50,000    8/01/2010          50,210
Anchor Gaming Sr. Note, 9.875%+ ......................................         10,000   10/15/2008          10,100
Apple South Inc. Sr. Note, 9.75% .....................................         10,000    6/01/2006           7,500
Archibald Candy Corp. Sr. Sec. Note, 10.25% ..........................         50,000    7/01/2004          29,250
Arizona Public Service Co. Note, 7.625% ..............................         75,000    8/01/2005          75,841
Beckman Instruments Inc. Sr. Note, 7.10% .............................          5,000    3/04/2003           4,854
Bio-Rad Laboratories Inc. Sr. Note, 11.625% ..........................         10,000    2/15/2007          10,400
Bombardier Capital Inc.Note, 7.30%+ ..................................        100,000   12/15/2002          99,895
Buckeye Technologies Inc. Sr. Sub. Note, 8.00% .......................         50,000   10/15/2010          46,500
Call-Net Enterprises Inc. Sr. Note, 9.375% ...........................        100,000    5/15/2009          35,000
Charter Communication Holding LLC Sr. Note, 8.625% ...................         40,000    4/01/2009          35,700
Chesapeake Energy Corp. Sr. Note Series B, 9.625% ....................         55,000    5/01/2005          55,206
Citigroup Inc., 7.25% ................................................        100,000   10/01/2010          99,363
CK Witco Corp. Sr. Note, 8.50% .......................................         25,000    3/15/2005          24,061
Clear Channel Communications Sr. Note, 7.25% .........................        100,000    9/15/2003          99,404
Coca-Cola Enterprises Inc. Deb., 6.95% ...............................         25,000   11/15/2026          22,225
Coca-Cola Enterprises Inc. Deb., 6.75% ...............................         75,000    9/15/2028          64,720
Columbia/HCA Healthcare Corp. Note, 7.69% ............................         50,000    6/15/2025          41,625
Crown Castle International Corp. Sr. Note, 10.75% ....................         25,000    8/01/2011          25,500
Deutsche Telekom International Finance BV, 7.75% .....................         75,000    6/15/2005          76,246
Dominion Resources Inc., 7.625% ......................................         50,000    7/15/2005          50,496
Dover Corp. Deb., 6.65% ..............................................        100,000    6/01/2028          86,374
Drypers Corp. Series B Sr. Note,
  10.25% [] ..........................................................        110,000    6/15/2007          17,050
Duke Energy Co., 7.125% ..............................................        100,000    9/03/2002         100,436
Duke Energy Co. Sr. Note, 7.375% .....................................         50,000    3/01/2010          50,169
Dynegy Holdings Inc. Sr. Note, 8.125% ................................         50,000    3/15/2005          51,106
Echostar Broadband Corp. Sr. Note, 10.375%+ ..........................         75,000   10/01/2007          75,375
El Paso Energy Corp. Sr. Note, 6.625% ................................        100,000    7/15/2001          99,415
Electronic Data Systems Corp., 7.45% .................................         25,000   10/15/2029          23,818
Empire Gas Corp. Sr. Sec. Note,
  12.875% [] .........................................................         50,000    7/15/2004          15,000
Envirosource Inc. Note, 9.75% ........................................        500,000    6/15/2003         177,500
Extended Stay America Inc. Sr. Sub. Note, 9.15% ......................         25,000    3/15/2008          23,375
First Wave Marine Inc. Sr. Note, 11.00% ..............................        100,000    2/01/2008          26,750
Fisher Scientific International Inc. Sr. Sub. Note,
  9.00% ..............................................................         10,000    2/01/2008           9,150
Fort James Corp. Note, 6.234% ........................................         50,000    3/15/2011          49,736
Four M Corp. Sr. Sec. Note Series B, 12.00% ..........................         35,000    6/01/2006          33,163
Fresenius Med Care Capital Trust, 9.00% ..............................         50,000   12/01/2006          49,625
Frontier Corp. Sr. Note, 9.125% ......................................         50,000    2/15/2006          45,000
Gentek Inc. Sr. Sub. Note, 11.00% ....................................         15,000    8/01/2009          15,038
Gulfmark Offshore Inc. Sr. Note, 8.75% ...............................         25,000    6/01/2008          23,594
HCA Healthcare Co. Note, 8.75% .......................................         45,000    9/01/2010          45,562
Healthsouth Corp. Sr. Note, 6.875% ...................................         10,000    6/15/2005           8,593
Healthsouth Corp. Sr. Note, 7.00% ....................................         15,000    6/15/2008          12,114
Henry Co. Sr. Note Series B, 10.00% ..................................         50,000    4/15/2008          20,250
Hollinger International Publishing Inc. Sr. Sub. .....................
  Note, 9.25% ........................................................         20,000    3/15/2007          19,800
Hollinger International Sr. Sub. Note, 9.25% .........................         30,000    2/01/2006          29,400
Hollywood Casino Shreveport Inc. Note, 13.00% ........................         50,000    8/01/2006          53,875
Honeywell International Inc. Note, 7.50% .............................         25,000    3/01/2010          25,737
Horizon PCS Inc. Sr. Note, 0.00% to 9/30/2005,
  14.00% from 10/1/2005 to maturity+ .................................         45,000   10/01/2010          21,375
Hyperion Telecommunication Inc. Sr. Sub. Note,
  12.00% .............................................................         25,000   11/01/2007          11,250
Iasis Healthcare Corp. Sr. Sub. Note, 13.00% .........................         45,000   10/15/2009          41,175
Intermedia Communications Inc. Sr. Note, 8.60% .......................         10,000    6/01/2008           9,350
International Game Technology Sr. Note, 8.375% .......................         45,000    5/15/2009          43,650
International Knife & Saw Inc. Sr. Sub. Note,
  11.375% ............................................................         55,000   11/15/2006          29,219
International Paper Co. Note, 8.00%+ .................................        100,000    7/08/2003         101,294
International Shipholding Corp. Sr. Note Series B, 7.75% .............         45,000   10/15/2007          39,206
IPCS Inc. Sr. Sub. Note, 0.00% to
  7/14/2005, 14.00% from 7/15/2005 to maturity+ ......................         10,000    7/15/2010           4,600
J. Crew Group Inc. Sr. Deb., 0.00% to 10/14/2002,
  13.125% from 10/15/2002 to maturity ................................        120,000   10/15/2008          69,000
J.B. Poindexter Inc. Sr. Note, 12.50% ................................         75,000    5/15/2004          70,125
K-III Communications Corp. Sr. Note, 8.50% ...........................         25,000    2/01/2006          23,813
Kaiser Aluminum & Chemical Corp. Sub. Note, 12.75% ...................         50,000    2/01/2003          37,500
Kroger Co. Sr. Note Series B, 7.25% ..................................         25,000    6/01/2009          23,983
Lear Corp. Sr. Note Series B, 7.96% ..................................         50,000    5/15/2005          46,657
LIN Televison Corp. Sr. Sub. Note, 8.375% ............................          5,000    3/01/2008           4,650
Luiginos Inc. Sr. Sub Note, 10.00% ...................................         40,000    2/01/2006          31,600
Magellan Health Services Inc. Sr. Sub. Note, 9.00% ...................          5,000    2/15/2008           3,300
Mandalay Resort Group Sr. Sub. Note, 10.25% ..........................         30,000    8/01/2007          30,750
MGM Grand Inc. Sr. Sub. Note, 9.75% ..................................         35,000    6/01/2007          36,269
MGM Mirage Inc. Sr. Note, 8.50% ......................................         20,000    9/15/2010          19,786
Mohegan Tribal Gaming Authority Sr. Note, 8.125% .....................        120,000    1/01/2006         115,800
New Jersey Economic Development Authority,7.425% .....................        125,000    2/15/2029         123,595
Newpark Resources Inc. Sr. Sub. Note Series B, 8.625% ................         65,000   12/15/2007          60,125
News America Inc. Sr. Deb., 7.125% ...................................         50,000    4/08/2028          41,525
Nextel Partners Inc. Sr. Note, 11.00% ................................         20,000    3/15/2010          20,000
NorthPoint Communications Group Inc. Sr. Note,12.875% ................         65,000    2/15/2010          61,425
Ocean Energy Inc. Series B Sr. Note, 7.625% ..........................         50,000    7/01/2005          48,375
Owens Illinois Inc. Sr. Note, 7.85% ..................................         40,000    5/15/2004          30,000
Packaging Resources Inc. Sr. Sec. Note, 11.625%[] ....................         50,000    5/01/2003          49,250
Park Place Entertainment Corp. Sr. Sub. Note,9.375% ..................         75,000    2/15/2007          75,562
Peco Energy Transport Trust Series 99-A Cl. A7,6.13% .................        100,000    3/01/2009          94,772
Plains Resources Inc. Sr. Sub. Note, 10.25%+ .........................         15,000    3/15/2006          15,075
Pogo Producing Co. Sr. Sub. Note, 8.75% ..............................         25,000    5/15/2007          24,250
Pool Energy Services Co. Sr. Sub. Note, 8.625% .......................         20,000    4/01/2008          20,300
Prime Succession Inc. Sr. Sub. Note, 10.75%[] ........................        150,000    8/15/2004          22,500
Primus Telecommunications Group Sr. Note, 11.75% .....................         85,000    8/01/2004          43,775
PSINet Inc. Sr. Note, 10.50% .........................................         20,000   12/01/2006          11,000
PSINet Inc. Sr. Note, 11.00% .........................................         35,000    8/01/2009          16,975
Qwest Capital Funding Inc. Note, 7.90%+ ..............................        100,000    8/15/2010         101,441
Raytheon Co. Note, 8.20% .............................................         75,000    3/01/2006          77,599
RBF Finance Co. Sr. Note, 11.375% ....................................         20,000    3/15/2009          22,950
Rhythms Netconnections Inc. Note, 12.75% .............................         50,000    4/15/2009          23,000
Rhythms Netconnections Inc. Note, 14.00% .............................         25,000    2/15/2010          11,500
Rose Hills Co. Sr. Sub. Note, 9.50% ..................................        250,000   11/15/2004         149,375
Safety-Kleen Services Inc. Sr. Sub. Note, 9.25%[] ....................         30,000    6/01/2008             488
Safeway Inc. Note, 7.00% .............................................         75,000    9/15/2002          75,021
Sheffield Steel Corp. Note Series B, 11.50% ..........................         35,000   12/01/2005          19,250
Simonds Industries Inc. Sr. Sub. Note, 10.25% ........................         10,000    7/01/2008           7,050
Sprint Capital Corp. Note,7.625% .....................................         50,000    6/10/2002          50,157
Staples Inc. Note, 7.54%+ ............................................         25,000   11/26/2001          24,959
Startec Global Communications Sr. Note,12.00% ........................         25,000    5/15/2008          18,625
Stater Brothers Holdings Inc. Sr. Note, 10.75% .......................         25,000    8/15/2006          19,750
Stericycle Inc. Sr. Sub. Note Series B, 12.375% ......................         25,000   11/15/2009          26,375
Tekni Plex Inc. Sr. Sub. Note, 12.75% ................................         20,000    6/15/2010          19,912
Tembec Industries Inc. Sr. Note, 8.625% ..............................         50,000    6/30/2009          49,500
Terra Industries Sr. Note, 10.50% ....................................          5,000    6/15/2005           3,113
Textron Finance Corp. Note, 6.125%+ ..................................         25,000    3/15/2001          24,928
Tyco International Group SA, 6.25% ...................................         50,000    6/15/2003          48,603
United Technologies Corp. Sr. Deb., 7.50% ............................         25,000    9/15/2029          24,950
US Unwired Inc. Sr. Sub.Note, 0.00% to 10/31/
  2004,13.375% from 11/1/2004 to maturity ............................         90,000   11/01/2009          44,550
USA Waste Services Inc. Sr. Note, 7.00% ..............................         50,000   10/01/2004          47,137
Williams Communications Group Inc. Sr. Note,10.70% ...................          5,000   10/01/2007           4,300
Williams Communications Group Inc. Sr. Note,11.70%+ ..................          5,000    8/01/2008           4,437
Williams Communications Group Inc. Sr. Note,10.875% ..................         50,000   10/01/2009          42,125
Winstar Communications Inc. Sr. Note, 12.50% .........................         40,000    4/15/2008          29,000
Winstar Communications Inc. Sr. Note, 12.75%+ ........................         10,000    4/15/2010           7,150
                                                                                                      ------------
                                                                                                         4,808,471
                                                                                                      ------------
Total Fixed Income Securities (Cost $14,239,379) .................................................      13,290,909
                                                                                                      ------------
COMMERCIAL PAPER 10.0%
American Express Credit Corp., 6.47% .................................   $  1,443,000   11/01/2000    $  1,443,000
American Express Credit Corp., 6.57% .................................      1,136,000   11/03/2000       1,136,000
Ford Motor Credit Co.,6.52% ..........................................      1,858,000   11/08/2000       1,858,000
Merrill Lynch & Company Inc., 6.48% ..................................        830,000   11/01/2000         830,000
Merrill Lynch & Company Inc., 6.48% ..................................        775,000   11/13/2000         773,326
                                                                                                      ------------
Total Commercial Paper (Cost $6,040,326) .........................................................       6,040,326
                                                                                                      ------------
SHORT-TERM INVESTMENTS 7.1%
State Street Navigator Securities Lending ...........................................    4,296,307       4,296,307
                                                                                                      ------------
Total Short-Term Investments (Cost 4,296,307) ....................................................       4,296,307
                                                                                                      ------------
Total Investments (Cost $60,715,182) - 111.5% ....................................................      67,497,741
Cash and Other Assets, Less Liabilities-(11.5%) ..................................................      (6,958,937)
                                                                                                      ------------
Net Assets - 100.0% ..............................................................................    $ 60,538,804
                                                                                                      ============

Federal Income Tax Information:
At October 31, 2000 the net unrealized appreciation of
 investments based on cost for Federal income tax purposes of
 $61,020,173 was as follows:
Aggregate gross unrealized appreciation for all investments in
 which there is an excess of value over tax cost .............     $9,400,370
Aggregate gross unrealized depreciation for all investments in
 which there is an excess of tax cost over value .............     (2,922,802)
                                                                   ----------
                                                                   $6,477,568
                                                                   ==========
*Nonincome-producing securities

--------------------------------------------------------------------------------
ADR Stands for American Depositary Receipt, representing ownership of foreign securities.

*    Non-income-producing securities.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 2000 were $893,827 and $918,180 (1.52% of net assets), respectively.

[ ]  Security is in default.

Futures contracts open at October 31, 2000, are as follows:

                                                                                                     UNREALIZED
                                                                           EXPIRATION               APPRECIATION
    TYPE                                      NOTIONAL AMOUNT                MONTH                  DEPRECIATION
----------------------------------------------------------------------------------------------------------------
5 year U.S. Treasury Notes                           $300,000            December, 2000                  $   448
10 year U.S. Treasury Notes                          $200,000            December, 2000                   (1,842)
                                                                                                         -------
                                                                                                         $(1,394)
                                                                                                         =======

Forward currency exchange contracts outstanding at October 31, 2000, are as follows:

                                                                                                      UNREALIZED
                                                                                       CONTRACT       APPRECIATION       DELIVERY
                                                                  TOTAL VALUE           PRICE        (DEPRECIATION)       DATE
----------------------------------------------------------------------------------   --------------  ---------------   ----------
Buy Euro, Sell U.S. dollars                                        1,269,427 EUR      0.84105 EUR    $   9,635           11/01/00
Sell Euro, Buy U.S. dollars                                           63,580 EUR      0.91423 EUR        4,122           11/20/00
Sell Euro, Buy U.S. dollars                                           28,600 EUR      0.84055 EUR         (253)          11/20/00
Buy Great British pound, Sell U.S. dollar                          51,878.45 GBP      1.45410 GBP         (159)          11/03/00
Buy Great British pound, Sell U.S. dollar                          82,950.78 GBP      1.45290 GBP         (149)          11/06/00
Buy Greek drachma, Sell U.S. dollars                               5,100,000 GRD      0.00247 GRD          162           11/09/00
Sell Greek drachma, Buy U.S. dollars                               3,500,000 GRD      0.00268 GRD          652           11/09/00
Sell Greek drachma, Buy U.S. dollars                              42,938,000 GRD      0.00269 GRD        8,042           11/09/00
Sell Greek drachma, Buy U.S. dollars                               6,105,000 GRD      0.00269 GRD        1,158           11/20/00
Sell Greek drachma, Buy U.S. dollars                              15,500,000 GRD      0.00257 GRD        1,136           12/11/00
Sell Greek drachma, Buy U.S. dollars                               6,645,000 GRD      0.00257 GRD          490           12/11/00
Sell New Zealand dollars, Sell U.S. dollars                          258,000 NZD      0.44903 NZD       13,521           11/20/00
Sell New Zealand dollars, Sell U.S. dollars                           45,000 NZD      0.45005 NZD        2,404           11/20/00
Sell New Zealand dollars, Sell U.S. dollars                          304,000 NZD      0.40202 NZD        1,639           11/20/00
                                                                                                     ---------
                                                                                                     $  42,400
                                                                                                     ---------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2000

ASSETS
Investments, at value (Cost $60,715,182) (Note 1) ..   $ 67,497,741
Foreign currency, at value (cost $317,740) .........        317,740
Cash ...............................................         66,937
Receivable for securities sold .....................      1,271,290
Interest and dividends receivable ..................        257,619
Receivable from Distributor (Note 3) ...............        124,840
Receivable for open forward contracts ..............         42,961
Receivable for fund shares sold ....................          8,425
Receivable for variation margin (Note 1) ...........            281
Other assets .......................................         11,267
                                                       ------------
                                                         69,599,101
LIABILITIES
Payable for collateral received on securities loaned      4,296,307
Payable for securities purchased ...................      4,549,316
Accrued management fee (Note 2) ....................         37,938
Accrued administration fee (Note 2) ................         28,100
Accrued transfer agent and shareholder services
  (Note 2) .........................................         22,063
Accrued trustees' fees (Note 2) ....................         12,620
Payable for fund shares redeemed ...................          4,225
Payable for open forward contracts .................            561
Other accrued expenses .............................        109,167
                                                       ------------
                                                          9,060,297
                                                       ------------
NET ASSETS .........................................   $ 60,538,804
                                                       ============
Net Assets consist of:
  Undistributed net investment income ..............   $    388,573
  Unrealized appreciation of investments ...........      6,782,559
  Unrealized appreciation of forward contracts and
    foreign currency ...............................         28,588
  Unrealized depreciation of futures contracts .....         (1,394)
  Accumulated net realized gain ....................      8,795,864
  Paid-in capital ..................................     44,544,614
                                                       ------------
                                                       $ 60,538,804
                                                       ============
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($60,538,804 / 4,908,121 shares) .................         $12.33
                                                             ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended October 31, 2000

INVESTMENT INCOME
Interest, net of foreign taxes of $11,404 (Note 1) ...........   $ 1,669,931
Dividends ....................................................       396,688
                                                                 -----------
                                                                   2,066,619
EXPENSES
Management fee (Note 2) ......................................       466,593
Custodian fee ................................................       172,623
Transfer agent and shareholder services (Note 2) .............        83,904
Audit fee ....................................................        30,324
Reports to shareholders ......................................        30,390
Administration fee ...........................................        28,100
Registration fees ............................................        16,146
Trustees' fees (Note 2) ......................................        12,620
Legal fees ...................................................         1,140
Miscellaneous ................................................        49,035
                                                                 -----------
                                                                     890,875
Expenses borne by the Distributor (Note 3) ...................      (205,539)
Fees paid indirectly (Note 2) ................................        (1,000)
                                                                 -----------
                                                                     684,336
                                                                 -----------
Net investment income ........................................     1,382,283
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY, FORWARD CONTRACTS AND FUTURES CONTRACTS
Net realized gain on investments (Notes 1 and 4) .............     8,821,235
Net realized loss on foreign currency and
  forward contracts (Note 1) .................................      (210,005)
Net realized loss on futures contracts (Note 1) ..............       (23,086)
                                                                 -----------
  Total net realized gain ....................................     8,588,144
                                                                 -----------
Change in unrealized depreciation of investments .............      (781,359)
Change in unrealized appreciation of foreign
  currency and forward contracts .............................       165,498
Change in unrealized depreciation of futures contracts .......        (1,857)
                                                                 -----------
  Total change in unrealized depreciation ....................      (617,718)
                                                                 -----------
Net gain on investments, foreign currency, forward
  contracts and futures contracts ............................     7,970,426
                                                                 -----------
Net increase in net assets resulting from operations .........   $ 9,352,709
                                                                 ===========


                                                                 YEARS ENDED OCTOBER 31
                                                              ----------------------------
                                                                  1999            2000
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .....................................   $  1,072,842    $  1,382,283
Net realized gain on investments, foreign currency, forward
  contracts and futures contracts .........................      1,105,796       8,588,144
Net unrealized appreciation (depreciation) of investments,
  foreign currency, forward contracts and futures contracts      5,411,590        (617,718)
                                                              ------------    ------------
Net increase resulting from operations ....................      7,590,228       9,352,709
                                                              ------------    ------------
Dividends from net investment income --
  Class S .................................................       (765,775)     (1,021,200)
                                                              ------------    ------------
Distributions from net realized gains --
  Class S .................................................     (8,002,009)     (1,625,786)
                                                              ------------    ------------
Class S share transactions (Note 6):
  Proceeds from sale of shares ............................      5,716,393       3,933,244
  Net asset value of shares issued in payment of:
    Dividends from net investment income ..................        298,971         348,148
    Distributions from capital gains ......................      8,001,998       1,625,782
  Cost of shares repurchased ..............................    (10,960,555)     (9,801,243)
                                                              ------------    ------------
Net increase (decrease) from fund share
  transactions ............................................      3,056,807      (3,894,069)
                                                              ------------    ------------
Total increase in net assets ..............................      1,879,251       2,811,654
NET ASSETS
Beginning of year .........................................     55,847,899      57,727,150
                                                              ------------    ------------
End of year (including undistributed
  net investment income of $564,286
  and $388,573, respectively) .............................   $ 57,727,150    $ 60,538,804
                                                              ============    ============

Number of Class S shares:
  Sold ....................................................        517,034         320,814
  Issued upon reinvestment of:
    Dividends from net investment income ..................         27,969          29,185
    Distributions from capital gains ......................        779,162         139,672
  Repurchased .............................................       (988,554)       (796,840)
                                                              ------------    ------------
  Net increase (decrease) in fund shares ..................        335,611        (307,169)
                                                              ============    ============

NOTE 1

State Street Research Strategic Portfolios: Aggressive (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business Trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of six separate funds: State Street Research Strategic Portfolios: Aggressive, State Street Research Government Income Fund, State Street Research Strategic Income Plus Fund, State Street Research Concentrated Growth Fund, State Street Research Health Sciences Fund and State Street Research International Equity Fund.

The investment objective of the Fund is to provide high total return from, primarily, growth of capital and secondarily, current income, consistent with reasonable investment risk.

The Fund is authorized to issue five classes of shares. Only Class S shares are presently available for purchase. Class A, Class B(1), Class B and Class C shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 5.75%. Class A shares are subject to an initial sales charge of 5.75% and an annual service charge of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and paid annual service and distribution fees of 1.00%. Class A shares are subject to an initial sales charge of 5.75% and an annual service charge of 0.25% of average daily net assets. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended October 31, 2000, the Fund has designated as long-term $965,442 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction exchange rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At October 31, 2000, the value of the securities loaned and the value of collateral were $4,092,867 and $4,296,307, respectively. During the year ended October 31, 2000, income from securities lending amounted to $77,311 and is included in interest income.

I. FUTURES CONTRACTS
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 2000, the fees pursuant to such agreement amounted to $466,593.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of MetLife provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 2000, the amount of such expenses was $79,852.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended October 31, 2000, the Fund's transfer agent fees were reduced by $1,000, under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $12,620 during the year ended October 31, 2000.

Effective May 3, 2000, the Fund has agreed to pay the Adviser for certain administrative costs incurred in providing accounting services to the Fund. The fee was based on a fixed annual amount that has been allocated equally among the State Street Research Funds. During the year ended October 31, 2000, the amount of such expenses was $28,100.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 2000, the amount of such expenses assumed by the Distributor and its affiliates was $205,539.

NOTE 4

For the year ended October 31, 2000, purchases and sales of securities, exclusive of short-term obligations, aggregated $80,154,095 and $88,181,451 (including $15,767,745 and $16,547,607 of U.S. Government obligations), respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 2000, MetLife owned 3,418,962 Class S shares of the Fund.

For a share outstanding throughout each year:

                                              CLASS A
                                    ---------------------------------
                                     YEAR ENDED      NOVEMBER 1, 1996
                                    OCTOBER 31,   TO MARCH 27, 1997(a)
                                        1996(a)
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR
($) ...............................     10.93            12.45
                                        -----            -----

  Net investment income ($)* ......      0.14             0.10

  Net realized and unrealized gain
    on investments, foreign
    currency and
    forward contracts ($) .........      1.79             0.41
                                        -----            -----
TOTAL FROM INVESTMENT OPERATIONS
($) ...............................      1.93             0.51
                                        -----            -----
  Dividends from net investment
    income ($) ....................     (0.17)           (0.13)

  Distributions from net realized
    gains ($) .....................     (0.24)           (1.48)
                                        -----            -----
TOTAL DISTRIBUTIONS ($) ...........     (0.41)           (1.61)
                                        -----            -----
NET ASSET VALUE, END OF YEAR ($) ..     12.45            11.35
                                        =====            =====
Total return(b) (%) ...............     18.05             4.18(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  ($ thousands) ...................       623               --
Expense ratio .....................      1.35             1.35(d)
Ratio of net investment income to
  average net assets (%)* .........      1.43             1.69(d)
Portfolio turnover rate (%) .......    145.59           136.48
*Reflects voluntary reduction of
 expenses per share of these
 amounts (Note 3) ($) .............      0.01             0.02

                                                                   CLASS S
                                     -------------------------------------------------------------------
                                                             YEARS ENDED OCTOBER 31,
                                     -------------------------------------------------------------------
                                             1996(a)      1997(a)      1998(a)     1999(a)       2000(a)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR ($) ........................          10.94        12.43        13.18        11.44        11.07
                                             -----        -----        -----        -----        -----
  Net investment income ($)* ......           0.22         0.22         0.21         0.20         0.27
  Net realized and unrealized gain
    on investments, foreign
    currency, forward contracts and
    futures contracts ($) .........           1.74         2.27         0.17         1.25         1.50
                                             -----        -----        -----        -----        -----
TOTAL FROM INVESTMENT
  OPERATIONS ($) ..................           1.96         2.49         0.38         1.45         1.77
                                             -----        -----        -----        -----        -----
  Dividends from net investment
    income ($) ....................          (0.23)       (0.26)       (0.24)       (0.15)       (0.20)
  Distributions from capital
    gains ($) .....................          (0.24)       (1.48)       (1.88)       (1.67)       (0.31)
                                             -----        -----        -----        -----        -----
TOTAL DISTRIBUTIONS ($) ...........          (0.47)       (1.74)       (2.12)       (1.82)       (0.51)
                                             -----        -----        -----        -----        -----
NET ASSET VALUE, END OF YEAR ($) ..          12.43        13.18        11.44        11.07        12.33
                                             =====        =====        =====        =====        =====
Total return(b) (%) ...............          18.37        22.54         3.69        13.89        16.27
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
thousands) ........................         63,272       77,753       55,848       57,727       60,539
Expense ratio (%)* ................           1.10         1.10         1.10         1.10         1.10
Expense ratio after expense
  reductions (%)* .................           1.10         1.10         1.10         1.10         1.10
Ratio of net investment income to
  average net assets (%)* .........           1.78         1.79         1.81         1.82         2.22
Portfolio turnover rate (%) .......         145.59       136.48       124.15       108.44       138.29
*Reflects voluntary reduction of
 expenses per share of
 these amounts (Note 3) ($) .......           0.03         0.02         0.02         0.02         0.04
------------------------------------------------------------------------------------------------------

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: AGGRESSIVE

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic
Portfolios: Aggressive (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2000

For the year ended October 31, 2000, State Street Research Strategic
Portfolios: Aggressive Class S shares returned 16.27%. The fund outperformed both the Lipper Flexible Portfolio Funds Average, which returned 9.34% over the same period, and the S&P 500 Index, which generated a positive return of 6.08%.

The fund benefited from investments in both stocks and bonds. It maintained a heavy weighting in bonds, which gained ground in most sectors as intermediate and long-term interest rates came down. Stocks were underweighted versus the fund's normal asset allocation. However, stock selection among large and small-cap growth stocks helped the fund's equity performance.

The fund's major disappointments were also in the bond market -- specifically, in high-yield and nondollar bonds. It was a challenging year for the high-yield market, in general. International bonds suffered from a weak euro.

Near the end of the period, the fund's investment in stocks was 73% -- still five points under its normal position. We also shifted a small percentage out of international and cash to add to value stocks.

October 31, 2000

Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

                   CHANGE IN VALUE OF $10,000 BASED ON THE
                       S&P 500 AND THE LEHMAN BROTHERS
                   GOVERNMENT/CORPORATE BOND INDEX COMPARED
                  TO CHANGE IN VALUE OF $10,000 INVESTED IN
                       STRATEGIC PORTFOLIOS: AGGRESSIVE

                 ----------------------------------------------
                          Average Annual Total Return
                 ----------------------------------------------
                   1 Year         5 Years        Life of Fund
                 ----------------------------------------------
                   16.27%         14.77$            1.08%
                 ----------------------------------------------

            Strategic Portfolios:            Lehman Brothers
                 Aggressive                 Gov't Corp. Index          S&P 500
            ---------------------           -----------------          -------
10/31/94           $10,250                       $10,006               $10,549
10/31/95            11,772                        11,622                13,334
10/31/96            13,935                        12,250                16,546
10/31/97            17,076                        13,329                21,856
10/31/98            17,706                        14,698                26,667
10/31/99            20,165                        14,600                33,512
10/31/00            23,445                        15,641                35,549

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
-------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RICHARD S. DAVIS                       RICHARD S. DAVIS
STRATEGIC PORTFOLIOS: AGGRESSIVE           Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President, and                         President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         JOHN BORZILLERI                        Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       BRUCE A. EBEL                          BRUCE R. BOND
Boston, MA 02111                           Vice President                         Former Chairman of the Board
                                                                                  Chief Executive Officer and
DISTRIBUTOR                                JOHN H. KALLIS                         President, PictureTel Corporation
State Street Research                      Vice President
Investment Services, Inc.
One Financial Center                       THOMAS P. MOORE, JR.                   STEVE A. GARBAN
Boston, MA 02111                           Vice President                         Former Senior Vice President
                                                                                  for Finance and Operations and
SHAREHOLDER SERVICES                       E.K. EASTON RAGSDALE, JR.              Treasurer, The Pennsylvania
State Street Research                      Vice President                         State University
Service Center
P.O. Box 8408                              THOMAS A. SHIVELY
Boston, MA 02266-8408                      Vice President                         DEAN O. MORTON
1-87-SSR-FUNDS (1-877-773-8637)                                                   Former Executive Vice President,
                                           JAMES M. WEISS                         Chief Operating Officer and
CUSTODIAN                                  Vice President                         Director, Hewlett-Packard
State Street Bank and                                                             Company
Trust Company                              KENNARD WOODWORTH, JR.
225 Franklin Street                        Vice President
Boston, MA 02110                                                                  SUSAN M. PHILLIPS
                                           GERARD P. MAUS                         Dean, School of Business and
LEGAL COUNSEL                              Treasurer                              Public Management, George
Goodwin, Procter & Hoar LLP                                                       Washington University; former
Exchange Place                             DOUGLAS A. ROMICH                      Member of the Board of Governors
Boston, MA 02109                           Assistant Treasurer                    of the Federal Reserve System and
                                                                                  Chairman and Commissioner of
INDEPENDENT ACCOUNTANTS                    FRANCIS J. MCNAMARA, III               the Commodity Futures Trading
PricewaterhouseCoopers LLP                 Secretary and General Counsel          Commission
160 Federal Street
Boston, MA 02110                           DARMAN A. WING
                                           Assistant Secretary and                TOBY ROSENBLATT
                                           Assistant General Counsel              President,
                                                                                  Founders Investments Ltd.
                                           SUSAN E. BREEN                         President,
                                           Assistant Secretary                    The Glen Ellen Company

                                           AMY L. SIMMONS
                                           Assistant Secretary                    MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH STRATGEGIC PORTFOLIOS: AGGRESSIVE      -------------------
One Financial Center                                            PRSTD AUTO STD
Boston, MA 02111                                              U.S. POSTAGE PAID
                                                                HOLLISTON, MA
                                                                PERMIT NO. 20
                                                             -------------------




QUESTIONS? COMMENTS?

E-MAIL us at:
    info@ssrfunds.com

INTERNET site:
    www.StateStreetResearch.com

CALL us at 1-87-SSR-FUNDS (1-877-773-8637) or
    [hearing-impaired 1-800-676-7876]
    [Chinese and Spanish-speaking 1-888-638-3193]

WRITE us at:
    State Street Research
    Service Center
    P.O. Box 8408
    Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

(C) State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Galileo Fund prospectus.

When used after December 31, 2000, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp1201)SSR-LD                                 SP-2852-1200

-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                            STRATEGIC INCOME PLUS FUND
                            --------------------------

                               ANNUAL REPORT

                               October 31, 2000

                               --------------------
                                  WHAT'S INSIDE
                               --------------------

                               FROM THE CHAIRMAN
                               U.S. economy glides
                               to a slower pace

                               PORTFOLIO MANAGER'S REVIEW
                               Bonds help boost performance
                               in a volatile year

                               FUND INFORMATION
                               Facts and figures

                               PLUS, COMPLETE PORTFOLIO HOLDINGS
                               AND FINANCIAL STATEMENTS

                                                         -------------------

                                                            [DALBAR LOGO]

                                                         -------------------

                                                           For Excellence
                                                                 in
                                                               Service

[Logo] STATE STREET RESEARCH

FROM THE CHAIRMAN


[Photo of Richard S. Davis]

DEAR SHAREHOLDER:
With no further interest rate changes since May, it appears that the Federal Reserve has managed to orchestrate a modest slowdown of the U.S. economy without harsh effects on consumers, workers or markets. Economic growth has found a slower pace in the past two quarters. As a result, the Fed has let short-term interest rates stand in its past three meetings. However, it continues to warn that it is concerned about the tight labor market, relatively high consumer spending and rising energy prices, any of which could boost inflation higher.

STOCKS
The S&P 500 Index returned 6.1% over the 12 months ended October 2000.(1) The technology-driven Nasdaq returned 13.8%. However, it lost significant ground in the second half of the fund's fiscal year. The best performing group was mid-cap growth stocks, which soared 38.7% over the same period as measured by the Russell Midcap Growth Index.(1)

BONDS
Long-term U.S. Treasury bonds were helped by optimism about the economic slowdown plus a federal buyback of bonds. Government, mortgage and municipal bonds were strong performers. Corporate bonds eked out modest returns while high-yield bonds were weak, a reflection of slower economic growth and rising defaults among telecommunications companies.

INTERNATIONAL
Global economic growth improved to over 4.0% compared to 2.0% two years ago, according to the Organization for Economic Cooperation and Development (OECD). Nearly all foreign stock markets delivered disappointing returns. The few bright spots for the year included Canada and Israel.

OUTLOOK AND OPPORTUNITIES
It's a pleasure to have this opportunity to speak directly to shareholders in my new capacity as President and Chief Executive Officer of State Street Research & Management Company. Although it has been a challenging year for stock market investors, there have been areas of opportunity among bonds and certain sectors of the stock market, such as natural resources and mid-cap stocks. The lesson? Diversification is still the best way to reduce the impact of volatility. Now is a good time to consult your financial professional for a review of the components of your portfolio. As always, we thank you for your confidence in State Street Research.

Sincerely,

[Graphic Omitted]

Richard S. "Dick" Davis
President and Chief Executive Officer
State Street Research & Management Company

(1) The S&P 500 (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index. The Russell Midcap Growth Index contains only those stocks within the complete Russell Midcap Index (a mid-sized company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index. Lipper Flexible Income Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows how well the fund has done compared with competing funds.

(2) 7.11% for Class B(1) shares; 7.16% for Class B shares; 7.16% for Class C shares; 8.22% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(4) Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.

(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(6) Performance for the period May 16, 1994 to March 27, 1997 reflects actual performance of the fund prior to the liquidation of outstanding Class A shares in 1997. Returns shown for all other periods, including periods prior to the reintroduction of Class A shares in 1999, reflect performance of Class S shares. Returns shown are for periods prior to the creation of the class in 1999. They reflect performance of Class S shares, adjusted for shareholder and annual fund operating expenses.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 2000, except where noted)
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDED 9/30/00
(at maximum applicable sales charge)(3)(4)(5)(6)
-------------------------------------------------------------------
                          LIFE OF FUND
                        (since 5/16/94)   5 YEARS        1 YEAR
-------------------------------------------------------------------
Class A                      8.33%         7.34%         2.14%
-------------------------------------------------------------------
Class B(1)                   8.54%         7.53%         2.63%
-------------------------------------------------------------------
Class B                      8.53%         7.52%         2.58%
-------------------------------------------------------------------
Class C                      8.53%         7.82%         6.58%
-------------------------------------------------------------------
Class S                      9.63%         8.92%         8.76%
-------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(does not reflect sales charge)(3)(5)(6)
-------------------------------------------------------------------
                          LIFE OF FUND
                         (Since 5/16/94)  5 YEARS        1 YEAR
-------------------------------------------------------------------
Class A                      9.20%         8.57%         7.85%
-------------------------------------------------------------------
Class B(1)                   8.39%         7.76%         7.11%
-------------------------------------------------------------------
Class B                      8.39%         7.77%         7.16%
-------------------------------------------------------------------
Class C                      8.39%         7.77%         7.16%
-------------------------------------------------------------------
Class S                      9.48%         8.86%         8.22%
-------------------------------------------------------------------

Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW

Stretegic Income Plus Fund: Bonds help boost performance in a volatile year

[Photo of Jack Kalis]
     Jack Kallis
 Portfolio Manager

We spoke with Jack Kallis, portfolio manager of State Street Research Strategic Income Plus Fund, about the year ended October 31, 2000 and his views on the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a good year for the fund. Class A shares returned 7.85% [without sales charge](2) for the 12 months ended October 31, 2000. The fund significantly outperformed the Lipper Flexible Income Funds Average, which returned 3.97% over the same period.

Q: WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?
A: In a good year for bonds and a rocky year for stocks, the fund benefited by having a heavier weighting in bonds than many other funds in our peer group. We increased the fund's emphasis on bonds midway through the year. However, in the last months, when the stock market had come down and looked more attractively valued, we began to increase our exposure to stocks once again. In the last quarter, our investments in large-cap growth and value stocks also helped performance on the equity side of the portfolio.

Q: DID YOU MAKE ANY OTHER CHANGES IN THE PORTFOLIO DURING THE YEAR?
A: We also changed the fund's value sector manager. We lowered our exposure to high-yield bonds last quarter, and we added modestly to the fund's cash position.

Q: WHERE WERE THE FUND'S DISAPPOINTMENTS?
A: Our investment in high-yield bonds hurt performance two ways: first, it was a challenging year for the high-yield sector all around. Plus, we owned three positions that encountered serious credit problems. They lost value. We sold two of them and held on to a third because we believe it has the potential to recover.

Our investment in nondollar bonds was also a negative for the portfolio. A weak euro translated into poor performance for European bonds. That said, we have held on to our investments because we believe they have the potential to rebound if the euro recovers.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?
A: If the economy continues to maintain slow, steady growth, it could be a better environment for stocks and bonds. The fund is well positioned for a rebound among bond sectors that have lagged U.S. Treasury bonds -- mortgages, corporate, asset backed and agency bonds. A stronger euro could also help the fund's international investments.

October 31, 2000

-------------------------------------------------------------------------------

------------------------------------------------------------------------------
ASSET ALLOCATION
(by percentage of net assets)

Bonds               70%
Cash                 5%
Equities            25%

TOP 5 BOND SECTORS
(by percentage of net assets)

U.S. AGENCY MORTGAGE    32.6%
FINANCE/MORTGAGE        13.5%
CORPORATE               10.1%
U.S. TREASURY            9.5%
FOREIGN GOVERNMENT       2.1%

TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)

MISCELLANEOUS FINANCIAL       1.8%
DRUGS & BIOTECHNOLOGY         1.7%
INSURANCE                     1.5%
COMMUNICATIONS TECHNOLOGY     1.4%
MULTI-SECTOR                  1.3%

Total: 7.7%

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

October 31, 2000

--------------------------------------------------------------------------------
                                                                      VALUE
                                                  SHARES             (NOTE 1)
--------------------------------------------------------------------------------
EQUITY SECURITIES 25.4%
AUTOMOBILES & TRANSPORTATION 0.6%
AUTOMOTIVE PARTS 0.3%
Delphi Automotive Systems Corp. .............         4,700           $   73,731
                                                                      ----------
MISCELLANEOUS TRANSPORTATION 0.1%
Canadian Pacific Ltd. .......................         1,400               40,557
                                                                      ----------
TRUCKERS 0.2%
CNF Transportation Inc. .....................         2,500               66,719
                                                                      ----------
Total Automobiles & Transportation ..........                            181,007
                                                                      ----------
CONSUMER DISCRETIONARY 3.3%
ADVERTISING AGENCIES 0.3%
Valassis Communications Inc.* ...............         4,000              111,000
                                                                      ----------
CASINOS/GAMBLING, HOTEL/MOTEL 0.6%
Harrah's Entertainment Inc.* ................         2,835               81,152
Hilton Hotels Corp. .........................         6,900               65,550
International Game Technology Inc.* .........           940               34,428
                                                                      ----------
                                                                         181,130
                                                                      ----------
COMMERCIAL SERVICES 0.8%
A.C. Nielsen Corp.* .........................         3,700               88,569
Cendant Corp.* ..............................         8,100               97,200
Republic Services Inc.* .....................         4,400               59,125
                                                                      ----------
                                                                         244,894
                                                                      ----------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 0.1%
Walt Disney Co. .............................         1,300               46,556
                                                                      ----------
PRINTING & PUBLISHING 0.5%
Hollinger International, Inc. Cl. A .........         8,700              134,306
Reed International PLC ......................         1,000               37,375
                                                                      ----------
                                                                         171,681
                                                                      ----------
RESTAURANTS 0.2%
Darden Restaurants Inc. .....................         2,400               54,000
                                                                      ----------
RETAIL 0.8%
Federated Department Stores Inc.* ...........         2,400               78,150
Home Depot Inc. .............................           700               30,100
Staples Inc.* ...............................         4,400               62,700
TJX Companies, Inc. .........................         2,500               68,125
                                                                      ----------
                                                                         239,075
                                                                      ----------
Total Consumer Discretionary ................                          1,048,336
                                                                      ----------
CONSUMER STAPLES 0.8%
BEVERAGES 0.4%
Anheuser-Busch Companies, Inc. ..............         2,540              116,205
                                                                      ----------
DRUG & GROCERY STORE CHAINS 0.2%
Safeway Inc.* ...............................         1,400               76,563
                                                                      ----------
TOBACCO 0.2%
UST Inc. ....................................         2,600               65,650
                                                                      ----------
Total Consumer Staples ......................                            258,418
                                                                      ----------
FINANCIAL SERVICES 4.0%
BANKS & SAVINGS & LOAN 0.7%
Banknorth Group Inc.* .......................         2,549               46,200
Golden West Financial Corp. .................         1,200               67,275
Hudson City Bancorp Inc. ....................         1,300               23,644
Mercantile Bankshares Corp. .................         1,000               37,625
North Fork BanCorp., Inc. ...................         1,200               24,225
SouthTrust Corp. ............................           600               19,425
                                                                      ----------
                                                                         218,394
                                                                      ----------
INSURANCE 1.5%
Ace Ltd. ....................................         6,750              264,938
Saint Paul Companies, Inc. ..................         2,000              102,500
XL Capital Ltd. Cl. A .......................         1,653              127,074
                                                                      ----------
                                                                         494,512
                                                                      ----------
MISCELLANEOUS FINANCIAL 1.8%
AMBAC Financial Group, Inc. .................         1,700              135,682
Citigroup, Inc. .............................         2,266              119,248
Marsh & McLennan Companies, Inc. ............           800              104,600
MBNA Corp. ..................................         2,480               93,155
Morgan Stanley Dean Witter & Co. ............         1,360              109,225
                                                                      ----------
                                                                         561,910
                                                                      ----------
Total Financial Services ....................                          1,274,816
                                                                      ----------
HEALTH CARE 1.9%
DRUGS & BIOTECHNOLOGY 1.7%
Abbott Laboratories Inc. ....................         2,000              105,625
Amgen Inc.* .................................           600               34,762
Biogen Inc.* ................................           800               48,150
Genentech, Inc.* ............................           480               39,600
Genzyme Corp.* ..............................           500               35,500
Pfizer Inc. .................................         2,975              128,483
Pharmacia Corp. .............................         2,680              147,400
                                                                      ----------
                                                                         539,520
                                                                      ----------
HEALTH CARE FACILITIES 0.1%
Tenet Healthcare Corp.* .....................           400               15,725
                                                                      ----------
HOSPITAL SUPPLY 0.1%
Sybron International Corp.* .................         1,400               34,650
                                                                      ----------
Total Health Care ...........................                            589,895
                                                                      ----------
INTEGRATED OILS 0.8%
INTEGRATED DOMESTIC 0.5%
Petroleo Brasileiro SA* .....................         1,200               34,875
Unocal Corp. ................................         2,200               75,075
USX-Marathon Group ..........................         1,600               43,500
                                                                      ----------
                                                                         153,450
                                                                      ----------
INTEGRATED INTERNATIONAL 0.3%
Exxon Mobil Corp. ...........................           950               84,728
Petro-Canada* ...............................         1,500               31,500
                                                                      ----------
                                                                         116,228
                                                                      ----------
Total Integrated Oils .......................                            269,678
                                                                      ----------
MATERIALS & PROCESSING 1.4%
BUILDING & CONSTRUCTION 0.1%
York International Corp. ....................         1,100               29,906
                                                                      ----------
CHEMICALS 0.3%
Rohm & Haas Co. .............................         2,500               75,157
Solutia Inc. ................................         1,500               19,125
                                                                      ----------
                                                                          94,282
                                                                      ----------
DIVERSIFIED MANUFACTURING 0.2%
Ball Corp. ..................................         2,200               77,275
                                                                      ----------
FERTILIZERS 0.1%
Agrium Inc. .................................         3,100               32,356
                                                                      ----------
PAPER & FOREST PRODUCTS 0.4%
Fort James Corp. ............................         2,190               72,133
Westvaco Corp. ..............................         1,300               37,050
                                                                      ----------
                                                                         109,183
                                                                      ----------
STEEL 0.3%
Alaska Steel Holding Corp. ..................         2,916               26,973
Harsco Corp. ................................         1,700               34,319
Nucor Corp. .................................         1,100               37,681
                                                                      ----------
                                                                          98,973
                                                                      ----------
Total Materials & Processing ................                            441,975
                                                                      ----------
OTHER 1.3%
MULTI-SECTOR 1.3%
General Electric Co. ........................         2,910              159,504
Monsanto Co.* ...............................         2,600               66,300
Ogden Corp.* ................................         6,000               82,500
SPX Corp.* ..................................           400               49,450
Tyco International Ltd. .....................         1,140               64,624
                                                                      ----------
Total Other .................................                            422,378
                                                                      ----------
OTHER ENERGY 1.7%
OIL & GAS PRODUCERS 0.9%
Anadarko Petroleum Corp. ....................         2,617              167,619
Burlington Resources Inc. ...................           700               25,200
Ocean Energy Inc.* ..........................         6,200               86,025
                                                                      ----------
                                                                         278,844
                                                                      ----------
OIL WELL EQUIPMENT & SERVICES 0.8%
Baker Hughes Inc. ...........................         1,000               34,375
Schlumberger Ltd. ...........................         2,900              220,762
                                                                      ----------
                                                                         255,137
                                                                      ----------
Total Other Energy ..........................                            533,981
                                                                      ----------
PRODUCER DURABLES 0.4%
ELECTRONICS: INDUSTRIAL 0.2%
ASM Lithography Holding NV* .................         2,000               54,667
                                                                      ----------
INDUSTRIAL PRODUCTS 0.0%
Parker Hannifin Corp. .......................           200                8,275
                                                                      ----------
OFFICE FURNITURE & BUSINESS EQUIPMENT 0.2%
Pitney Bowes Inc. ...........................         1,800               53,437
                                                                      ----------
Total Producer Durables .....................                            116,379
                                                                      ----------
TECHNOLOGY 3.6%
COMMUNICATIONS TECHNOLOGY 1.4%
Cisco Systems Inc.* .........................         1,670               89,971
Comverse Technology Inc.* ...................           750               83,812
Corning Inc. ................................         1,150               87,975
General Motors Corp. Cl. H* .................         1,100               35,640
NCR Corp.* ..................................           900               38,813
Nortel Networks Corp. .......................         2,550              115,841
                                                                      ----------
                                                                         452,052
                                                                      ----------
COMPUTER SOFTWARE 0.5%
i2 Technologies Inc.* .......................           450               76,500
Microsoft Corp.* ............................         1,110               76,451
                                                                      ----------
                                                                         152,951
                                                                      ----------
COMPUTER TECHNOLOGY 0.7%
EMC Corp.* ..................................         1,420              126,469
International Business Machines Corp. .......           410               40,385
Sun Microsystems Inc.* ......................           580               64,307
                                                                      ----------
                                                                         231,161
                                                                      ----------
ELECTRONICS 0.8%
Nokia Corp. ADR .............................         2,220               94,905
PE Biosystems Group Corp. ...................         1,150              134,550
Rockwell International Corp. ................           600               23,588
                                                                      ----------
                                                                         253,043
                                                                      ----------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 0.2%
Cypress Semiconductor Corp.* ................           745               27,891
PMC Sierra Inc.* ............................           150               25,425
                                                                      ----------
                                                                          53,316
                                                                      ----------
Total Technology ............................                          1,142,523
                                                                      ----------
UTILITIES 1.2%
ELECTRICAL 0.8%
Energy East Corp. ...........................         1,800               36,337
Niagara Mohawk Holdings Inc.* ...............         1,700               27,200
OGE Energy Corp. ............................         2,000               41,125
Pinnacle West Capital Corp. .................         2,100               91,219
Scana Corp. .................................         2,100               55,650
                                                                      ----------
                                                                         251,531
                                                                      ----------
GAS DISTRIBUTION 0.2%
National Fuel Gas Co. .......................           500               26,813
Nicor Inc. ..................................           500               17,656
Questar Corp. ...............................           800               21,650
                                                                      ----------
                                                                          66,119
                                                                      ----------
TELECOMMUNICATIONS 0.2%
XO Communications Inc.* .....................         1,810               61,059
                                                                      ----------
Total Utilities .............................                            378,709
                                                                      ----------
NON-U.S. EQUITIES 4.4%
Actelion Ltd.* ..............................           200               88,451
Allied Irish Banks PLC ......................         4,900               49,898
Aventis SA* .................................           500               36,066
Canon Sales Company, Inc. ...................         4,000               57,517
Citizen Watch Co. ...........................         3,000               29,446
Danone Groupe ...............................           348               48,668
Deutsche Bank AG ............................           500               40,936
Heineken NV .................................           900               48,879
Hutchison Whampoa ...........................         3,000               37,312
IHC Caland NV ...............................         1,500               66,191
Kone Oyj Cl. B ..............................         1,100               64,409
Nutreco Holding NV ..........................         1,200               51,731
Petrochina Co. Ltd.* ........................       365,300               76,817
Renault SA ..................................         1,300               64,646
Saipem SPA ..................................        12,500               65,130
Sampo Insurance Co. .........................         1,200               48,879
Schering AG .................................           700               39,205
Shohkoh Fund & Co. ..........................           200               16,423
Skandia Foersaekrings AB ....................         1,900               32,230
Societe Generale de France ..................           600               34,063
Sony Corp. ..................................           800               63,933
Technip .....................................           800              102,375
Tesco .......................................        12,200               46,511
Unilever PLC* ...............................         7,300               49,385
Volkswagen AG ...............................         1,100               54,953
Wolters Kluwer ..............................         1,300               29,256
Woolworths Ltd. .............................        10,200               40,637
                                                                      ----------
Total Non-U.S. Equities .....................                          1,383,947
                                                                      ----------
Total Equity Securities (Cost $6,790,141) ...                          8,042,042
                                                                      ----------


-----------------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL            MATURITY               VALUE
                                                              AMOUNT                DATE                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 69.7%
U.S. TREASURY 9.5%
U.S. Treasury Bond, 11.25% .........................        $  275,000            2/15/2015           $   412,327
U.S. Treasury Bond, 10.625% ........................           350,000            8/15/2015               507,171
U.S. Treasury Bond, 8.875% .........................           400,000            2/15/2019               525,688
U.S. Treasury Bond, 6.75% ..........................           375,000            8/15/2026               412,852
U.S. Treasury Bond, 6.125% .........................           250,000            8/15/2029               258,905
U.S. Treasury Bond, 6.25% ..........................            75,000            5/15/2030                79,875
U.S. Treasury Note, 6.125% .........................           500,000            8/31/2002               500,935
U.S. Treasury Note, 6.75% ..........................            50,000            5/15/2005                51,836
U.S. Treasury TIPS, 3.875% .........................           262,628            4/15/2029               263,613
                                                                                                      -----------
                                                                                                        3,013,202
                                                                                                      -----------
U.S. AGENCY MORTGAGE 32.6%
Federal National Mortgage Association, 7.00% .......           350,000            7/15/2005               356,619
Federal National Mortgage Association, 6.625% ......           325,000           10/15/2007               325,101
Federal National Mortgage Association, 7.25% .......            50,000            1/15/2010                51,828
Federal National Mortgage Association, 5.50% .......            86,191            2/01/2014                81,207
Federal National Mortgage Association, 6.50% .......           233,347            9/01/2028               224,377
Federal National Mortgage Association, 6.50% .......           329,000           11/01/2028               316,354
Federal National Mortgage Association, 6.50% .......           285,635           12/01/2028               274,655
Federal National Mortgage Association, 6.00% .......           157,118            2/01/2029               147,347
Federal National Mortgage Association, 7.50% .......           372,556            7/01/2029               372,440
Federal National Mortgage Association, 7.00% .......           500,382           12/01/2029               490,214
Federal National Mortgage Association, 7.00% .......         1,055,553           12/01/2029             1,034,104
Federal National Mortgage Association, 7.00% .......           694,775           12/01/2029               680,657
Federal National Mortgage Association, 7.125% ......           275,000            1/15/2030               287,419
Federal National Mortgage Association, 7.00% .......           951,746            2/01/2030               932,711
Federal National Mortgage Association, 7.25% .......           225,000            5/15/2030               239,063
Federal National Mortgage Association TBA, 7.00% ...         1,075,000           12/01/2030             1,068,281
Federal National Mortgage Association TBA, 7.50% ...           550,000           12/01/2030               549,142
Government National Mortgage Association, 6.50% ....           144,504            7/15/2009               143,265
Government National Mortgage Association, 7.50% ....           143,276           12/15/2010               145,604
Government National Mortgage Association, 7.00% ....           184,978            1/15/2025               182,897
Government National Mortgage Association, 7.00% ....            55,112           10/15/2025                54,406
Government National Mortgage Association, 7.00% ....           224,307            6/15/2028               221,084
Government National Mortgage Association, 7.00% ....           477,912           10/15/2028               471,044
Government National Mortgage Association, 6.50% ....           600,469           11/15/2028               579,638
Government National Mortgage Association, 7.00% ....           139,523           11/15/2028               137,518
Government National Mortgage Association TBA, 7.50%            550,000           12/15/2030               551,892
Government National Mortgage Association TBA, 8.00%            400,000           12/15/2030               406,624
                                                                                                      -----------
                                                                                                       10,325,491
                                                                                                      -----------
YANKEE 1.8%
British Sky Broadcasting Group Inc. Note, 6.875% ...            75,000            2/23/2009                63,982
Province of Quebec Deb., 7.50% .....................           125,000            9/15/2029               126,720
Vodafone AirTouch PLC, 7.75%+ ......................           225,000            2/15/2010               228,440
Woodside Finance Ltd. Note, 6.60%+ .................           125,000            4/15/2008               118,079
                                                                                                      -----------
                                                                                                          537,221
                                                                                                      -----------
FOREIGN GOVERNMENT 2.2%
                                  Greek Drachma
Republic of Greece, 8.80% ..........................       181,600,000            6/19/2007               523,972
Republic of Greece, 6.95% ..........................            50,000            3/04/2008                49,691
                                                    New Zealand Dollar
Government of New Zealand, 8.00% ...................            50,000            4/15/2004                20,667
Government of New Zealand, 8.00% ...................           250,000           11/15/2006               105,813
                                                                                                  ---------------
                                                                                                          700,143
                                                                                                  ---------------
FINANCE/MORTGAGE 13.5%
Arcadia Automobile Trust 97-B A5,
  6.70% ............................................           125,000            2/15/2005               125,054
Arcadia Automobile Trust 97-C A5,
  6.55% ............................................           125,000            6/15/2005               124,771
AT&T Capital Corp. Note, 6.875% ....................           125,000            1/16/2001               124,701
Capital One Bank Note, 6.62% .......................           125,000            8/04/2003               121,190
Chase Commercial Mortgage Securities Corp. 1997-1
  Cl. A1, 7.27% ....................................            72,422            7/19/2004                72,784
Citibank Credit Card Issuance Trust, 7.45% .........           150,000            9/15/2007               148,524
Commercial Credit Group Inc. Sr. Note, 5.55% .......           250,000            2/15/2001               248,793
Countrywide Funding Corp. Note, 6.58% ..............           175,000            9/21/2001               173,883
Countrywide Funding Corp. Note, 6.28% ..............           200,000            1/15/2003               196,722
DLJ Commercial Mortgage Corp.,
  7.50% ............................................            50,000            9/10/2010                50,242
DLJ Commercial Mortgage Corp. 98-C2, 6.24% .........            75,000           11/12/2031                71,320
DLJ Commercial Mortgage Corp. 98-C2 Cl. A1-A, 5.88%            167,125           11/12/2031               160,649
DLJ Commercial Mortgage Corp. 99-C1, 6.46% .........            50,000            1/10/2009                48,109
Florida Windstorm Underwriting Sr. Sec. Note, 7.125%+          125,000            2/25/2019               118,980
Ford Credit Auto Owner Trust, 6.58% ................           100,000           11/15/2004                99,672
Ford Motor Credit Co., 7.50% .......................           125,000            6/15/2003               125,884
Ford Motor Credit Co., 7.375% ......................            50,000           10/28/2009                48,548
Ford Motor Credit Co., 7.875% ......................           150,000            6/15/2010               150,415
Ford Motor Credit Co. Note, 7.50% ..................            75,000            3/15/2005                75,239
GE Global Insurance Holding Corp. Note, 7.00% ......           100,000            2/15/2026                92,073
General Motors Acceptance Corp., 6.40% ,............           125,000            9/21/2001               124,153
GMAC Commercial Mortgage Security Inc. 99-C1 A2,
  6.175% ...........................................           150,000            5/15/2033               141,668
Household Finance Corp., 7.875% ....................           200,000            3/01/2007               203,572
J.P. Morgan Commercial Mortgage Finance Corp., 6.507%          100,000           10/15/2035                96,863
LB Commercial Conduit Mortgage Trust 97-LL1-A1, 6.79%          231,784            6/12/2004               231,277
LB Commercial Conduit Mortgage Trust 98-C4 Cl. A1,
  5.87% ............................................           111,513            8/15/2006               107,784
LB Commercial Conduit Mortgage Trust 98-C4 Cl. A1,
  6.21% ............................................            60,000           10/15/2008                56,962
MBNA Master Credit Card Trust II, 6.90% ............           300,000            1/15/2008               302,062
MBNA Master Credit Card Trust Series 1999-J-A, 7.00%           225,000            2/15/2012               224,165
MBNA Master Credit Card Trust Series 99-B, 5.90% ...            25,000            8/15/2011                23,465
Morgan Stanley Capital Inc. 98- A1, 6.19% ..........            40,658            1/15/2007                40,684
Nationslink Funding Corp., 6.476% ..................           100,000            7/20/2008                96,500
Prime Credit Card Master Trust Series 1995-1A, 6.75%           125,000           11/15/2005               125,039
Qwest Capital Funding Inc., 7.90%+ .................           125,000            8/15/2010               126,801
                                                                                                      -----------
                                                                                                        4,278,548
                                                                                                      -----------
CORPORATE 10.1%
Albertsons Inc. Sr. Deb., 7.45% ....................           125,000            8/01/2029               111,970
Alcoa Inc., 7.375% .................................           125,000            8/01/2010               125,525
Arizona Public Service Co., 7.625% .................           250,000            8/01/2005               252,805
Atlantic Richfield Co. Note, 5.90% .................           175,000            4/15/2009               163,280
Bell Atlantic Financial Services Inc., 7.60% .......           175,000            3/15/2007               178,412
Citigroup Inc., 7.25% ..............................           225,000           10/01/2010               223,567
CK Witco Corp., 8.50% ..............................            50,000            3/15/2005                48,122
Clear Channel Communications, 7.25% ................           125,000            9/15/2003               124,255
Coca-Cola Enterprises Inc., 5.75% ..................           250,000           11/01/2008               224,007
Coca-Cola Enterprises Inc. Deb., 6.75% .............            50,000            9/15/2028                43,148
Columbia/HCA Healthcare Corp. Note, 6.87% ..........           150,000            9/15/2003               144,188
Dynergy Inc. Sr. Note, 6.875% ......................           250,000            7/15/2002               248,402
Edison Mission Energy Funding Corp. Series A Note,
  6.77%+ ...........................................            88,168            9/15/2003                85,647
El Paso Energy Corp. Sr. Note, 6.625% ..............           250,000            7/15/2001               248,537
Electronic Data Systems Corp., 7.45% ...............            75,000           10/15/2029                71,454
Enron Corp., 7.875% ................................           125,000            6/15/2003               127,524
Honeywell International Inc., 7.50% ................            75,000            3/01/2010                77,211
International Paper Co., 7.603%+ ...................            75,000            1/08/2001                75,262
International Paper Co., 8.00%+ ....................           100,000            7/08/2003               101,294
Lockheed Martin Corp. Note, 7.95% ..................           125,000           12/01/2005               127,998
New Jersey Economic Development Authority, 7.425% ..           125,000            2/15/2029               123,595
News America Inc. Sr. Deb., 7.125% .................           125,000            4/08/2028               103,813
NRG Energy Inc. Note, 8.00% ........................           125,000           11/01/2003               126,980
Tyco International Group Note, 6.25% ...............            50,000            6/15/2003                48,483
                                                                                                      -----------
                                                                                                        3,205,479
                                                                                                      -----------
Total Fixed Income Securities (Cost $22,186,452) ..........................................            22,060,084
                                                                                                      -----------
COMMERCIAL PAPER 12.7%
American Express Credit Corp., 6.48% ...............         1,310,000           11/08/2000             1,310,000
Ford Motor Credit Co., 6.50% .......................           773,000           11/01/2000               773,000
General Electric Capital Corp., 6.47% ..............           725,000           11/20/2000               725,000
Merrill Lynch & Company Inc., 6.48% ................           930,000           11/13/2000               927,991
Wells Fargo Financial Inc., 6.51% ..................           298,000           11/06/2000               298,000
                                                                                                      -----------
Total Commercial Paper (Cost $4,033,991) ..................................................             4,033,991
                                                                                                  -    ----------
-----------------------------------------------------------------------------------------------------------------
                                                                                 SHARES
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 12.6%
State Street Navigator Securities Lending Prime
  Portfolio ........................................                              3,993,979             3,993,979
                                                                                                      -----------
Total Short-Term Investments (Cost $3,993,979) ............................................             3,993,979
                                                                                                      -----------
Total Investments (Cost $37,004,563) - 120.4% .............................................            38,130,096
Cash and Other Assets, Less Liabilities-(20.4%) ...........................................            (6,450,036)
                                                                                                      -----------
Net Assets - 100.0% .......................................................................           $31,680,060
                                                                                                      ===========

Federal Income Tax Information:
AtOctober 31, 2000, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $37,126,482 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess
  of value over tax cost ................................................................           $ 1,627,055
Aggregate gross unrealized depreciation for all investments in which there is an excess
  of tax cost over value ................................................................              (623,441)
                                                                                                    -----------
                                                                                                    $ 1,003,614
                                                                                                    ===========

--------------------------------------------------------------------------------

*   Nonincome-producing securities.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securit ies among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 2000 were $856,477 and $854,503 (2.70% of net assets), respectively.

ADR Stands for American Depositary Receipt, representing ownership of foreign securities.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond c ustomary settlement time. Although the unit price has been established, the principal value has not been finalized.

Forward currency exchange contracts outstanding at October 31, 2000, are as follows:

                                                                                           CONTRACT      UNREALIZED      DELIVERY
TRANSACTION                                                              TOTAL VALUE         PRICE      APPRECIATION       DATE
-----------------------------------------------------------------------------------------------------------------------------------
Sell Euro, Buy U.S. dollars                                              102,500 EUR     0.91423 EUR       $ 6,645         11/20/00
Sell Greek drachma, Buy U.S. dollars                                  49,466,000 GRD     0.00269 GRD         9,264         11/09/00
Sell Greek drachma, Buy U.S. dollars                                   4,800,000 GRD     0.00268 GRD           894         11/09/00
Sell Greek drachma, Buy U.S. dollars                                  15,455,000 GRD     0.00269 GRD         2,933         11/20/00
Sell Greek drachma, Buy U.S. dollars                                  16,815,000 GRD     0.00257 GRD         1,241         12/11/00
Sell New Zealand dollars, Buy U.S. dollars                               155,000 NZD     0.44903 NZD         8,123         11/20/00
Sell New Zealand dollars, Buy U.S. dollars                                52,000 NZD     0.45005 NZD         2,778         11/20/00
Sell New Zealand dollars, Buy U.S. dollars                                53,000 NZD     0.40202 NZD           286         11/20/00
Sell New Zealand dollars, Buy U.S. dollars                                50,000 NZD     0.40201 NZD           269         11/20/00
                                                                                                           -------
                                                                                                           $32,433
                                                                                                           =======
Futures contracts open at October 31, 2000, are as follows:

                                                                                             UNREALIZED
                                                                     EXPIRATION             APPRECIATION
    TYPE                                  NOTIONAL AMOUNT              MONTH               (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
5 year U.S. Treasury Notes                   $1,000,000            December, 2000              $1,336
10 year U.S. Treasury Notes                     600,000            December, 2000              (5,885)
                                                                                               ------
                                                                                               (4,549)
                                                                                               ======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2000

ASSETS
Investments, at value (Cost $37,004,563) (Note 1) ...............  $38,130,096
Foreign currency, at value (Cost $96,508) .......................       96,508
Cash ............................................................        1,824
Receivable for securities sold ..................................    1,583,698
Interest and dividends receivable ...............................      239,772
Receivable from Distributor (Note 3) ............................      171,589
Receivable for open forward contracts ...........................       32,433
Receivable for fund shares sold .................................        2,483
Receivable for variation margin (Note 1) ........................          781
Other assets ....................................................       61,116
                                                                   -----------
                                                                    40,320,300
LIABILITIES
Payable for securities purchased ................................    4,498,734
Payable for collateral received on securities loaned ............    3,993,979
Accrued administration fee ......................................       28,100
Accrued management fee (Note 2) .................................       15,990
Accrued transfer agent and shareholder services
  (Note 2) ......................................................       14,993
Accrued trustees' fees (Note 2) .................................        5,932
Accrued distribution and service fees (Note 5) ..................        1,560
Other accrued expenses ..........................................       80,952
                                                                   -----------
                                                                     8,640,240
                                                                   -----------
NET ASSETS                                                         $31,680,060
                                                                   ===========

Net Assets consist of:
  Undistributed net investment income ...........................  $   514,363
  Unrealized appreciation of investments ........................    1,125,533
  Unrealized depreciation of futures contracts ..................       (4,549)
  Unrealized appreciation of forward contracts and
    foreign currency ............................................       32,351
  Accumulated net realized gain .................................      638,528
  Paid-in capital ...............................................   29,373,834
                                                                   -----------
                                                                   $31,680,060
                                                                   ===========

Net Asset Value and redemption price per share of Class A shares
  ($649,199 / 62,274 shares) ....................................       $10.42
                                                                        ======
Maximum Offering Price per share of Class A shares
   ($10.42 / .9425) .............................................       $11.06
                                                                        ======
Net Asset Value and offering price per share of
  Class B(1) shares ($690,024 / 66,325 shares)* .................       $10.40
                                                                        ======
Net Asset Value and offering price per share of
  Class B shares ($531,551 / 51,065 shares)* ....................       $10.41
                                                                        ======
Net Asset Value and offering price per share of
  Class C shares ($525,452 / 50,481 shares)* ....................       $10.41
                                                                        ======
Net Asset Value, offering price and redemption price per share
  of Class S shares ($29,283,834 / 2,807,229 shares) ............       $10.43
                                                                        ======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended October 31, 2000

INVESTMENT INCOME
Interest (Note 1) ............................................    $1,806,581
Dividends, net of foreign taxes of $2,188 ....................        87,794
                                                                  ----------
                                                                   1,894,375
EXPENSES
Management fee (Note 2) ......................................       192,782
Custodian fee ................................................       166,852
Registration fees ............................................        82,015
Transfer agent and shareholder services (Note 2) .............        53,889
Reports to shareholders ......................................        44,210
Audit fee ....................................................        29,041
Administration fee ...........................................        28,100
Legal fees ...................................................        14,040
Trustee's fees (Note 2) ......................................         5,932
Distribution and service fees - Class A (Note 4) .............         1,471
Distribution and service fees - Class B(1) (Note 4) ..........         5,451
Distribution and service fees - Class B (Note 4) .............         5,122
Distribution and service fees - Class C (Note 4) .............         5,096
Miscellaneous ................................................        12,774
                                                                  ----------
                                                                     646,775
Expenses borne by the Distributor (Note 3) ...................      (339,473)
Fees paid indirectly (Note 2) ................................        (1,000)
                                                                  ----------
                                                                     306,302
                                                                  ----------
Net investment income ........................................     1,588,073
                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCY, FORWARD CONTRACTS
  AND FUTURES CONTRACTS
Net realized gain on investments (Notes 1 and 4) .............       853,553
Net realized loss on futures contracts (Note 1) ..............       (53,696)
Net realized loss on forward contracts and foreign
  currency (Note 1) ..........................................       (59,524)
                                                                  ----------
  Total net realized gain ....................................       740,333
                                                                  ----------
Change in unrealized appreciation of investments .............       130,867
Change in unrealized depreciation of futures contracts .......        (5,887)
Change in unrealized appreciation of forward contracts
  and foreign currency........................................        83,464
                                                                  ----------
  Total change in unrealized appreciation ....................       208,444
                                                                  ----------
Net gain on investments, foreign currency and forward
  contracts and futures contracts ............................       948,777
                                                                  ----------
Net increase in net assets resulting from operations .........    $2,536,850
                                                                  ==========
The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        YEARS ENDED OCTOBER 31
                                                                 -------------------------------------
                                                                      1999                 2000
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .........................................      $ 1,463,692          $ 1,588,073
Net realized gain (loss) on investments, foreign currency,
  forward contracts and futures contracts .....................         (143,033)             740,333
Change in unrealized appreciation (depreciation) of
  investments, foreign currency, forward contracts and futures
  contracts ...................................................         (297,120)             208,444
                                                                     -----------          -----------
Net increase resulting from operations ........................        1,023,539            2,536,850
                                                                     -----------          -----------
Dividends from net investment income:
  Class A .....................................................           (4,941)             (22,697)
  Class B(1) ..................................................           (4,941)             (20,254)
  Class B .....................................................           (4,941)             (18,815)
  Class C .....................................................           (4,941)             (18,770)
  Class S .....................................................       (1,428,809)          (1,375,972)
                                                                     -----------          -----------
                                                                      (1,448,573)          (1,456,508)
                                                                     -----------          -----------
Dividends from capital gains:
  Class A .....................................................            --                  (1,136)
  Class B(1) ..................................................            --                  (1,136)
  Class B .....................................................            --                  (1,136)
  Class C .....................................................            --                  (1,136)
  Class S .....................................................       (2,273,855)             (70,420)
                                                                     -----------          -----------
                                                                      (2,273,855)             (74,964)
                                                                     -----------          -----------
Net decrease from fund share
  transactions ................................................         (249,691)          (2,612,828)
                                                                     -----------          -----------
Total decrease in net assets ..................................       (2,948,580)          (1,607,450)
NET ASSETS
Beginning of year .............................................       36,236,090           33,287,510
                                                                     -----------          -----------
End of year (including undistributed net investment income of
  $443,408 and $514,363, respectively) ........................      $33,287,510          $31,680,060
                                                                     ===========          ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2000

NOTE 1

State Street Research Strategic Income Plus Fund (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of six separate funds: State Street Research Strategic Income Plus Fund, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Aggressive, State Street Research Concentrated Growth Fund, State Street Research Health Sciences Fund and State Street Research International Equity Fund.

The investment objective of the Fund is to provide, primarily, a high level of current income and, secondarily, long-term growth of capital, consistent with the preservation of capital and reasonable investment risk.

The Fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75%. From November 1, 1999 to April 30, 2000, Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000, Class A shares pay an annual service and distribution fee equal to 0.30% of average daily net assets. Class B shares are being offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B (1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended October 31, 2000, the Fund has designated as long term all of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to- market at the applicable transaction exchange rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At October 31, 2000, the value of the securities loaned and the value of collateral were $3,909,939 and $3,993,979, respectively. During the year ended October 31, 2000, income from securities lending amounted to $19,038 and is included in interest income.

I. FUTURES CONTRACTS
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 2000, the fees pursuant to such agreement amounted to $192,782.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of MetLife, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 2000, the amount of such expenses was $44,934.

The fees of the Trustees not currently affiliated with the Adviser amounted to $5,932 during the year ended October 31, 2000.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended October 31, 2000, the Fund's transfer agent fees were reduced by $1,000 under this agreement.

Effective May 3, 2000, the Fund has agreed to pay the Adviser for certain administrative costs incurred in providing accounting services to the Fund. The fee was based on a fixed annual amount that has been allocated equally among the State Street Research Funds. During the year ended October 31, 2000, the amount of such expenses was $28,100.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 2000, the amount of such expenses assumed by the Distributor and its affiliates was $339,473.

NOTE 4

For the year ended October 31, 2000, purchases and sales of securities, exclusive of short-term obligations, aggregated $56,436,305 and $60,262,997 (including $43,933,786 and $41,974,551 of U.S. Government obligations), respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, beginning May 1, 2000, the Fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 2000, fees pursuant to such plans amounted to $1,471, $5,451, $5,122 and $5,096 for Class A, Class B(1), Class B and Class C, respectively.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 2000, MetLife owned 49,520 shares of each of Class A, Class B(1), Class B and Class C and 2,264,093 Class S shares of the Fund.

These transactions break down by share class as follows:

                                                   YEAR ENDED                                  YEAR ENDED
                                                 OCTOBER 31, 1999                            OCTOBER 31, 2000
                                        -------------------------------              -------------------------------
CLASS A                                   SHARES(a)           AMOUNT(a)                   SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                  49,422         $   500,141                   12,693         $   131,310
Issued upon reinvestment of:
  Dividend from net investment income          --                  --                         65                 683
  Distribution from capital gains              --                  --                        113               1,136
Shares redeemed                                --                  --                        (19)               (194)
                                        -----------         -----------              -----------         -----------
Net increase                                 49,422         $   500,141                   12,852         $   132,935
                                        ===========         ===========              ===========         ===========

CLASS B(1)                                SHARES(a)           AMOUNT(a)                   SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                  49,422         $   500,150                   16,665         $   173,109
Issued upon reinvestment of:
  Dividend from net investment income          --                  --                        125               1,198
  Distribution from capital gains              --                  --                        113               1,136
                                        -----------         -----------              -----------         -----------
Net increase                                 49,422         $   500,150                   16,903         $   175,443
                                        ===========         ===========              ===========         ===========

CLASS B                                   SHARES(a)           AMOUNT(a)                   SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                  49,422         $   500,150                    1,526         $    15,886
Issued upon reinvestment of:
  Dividend from net investment income          --                  --                          4                  44
  Distribution from capital gains              --                  --                        113               1,136
                                        -----------         -----------              -----------         -----------
Net increase                                 49,422         $   500,150                    1,643         $    17,066
                                        ===========         ===========              ===========         ===========

CLASS C                                   SHARES(a)           AMOUNT(a)                   SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                  49,422         $   500,150                      940         $     9,809
Issued upon reinvestment of:
  Dividend from net investment income          --                  --                          6                  61
  Distribution from capital gains              --                  --                        113               1,136
                                        -----------         -----------              -----------         -----------
Net increase                                 49,422         $   500,150                    1,059         $    11,006
                                        ===========         ===========              ===========         ===========

CLASS S                                   SHARES(a)           AMOUNT(a)                   SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                 203,903         $ 2,109,092                   80,688         $   830,392
Issued upon reinvestment of:
  Dividends from net investment
income                                       30,849             315,412                   28,058             286,775
  Distributions from net realized
gains                                       213,806           2,197,784                    7,007              70,420
Shares redeemed                            (672,928)         (6,872,570)                (403,206)         (4,136,865)
                                        -----------         -----------              -----------         -----------
Net decrease                               (224,370)        $(2,250,282)                (287,453)        $(2,949,278)
                                        ===========         ===========              ===========         ===========

--------------------------------------------------------------------------------------------------------------------
(a) September 30, 1999 (commencement of share class) to October 31, 1999.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
October 31, 2000

For a share outstanding throughout each year:

                                                                            CLASS A
                          -------------------------------------------------------------------------------------------------
                                                                             NOVEMBER 1,     SEPTEMBER 30,
                                                         YEAR ENDED           1996               1999           YEAR ENDED
                                                         OCTOBER 31,         MARCH 27,        OCTOBER 31,        OCTOBER 31
                                                           1996(a)           1997(a)            1999(a)            2000(a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                     10.56              11.03              10.12              10.11
                                                          ------             ------             ------             ------
  Net investment income($)                                  0.42               0.21               0.04               0.48
  Net realized and unrealized gain on
    investments, foreign currency,
    forward contracts and futures
    contracts ($)                                           0.66               0.08               0.05               0.30
                                                          ------             ------             ------             ------
TOTAL FROM INVESTMENT OPERATIONS ($)                        1.08               0.29               0.09               0.78
                                                          ------             ------             ------             ------
  Dividends from net investment income                     (0.36)             (0.19)             (0.10)             (0.45)
  Distributions from capital gains                         (0.25)             (0.55)              --                (0.02)
                                                          ------             ------             ------             ------
TOTAL DISTRIBUTIONS ($)                                    (0.61)             (0.74)             (0.10)             (0.47)
                                                          ------             ------             ------             ------
NET ASSET VALUE, END OF YEAR                               11.03              10.58              10.11              10.42
                                                          ======             ======             ======             ======
Total return (%)(b)                                        10.55               2.67(c)            0.89(c)            7.85
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                      552               --                  499                649
Expense ratio (%)*                                          1.15               1.15(d)            1.15(d)            1.18
Expense ratio after expense reductions (%)*                 1.15               1.15(d)            1.15(d)            1.18
Ratio of net investment income to average net assets        4.35               4.18(d)            4.01(d)            4.72
Portfolio turnover rate                                   126.41             117.66             209.77             181.36
*Reflects voluntary reduction of expenses
 of these amounts (Note 3) ($)                              0.07               0.03               0.00               0.12

                                                                     CLASS B(1)
                                       ---------------------------------------------------------------------
                                                      SEPTEMBER 30, 1999
                                                        (COMMENCEMENT
                                                         OF SHARE CLASS)                       YEAR ENDED
                                                     TO OCTOBER 31, 1999(a)               OCTOBER 31, 2000(a)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                        10.12                             10.10
                                                              -----                             -----
  Net investment income ($)*                                   0.03                              0.41
  Net realized and unrealized gain on
    investments, foreign currency,
    forward contracts and futures
    contracts ($)                                              0.05                              0.30
                                                              -----                             -----
TOTAL FROM INVESTMENT OPERATIONS ($)                           0.08                              0.71
                                                              -----                             -----
  Dividends from net investment income($)                     (0.10)                            (0.39)
  Distribution from capital gains ($)                            --                             (0.02)
                                                              -----                             -----
TOTAL DISTRIBUTIONS ($)                                       (0.10)                            (0.41)
                                                              -----                             -----
NET ASSET VALUE, END OF YEAR ($)                              10.10                             10.40
                                                              =====                             =====
Total return (%)(b)                                            0.79(c)                           7.11
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                         499                               690
Expense ratio (%)*                                             1.90(d)                           1.90
Expense ratio after reductions (%)*                            1.90(d)                           1.90
Ratio of net investment income to
  average net assets (%)*                                      3.26(d)                           4.01
Portfolio turnover rate (%)                                  209.77                            181.36
*Reflects voluntary reduction of
 expenses per share of these amounts
 (Note 3) ($)                                                  0.00                              0.12
------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(c) Not annualized.
(d) Annualized.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                       CLASS B
                                       ---------------------------------------------------------------------
                                                     SEPTEMBER 30, 1999
                                                       (COMMENCEMENT
                                                        OF SHARE CLASS)                       YEAR ENDED
                                                    TO OCTOBER 31, 1999(a)               OCTOBER 31, 2000(a)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                        10.12                             10.10
                                                              -----                             -----
  Net investment income ($)*                                   0.03                              0.41
  Net realized and unrealized gain on
    investments, foreign currency,
    forward contracts and futures
    contracts ($)                                              0.05                              0.30
                                                              -----                             -----
TOTAL FROM INVESTMENT OPERATIONS ($)                           0.08                              0.71
                                                              -----                             -----
  Dividends from net investment income ($)                    (0.10)                            (0.38)
  Distribution from capital gains ($)                            --                             (0.02)
                                                              -----                             -----
TOTAL DISTRIBUTIONS ($)                                       (0.10)                            (0.40)
                                                              -----                             -----
NET ASSET VALUE, END OF YEAR ($)                              10.10                             10.41
                                                              =====                             =====
Total return (%)(b)                                            0.79(c)                           7.16
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                         499                               532
Expense ratio (%)*                                             1.90(d)                           1.90
Expense ratio after expense reductions
  (%)*                                                         1.90(d)                           1.90
Ratio of net investment income to
  average net assets (%)*                                      3.26(d)                           4.00
Portfolio turnover rate (%)                                  209.77                            181.36
*Reflects voluntary reduction of
 expenses per share of these amounts
 (Note 3) ($)                                                  0.00                              0.12

                                                                       CLASS C
                                       ---------------------------------------------------------------------
                                                     SEPTEMBER 30, 1999
                                                       (COMMENCEMENT
                                                        OF SHARE CLASS)                       YEAR ENDED
                                                    TO OCTOBER 31, 1999(a)               OCTOBER 31, 2000(a)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                        10.12                             10.10
                                                              -----                             -----
  Net investment income ($)*                                   0.03                              0.41
  Net realized and unrealized gain on
    investments, foreign currency,
    forward contracts and futures
    contracts ($)                                              0.05                              0.30
                                                              -----                             -----
TOTAL FROM INVESTMENT OPERATIONS ($)                           0.08                              0.71
                                                              -----                             -----
  Dividends from net investment income
($)                                                           (0.10)                            (0.38)
  Distribution from capital gains ($)                            --                             (0.02)
                                                              -----                             -----
TOTAL DISTRIBUTIONS ($)                                       (0.10)                            (0.40)
                                                              -----                             -----
NET ASSET VALUE, END OF YEAR ($)                              10.10                             10.41
                                                              =====                             =====
Total return (%)(b)                                            0.79(c)                           7.16
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                         499                               525
Expense ratio (%)*                                             1.90(d)                           1.90
Expense ratio after expense reductions
  (%)*                                                         1.90(d)                           1.90
Ratio of net investment income to
  average net assets (%)*                                      3.26(d)                           4.00
Portfolio turnover rate (%)                                  209.77                            181.36
*Reflects voluntary reduction of
 expenses per share of these amounts
 (Note 3) ($)                                                  0.00                              0.12
------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the
    Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(c) Not annualized.
(d) Annualized.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------
October 31, 2000

For a share outstanding throughout each year:

                                                                               CLASS S
                                               --------------------------------------------------------------------------------
                                                                        YEARS ENDED OCTOBER 31
                                               --------------------------------------------------------------------------------
                                               1996(a)             1997(a)         1998(a)          1999(a)          2000(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           10.56               10.93            11.32            10.92             10.11
                                             ---------           ---------        ---------        ---------         ---------
  Net investment income($)*                       0.50                0.49             0.47             0.43              0.51
  Net realized and unrealized
    gain (loss) on investments,
    foreign currency, forward
    contracts and futures contracts ($)           0.60                0.95             0.42            (0.12)             0.30
                                             ---------           ---------        ---------        ---------         ---------
TOTAL FROM INVESTMENT OPERATIONS ($)              1.10                1.44             0.89             0.31              0.81
                                             ---------           ---------        ---------        ---------         ---------
  Dividends from net investment income ($)       (0.48)              (0.50)           (0.50)           (0.43)            (0.47)
  Distributions from capital gains ($)           (0.25)              (0.55)           (0.79)           (0.69)            (0.02)
                                             ---------           ---------        ---------        ---------         ---------
TOTAL DISTRIBUTIONS ($)                          (0.73)              (1.05)           (1.29)           (1.12)            (0.49)
                                             ---------           ---------        ---------        ---------         ---------
NET ASSET VALUE, END OF YEAR ($)                 10.93               11.32            10.92            10.11             10.43
                                             =========           =========        =========        =========         =========
Total return (%)(b)                              10.82               14.11             8.60             2.84              8.22
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)         33,236              38,501           36,236           31,291            29,284
Expense ratio (%)*                                0.90                0.90             0.90             0.90              0.90
Expense ratio after expense
   reductions (%)*                                0.90                0.90             0.90             0.90              0.90
Ratio of net investment income to
  average net assets (%)*                         4.50                4.47             4.35             4.07              5.00
Portfolio turnover rate(%)                      126.41              117.66           186.03           209.77            181.36
*Reflects voluntary reduction of
  expenses per share of these
  amounts (Note 3) ($)                            0.06                0.05             0.04             0.04              0.11
-------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDEN ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC INCOME PLUS FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Income Plus Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2000

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------
State Street Research Strategic Income Plus Fund Class A shares returned 7.85% [without sales charge](2) for the 12 months ended October 31, 2000. The fund outperformed the Lipper Flexible Income Funds Average, which returned 3.97% over the same period.

The fund benefited by having a heavier weighting in bonds than many other funds in its peer group. We increased the fund's emphasis on bonds midway through the year. However, we began to increase our exposure to stocks again in the last month of the period. Our investment in large-cap growth and value stocks also helped performance.

In a year that favored bonds of the highest quality, our investment in nondollar and high-yield bonds hurt performance. Plus, we owned three positions that encountered serious credit problems. We sold two of them and held on to a third because we believe it has the potential to cover. In the last quarter, we lowered our exposure to high-yield bonds and added to cash.

October 31, 2000

Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would be lower.

                   CHANGE IN VALUE OF $10,000 BASED ON THE
                       S&P 500 AND THE LEHMAN BROTHERS
                   GOVERNMENT/CORPORATE BOND INDEX COMPARED
                  TO CHANGE IN VALUE OF $10,000 INVESTED IN
                          STRATEGIC INCOME PLUS FUND

CLASS A SHARES

------------------------------------
     Average Annual Total Return
------------------------------------
1 Year       5 Years    Life of Fund
------------------------------------
1.55%        7.29%         8.20%
------------------------------------

         Strategic Income              Lehman Brothers
              Plus  A       S&P 500  Government/Corporate
----------------------------------------------------------
5/16/94      $10,000       $10,000       $10,000
10/31/94       9,532        10,549        10,006
10/31/95      11,039        13,334        11,622
10/31/96      12,203        16,546        12,250
10/31/97      13,890        21,856        13,329
10/31/98      15,046        26,667        14,698
10/31/99      15,438        33,512        14,600
10/31/00      16,650        35,549        15,641

CLASS B(1) SHARES

------------------------------------
     Average Annual Total Return
------------------------------------
1 Year       5 Years    Life of Fund
------------------------------------
2.11%        7.47%         8.39%
------------------------------------

               Strategic Income                         Lehman Brothers
                 Plus - Class B(1)      S&P 500       Government/Corporate
--------------------------------------------------------------------------------
5/16/94            $10,000             $10,000             $10,000
10/31/94            10,078              10,549              10,006
10/31/95            11,585              13,334              11,622
10/31/96            12,711              16,546              12,250
10/31/97            14,360              21,856              13,329
10/31/98            15,440              26,667              14,698
10/31/99            15,718              33,512              14,600
10/31/00            16,836              35,549              15,641

CLASS B SHARES

------------------------------------
     Average Annual Total Return
------------------------------------
1 Year       5 Years    Life of Fund
------------------------------------
2.16%        7.48%         8.39%
------------------------------------

               Strategic Income                         Lehman Brothers
                 Plus - Class B         S&P 500       Government/Corporate
--------------------------------------------------------------------------------
5/16/94            $10,000             $10,000             $10,000
10/31/94            10,078              10,549              10,006
10/31/95            11,585              13,334              11,622
10/31/96            12,711              16,546              12,250
10/31/97            14,360              21,856              13,329
10/31/98            15,440              26,667              14,698
10/31/99            15,718              33,512              14,600
10/31/00            16,844              35,549              15,641

CLASS C SHARES

------------------------------------
     Average Annual Total Return
------------------------------------
1 Year       5 Years    Life of Fund
------------------------------------
6.16%        7.77%         8.39%
------------------------------------

               Strategic Income                         Lehman Brothers
                 Plus - Class C         S&P 500       Government/Corporate
--------------------------------------------------------------------------------
5/16/94            $10,000             $10,000             $10,000
10/31/94            10,078              10,549              10,006
10/31/95            11,585              13,334              11,622
10/31/96            12,711              16,546              12,250
10/31/97            14,360              21,856              13,329
10/31/98            15,440              26,667              14,698
10/31/99            15,718              33,512              14,600
10/31/00            16,844              35,549              15,641

CLASS S SHARES

------------------------------------
     Average Annual Total Return
------------------------------------
1 Year       5 Years    Life of Fund
------------------------------------
8.22%        8.86%         8.39%
------------------------------------

               Strategic Income                         Lehman Brothers
                 Plus - Class S         S&P 500       Government/Corporate
--------------------------------------------------------------------------------
5/16/94            $10,000             $10,000             $10,000
10/31/94            10,125              10,549              10,006
10/31/95            11,755              13,334              11,622
10/31/96            13,027              16,546              12,250
10/31/97            14,865              21,856              13,329
10/31/98            16,143              26,667              14,698
10/31/99            16,602              33,512              14,600
10/31/00            17,967              35,549              15,641

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
--------------------------------------------------------------------------------

FUND INFORMATION                        OFFICERS                                 TRUSTEES

STATE STREET RESEARCH                   RICHARD S. DAVIS                         RICHARD S. DAVIS
STRATEGIC INCOME PLUS FUND              Chairman of the Board,                   Chairman of the Board,
One Financial Center                    President and Chief Executive            President, Chief Executive
Boston, MA 02111                        Officer                                  Officer and Director,
                                                                                 State Street Research &
INVESTMENT ADVISER                      JOHN BORZILLERI                          Management Company
State Street Research &                 Vice President
Management Company
One Financial Center                    BRUCE A. EBEL                            BRUCE R. BOND
Boston, MA 02111                        Vice President                           Former Chairman of the Board,
                                                                                 Chief Executive Officer and
DISTRIBUTOR                             JOHN H. KALLIS                           President, PictureTel Corporation
State Street Research                   Vice President
Investment Services, Inc.
One Financial Center                    THOMAS P. MOORE, JR.                     STEVE A. GARBAN
Boston, MA 02111                        Vice President                           Former Senior Vice President
                                                                                 for Finance and Operations and
SHAREHOLDER SERVICES                    E.K. EASTON RAGSDALE, JR.                Treasurer, The Pennsylvania
State Street Research                   Vice President                           State University
Service Center
P.O. Box 8408                           THOMAS A. SHIVELY
Boston, MA 02266-8408                   Vice President                           DEAN O. MORTON
1-87-SSR-FUNDS (1-877-773-8637)                                                  Former Executive Vice President,
                                        JAMES M. WEISS                           Chief Operating Officer and
CUSTODIAN                               Vice President                           Director, Hewlett-Packard
State Street Bank and                                                            Company
Trust Company                           KENNARD WOODWORTH, JR.
225 Franklin Street                     Vice President
Boston, MA 02110,000                                                             SUSAN M. PHILLIPS
                                        GERARD P. MAUS                           Dean, School of Business and
LEGAL COUNSEL                           Treasurer                                Public Management, George
Goodwin, Procter & Hoar LLP                                                      Washington University; former
Exchange Place                          DOUGLAS A. ROMICH                        Member of the Board of Governors
Boston, MA 02109                        Assistant Treasurer                      of the Federal Reserve System and
                                                                                 Chairman and Commissioner of
INDEPENDENT ACCOUNTANTS                 FRANCIS J. MCNAMARA, III                 the Commodity Futures Trading
PricewaterhouseCoopers LLP              Secretary and General Counsel            Commission
160 Federal Street
Boston, MA 02110,000                    DARMAN A. WING
                                        Assistant Secretary and                  TOBY ROSENBLATT
                                        Assistant General Counsel                President,
                                                                                 Founders Investments Ltd.
                                        SUSAN E. BREEN                           President,
                                        Assistant Secretary                      The Glen Ellen Company

                                        AMY L. SIMMONS
                                        Assistant Secretary                      MICHAEL S. SCOTT MORTON
                                                                                 Jay W. Forrester Professor of
                                                                                 Management, Sloan School of
                                                                                 Management, Massachusetts
                                                                                 Institute of Technology


STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND               ------------
One Financial Center                                             BULK RATE
Boston, MA 02111                                               U.S. POSTAGE
                                                                   PAID
                                                               HOLLISTON, MA
                                                                PERMIT #313
                                                               ------------


QUESTIONS? COMMENTS?

E-MAIL us at:
    info@ssrfunds.com

INTERNET site:
    www.statestreetresearch.com

CALL us at 1-87-SSR-FUNDS (1-877-773-8637) or
    [hearing-impaired 1-800-676-7876]
    [Chinese and Spanish-speaking 1-888-638-3193]

WRITE us at:
    State Street Research
    Service Center
    P.O. Box 8408
    Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

(C) State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Strategic Income Plus Fund prospectus.

When used after December 31, 2000, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp1201)SSR-LD                                 STP-2853-1200